ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements and Supplemental Schedules

December 31, 2016 and 2015

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2016 and 2015, and the related statements of operations, stockholder’s equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the three years then ended in conformity with U.S. generally accepted accounting principles.

The supplemental information contained in Schedules I, III, and IV has been subjected to audit procedures performed in conjunction with the audit of the Company’s financial statements. The supplemental information is the responsibility of the Company’s management. Our audit procedures included determining whether the supplemental information reconciles to financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplemental information. In forming our opinion on the supplemental information, we evaluated whether the supplemental information, including its form and content, is presented in conformity with Regulation S-X Rule 7.05. In our opinion, the supplemental information contained in Schedules I, III, and IV is fairly stated, in all material respects, in relation to the financial statements as a whole.

/s/ KPMG LLP

March 29, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016 and 2015

(In thousands, except share data)

Assets	2016	2015
Investments:
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $734,957 and $660,954, respectively)	$751,531	674,562
Policy loans	338	275
Derivative assets	32,993	15,064
Equity securities, trading (cost of $7,464 and $4,383, respectively)	7,539	4,368

Total investments	792,401	694,269
Cash and cash equivalents	74,980	37,172
Accrued investment income	14,926	14,557
Receivables (net of allowance for uncollectible accounts of $43 and $33, respectively)	14,666	13,202
Reinsurance recoverables	4,097	3,596
Deferred acquisition costs	129,868	134,374
Net deferred tax asset	29,554	33,660
Other assets	21,600	22,277

Assets, exclusive of separate accounts assets	1,082,092	953,107
Separate account assets	2,255,576	2,205,548

Total assets	$3,337,668	3,158,655

Financial Statements and Supplemental Schedules Page 2 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016 and 2015

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2016	2015
Policyholder liabilities:
Account balances and future policy benefit reserves (includes $222,139 and $72,491 measured at fair value under the fair value option at December 31, 2016 and 2015)	$879,251	762,986
Policy and contract claims	4,771	4,157
Unearned premiums	1,652	1,571
Other policyholder funds	94	1,174

Total policyholder liabilities	885,768	769,888
Derivative liabilities	15,416	7,956
Other liabilities	16,783	26,775

Liabilities, exclusive of separate account liabilities	917,967	804,619
Separate account liabilities	2,255,576	2,205,548

Total liabilities	3,173,543	3,010,167

Stockholder’s equity:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares, at December 31, 2016 and 2015	2,000	2,000
Additional paid-in capital	72,500	72,500
Retained earnings	82,428	68,988
Accumulated other comprehensive income, net of tax	7,197	5,000

Total stockholder’s equity	164,125	148,488

Total liabilities and stockholder’s equity	$3,337,668	3,158,655

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 3 of 63

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

Years ended December 31, 2016, 2015 and 2014

(In thousands)

	2016	2015	2014
Revenue:
Premiums	$4,397	4,461	4,559
Policy fees	68,839	65,756	58,599
Premiums and policy fees, ceded	(1,329)	(1,347)	(1,442)

Net premiums and policy fees	71,907	68,870	61,716
Interest and similar income, net	29,558	27,387	28,859
Change in fair value of assets and liabilities	(41,554)	11,373	66,806
Realized investment (losses) gains, net	(205)	583	77
Fee, commission, and other revenue	7,051	7,221	6,864

Total revenue	66,757	115,434	164,322

Benefits and expenses:
Policyholder benefits	6,242	11,601	7,993
Change in fair value of annuity and life embedded derivatives	(13,191)	60,876	112,364
Benefit recoveries	(1,099)	(1,256)	(1,099)
Net interest credited to account values	13,660	16,290	24,635

Net benefits and expenses	5,612	87,511	143,893
Commissions and other agent compensation	22,023	23,976	25,275
General and administrative expenses	17,925	17,816	14,514
Change in deferred acquisition costs, net	4,814	(8,165)	(15,064)

Total benefits and expenses	50,374	121,138	168,618

Income (loss) from operations before income taxes	16,383	(5,704)	(4,296)

Income tax expense (benefit):
Current	21	9,567	4,774
Deferred	2,922	(14,008)	(7,907)

Total income tax expense (benefit)	2,943	(4,441)	(3,133)

Net income (loss)	$13,440	(1,263)	(1,163)

Supplemental disclosures:
Realized investment losses, net:
Total other-than-temporary impairment losses on securities	$(387)	(184)	—
Portion of loss recognized in other comprehensive income	—	—	—

Net impairment losses recognized in realized investment losses, net	(387)	(184)	—
Other net realized gains	182	767	77

Realized investment (losses) gains, net	$(205)	583	77

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 4 of 63

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2016, 2015, and 2014

(In thousands)

	2016	2015	2014
Net income (loss)	$13,440	(1,263)	(1,163)
Net unrealized gain (loss) on investments, net of shadow adjustments and deferred taxes	2,197	(11,656)	6,309

Total comprehensive income (loss)	$15,637	(12,919)	5,146

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 5 of 63

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2016, 2015, and 2014

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder’s equity
2014:
Balance, beginning of year	$2,000	72,500	71,414	10,347	156,261
Comprehensive income (loss):
Net loss	—	—	(1,163)	—	(1,163)
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	6,309	6,309

Total comprehensive income					5,146

Balance, end of year	$2,000	72,500	70,251	16,656	161,407

2015:
Balance, beginning of year	$2,000	72,500	70,251	16,656	161,407
Comprehensive income (loss):
Net loss	—	—	(1,263)	—	(1,263)
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	(11,656)	(11,656)

Total comprehensive loss					(12,919)

Balance, end of year	$2,000	72,500	68,988	5,000	148,488

2016:
Balance, beginning of year	$2,000	72,500	68,988	5,000	148,488
Comprehensive income (loss):
Net income	—	—	13,440	—	13,440
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	2,197	2,197

Total comprehensive income					15,637

Balance, end of year	$2,000	72,500	82,428	7,197	164,125

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 6 of 63

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2016, 2015, and 2014

(In thousands)

	2016	2015	2014
Cash flows provided by operating activities:
Net income (loss)	$13,440	(1,263)	(1,163)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment gains (losses) and change in fair value of equity securities, net	115	(564)	(77)
Change in annuity-related options, derivatives, and gross reserves	3,974	(12,437)	(71,181)
Purchase of trading securities	(134,228)	(36,109)	(4,780)
Sale of trading securities	131,147	33,580	2,927
Deferred income tax expense (benefit)	2,922	(14,008)	(7,907)
Charges to policy account balances	(1,863)	(604)	(173)
Interest credited to policy account balances	25,624	17,342	24,336
Amortization of discount, net	493	764	(409)
Change in:
Accrued investment income	(369)	(6,427)	665
Receivables and other assets	(686)	(5,751)	(4,777)
Reinsurance recoverables	(501)	(505)	(590)
Deferred acquisition costs	4,814	(8,165)	(15,064)
Future policy benefit reserves	(10,888)	70,637	121,202
Policy and contract claims	614	1,370	1,259
Unearned premiums	87	(9)	(17)
Other policyholder funds	(1,080)	(1,029)	402
Other liabilities	(7,892)	16,239	437

Total adjustments	12,283	54,324	46,253

Net cash provided by operating activities	25,723	53,061	45,090

Cash flows used in investing activities:
Purchase of fixed-maturity securities	(211,621)	(176,948)	(62,126)
Sale and other redemptions of fixed-maturity securities	112,237	113,930	57,669
Matured fixed-maturity securities	24,681	15,600	6,510
Purchase of derivatives securities, net	(8,369)	(5,546)	(174)
Sale of derivatives securities, net	(7,762)	5,205	—
Net change in short-term securities	—	13,728	(13,728)
Other, net	(61)	(22)	10

Net cash used in investing activities	(90,895)	(34,053)	(11,839)

Cash flows provided by (used in) financing activities:
Policyholders’ deposits to account balances	140,426	56,693	17,043
Policyholders’ withdrawals from account balances	(36,238)	(67,832)	(45,731)
Policyholders’ net transfers between account balances	892	1,031	182
Change in amounts drawn in excess of bank balances	(2,100)	633	184

Net cash provided by (used in) financing activities	102,980	(9,475)	(28,322)

Net change in cash and cash equivalents	37,808	9,533	4,929
Cash and cash equivalents at beginning of year	37,172	27,639	22,710

Cash and cash equivalents at end of year	$74,980	37,172	27,639

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 7 of 63

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly owned subsidiary of Allianz Europe B.V., which is a wholly owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany.

The Company is a life insurance company licensed to sell annuity, group and traditional life, individual long-term care, and group accident and health policies in six states and the District of Columbia. Based on 2016 statutory net premium written, 99% of the Company’s business is annuity. Accident and health, and life insurance combined, amount to 1% of the Company’s business. The annuity business consists of variable-indexed and variable annuities representing 57% and 43% of 2016 statutory annuity net premium written, respectively. Accident and health business comprises primarily long-term care (LTC) insurance. The Company has discontinued selling fixed annuity, life, and LTC products. The Company’s primary distribution channel is through broker-dealers.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices permitted or prescribed by the New York State Department of Financial Services (the Department).

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed and variable annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees in the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in Change in fair value of annuity and

Financial Statements and Supplemental Schedules Page 8 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

life embedded derivatives in the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in Net interest credited to account values and Policyholder benefits, respectively, within the Statements of Operations.

The Company offers a variable-indexed annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the variable investment option assets backing the separate account. The insurance contracts’ reserves are reported in Account balances and future policy benefit reserves and the variable investment option assets within the separate account are reported in Equity securities, trading on the Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument and also requires that acquisition costs be recognized immediately in expense.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as revenue over the premium-paying periods of the contracts when due from contractholders. Premium revenue generally exceeds expected policy benefits in the early years of the contracts and it is necessary to accrue, as premium is recognized, a liability for costs that are expected to be paid in the later years of the contracts.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Investments

Fixed-maturity Securities and Equity Securities

The Company has portfolios of fixed-maturity securities classified as “available-for-sale.” Accordingly, these securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income (AOCI) in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to deferred acquisition costs (DAC) and deferred sales inducements (DSI) represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The Company has a portfolio of equity securities classified as “trading”. These securities are carried at fair value, and their respective related unrealized gains and losses are reflected in Change in fair value of assets and liabilities within the Statements of Operations. Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

Mortgage-backed securities and structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a

Financial Statements and Supplemental Schedules Page 9 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities without expected credit deterioration, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in Interest and similar income, net in the Statements of Operations. For structured securities with expected credit deterioration, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the internal and external investment managers managing the investments held by the Company. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

The Company reviews the available-for-sale investment portfolio to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its internal and external investment managers have the intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an other-than-temporary-impairment (OTTI) for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment (losses) gains, net in the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income (OCI), net of impacts to DAC, DSI, reserves, and deferred income taxes. For available-for-sale securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in the Statements of Comprehensive Income (Loss).

Financial Statements and Supplemental Schedules Page 10 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure within the Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in OCI to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in OCI includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented in the supplemental disclosure within the Statements of Operations represents the portion of OTTI losses recognized in OCI and excludes subsequent increases and decreases in the fair value of these securities.

The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time. All previously impaired equity securities will incur additional OTTI should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Statements of Operations. The Company adjusts DAC and DSI for impairments on securities, as discussed in their respective sections of this note.

Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be a variable interest entity (VIE). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own

Financial Statements and Supplemental Schedules Page 11 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. The Company consolidates a VIE if it is determined to be the primary beneficiary. Those entities which do not meet the requirements to be a VIE are voting interest entities (VOEs). The Company consolidates a VOE if it holds a voting interest that is greater than 50%.

Policy Loans

Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

(f)	Derivatives

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are valued and carried at fair value and the unrealized gains and losses on the derivatives are reflected in Change in fair value of assets and liabilities in the Statements of Operations.

Options and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the fluctuation of various United States and international stock and bond market indices. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts are reported at fair value as Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Changes in unrealized gains and losses on the OTC option contracts and incremental gains and losses from expiring contracts are recorded within Change in fair value of assets and liabilities in the Statements of Operations. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in Change in fair value of assets and liabilities in the Statements of Operations.

Financial Statements and Supplemental Schedules Page 12 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Interest Rate Swaps and Total Return Swaps

The Company utilizes interest rate swaps (IRS) to hedge market risks embedded in certain annuities. Beginning in 2016, the Company began transacting in total return swaps (TRS) also to hedge market risks in certain annuities. The IRS and TRS are reported at fair value in Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. The unrealized gains and losses on the swaps are recorded in Change in fair value of assets and liabilities in the Statements of Operations.

(g)	Cash and cash equivalents

Cash and cash equivalents includes cash on hand, demand deposits, overnight commercial paper, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

(h)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(i)	Reinsurance

The Company cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in Premiums and policy fees, ceded, and Benefit recoveries, respectively, in the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves and policy and contract claims covered under reinsurance contracts are recorded in Reinsurance recoverable on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as Receivables on the Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in Other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in Other liabilities on the Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period, of the related reinsured policies. These amortized gains are recorded in Fee, commission and other revenue in the Statements of Operations.

Financial Statements and Supplemental Schedules Page 13 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(j)	Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For interest-sensitive products (all issue years) and variable annuity contracts (issued in 2010 and after), acquisition costs are amortized in relation to the present value of expected future gross profits from investment and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investment and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves.

DAC are reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC are capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which is referred to as DAC unlocking. In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may decrease the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively as a Change in deferred acquisition costs, net in the Statements of Operations.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits and revenue from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in AOCI and are explained further in the Investments section of this note.

Adjustments may also be made to the estimated gross profits (EGP) or estimated gross revenues related to DAC that correspond with deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DAC models,

Financial Statements and Supplemental Schedules Page 14 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

such as adjustments to expected future gross profits or revenues used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 9.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverage that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(k)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred when credited to contractholders, and life sales inducements are deferred and recognized as part of the liability for policy benefits. DSI are reported in Other assets on the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization is recorded in Policyholder benefits within the Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in AOCI and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(l)	Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and

Financial Statements and Supplemental Schedules Page 15 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

that reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported in the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as OTTI, will not reverse over time (see further discussion in note 11).

(m)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable-indexed annuity contracts to its customers. These products have investment options similar to fixed-indexed annuities, but allow contractholders to invest in a variety of variable separate account investment options. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). The investments backing the guarantees are held in the general account. These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, exercise of the living withdrawal benefit, or at specified dates during the accumulation period.

Financial Statements and Supplemental Schedules Page 16 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of the other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in Policy fees in the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Accounting Standards Codification (Codification), and are included in Policyholder benefits in the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives in the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

•

Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. There are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six year – evaluated every sixth year.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

Financial Statements and Supplemental Schedules Page 17 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

•

Rollup: Provides an annuitization value equal to the greater of account value and premiums, adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Policyholder benefits in the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value either may be a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (either simple or compound interest, depending on the contract). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year over year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra liability). If the sum of the total embedded derivative balance is negative, the Company will reclassify the balance as an asset on the Balance Sheets. This methodology will also be applied to the fixed-indexed benefit. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Change in fair value of annuity and life embedded derivatives in the Statements of Operations, if experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first issued in 2007. In the calendar year that a product with GMAB or GMWB liabilities launches, the reserves are set to zero, until the policy’s first anniversary date.

GMAB cash flows are discounted using a rate equal to the current month’s London Interbank Offered Rate (LIBOR) plus a Company specific spread. The expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations and all cash flows are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk.

Financial Statements and Supplemental Schedules Page 18 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll up feature. The net amount at risk is partially limited because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(n)	Account Balances and Future Policy Benefit Reserves

The Company establishes liabilities for amounts payable to policyholders associated with annuity and life insurance policies sold. Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts: the first part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The value of the host contract accrues to guaranteed minimum amounts of the base policy. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits or gross revenues for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.3% to 6.0%. An additional reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the current accrual period without provisions for adverse deviation.

(o)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not

Financial Statements and Supplemental Schedules Page 19 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(p)	Permitted and Prescribed Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). The Company does not have any permitted or prescribed practices in effect that had an impact on net income or statutory surplus as of December 31, 2016.

(q)	Recently Issued Accounting Pronouncements – Adopted

In December 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-19, Technical Corrections and Improvements, to make various minor changes and improvements to various sections of accounting guidance within the Codification. The FASB did not anticipate that these amendments would affect current accounting practice. The amendments are intended to simplify and improve the readability of select guidance and in particular result in clarification of glossary terms. The majority of the amendments in this update are effective immediately. The amendments in this update do not have an impact on the Financial Statements.

In May 2015, the FASB released ASU 2015-09, Disclosures about Short-Duration Contracts, to add disclosure requirements for the liability for unpaid claims and claim adjustment expenses on short- duration insurance contracts. The update is effective for fiscal years beginning after December 15, 2015, and interim periods within fiscal years beginning after December 15, 2016. The amount of short-duration contracts is not material and therefore no disclosures were included in the Financial Statements.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The existing Topic 820, Fair Value Measurement, permits a practical expedient to measure the fair value of certain investments using the net asset value per share of the investment. The investments valued using the practical expedient are categorized within the hierarchy on the basis of whether the investment is redeemable with the investee at net asset value on the measurement date, never redeemable with the investee at net asset value, or redeemable with the investee at net asset value at a future date. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair values are measured using the net asset value per share practical expedient. The amendments are effective for fiscal years beginning after December 15, 2015 and interim periods within those years. This guidance does not have an impact on the Financial Statements as the Company does not currently value any investments using the net asset value per share practical expedient.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis, to reduce the number of consolidation models and place more emphasis on risk of loss when

Financial Statements and Supplemental Schedules Page 20 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

determining a controlling financial interest. Specifically, the amendments: 1) modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities; 2) eliminate the presumption that a general partner should consolidate a limited partnership; 3) affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and 4) provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds. The amendments are effective for fiscal years and interim periods beginning after December 15, 2015. The update does not have a material impact on the Financial Statements.

In January 2015, the FASB issued ASU 2015-01, Extraordinary and Unusual Items, to simplify financial statements by eliminating the concept of extraordinary items. The amendments are effective for interim and fiscal years beginning after December 15, 2015. The Company does not currently report any extraordinary items; therefore, the amendment does not impact the Financial Statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern, to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments in this update are intended to reduce diversity in the timing and content of footnote disclosures. Additional disclosures are required if the Company believes there is substantial doubt about the entity’s ability to continue as a going concern. The amendments in this update are effective for fiscal years ending after December 15, 2016 and for annual and interim periods, thereafter. The amendments in this update do not have an impact on the Financial Statements as management believes there is not substantial doubt the entity’s ability to continue as a going concern.

In August 2014, the FASB issued ASU 2014-13, Measuring the Financial Liabilities of a Consolidated Collateralized Financing Entity, to release revised guidance related to consolidations of variable interest entities that are a collateralized financing entity, such as a collateralized debt obligation (CDO) or a collateralized loan obligation entity, when the reporting entity determines that it is the primary beneficiary. This revision will apply to reporting entities that are required to consolidate a collateralized financing entity under the variable interest entity guidance when: 1) the reporting entity measures the financial assets and liabilities of that collateralized financing entity at fair value based on other Topics; and 2) the changes in the fair value are reflected in earnings. The amendments are effective for fiscal years beginning after December 15, 2015. The guidance does not have an impact on the Financial Statements.

(r)	Recently Issued Accounting Pronouncements – To Be Adopted

The FASB issued the following updates as part of their comprehensive new revenue recognition standard:

•

ASU 2014-09, Revenue from Contracts with Customers. This update defines the new standard for recognizing revenue from contracts when goods and services are transferred to a customer in exchange for payment. The model requires 1) identifying contracts with a customer; 2) identifying separate performance obligations; 3) determining the transaction

Financial Statements and Supplemental Schedules Page 21 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

price; 4) allocating the transaction price to the separate performance obligations; and 5) recognizing revenue when (or as) the entity satisfies a performance obligation. The revenue recognition standard does not apply to financial instruments or to insurance contracts. However, the standard will require significantly more disclosures about items that are recorded under the new revenue recognition model. The amendments in this update are effective for fiscal years beginning after December 15, 2017.

•

ASU 2016-08, Revenue Recognition—Principal versus Agent (reporting revenue gross versus net). This update adds clarifications to the principal versus agent guidance contained within ASU 2014-09 and provides guidance to aid in the assessment of control. Under the new guidance, an entity that controls the specified good or services before it is transferred to a customer is considered a principal and will recognize revenue on a gross basis. The amendments in this update are effective concurrently with ASU 2014-09.

•

ASU 2016-12, Revenue Recognition—Narrow-scope Improvements and Practical Expedients. This update provides clarifying guidance impacting several areas of the new standard, including noncash consideration and assessing collectability. The amendments in this update are effective concurrently with ASU 2014-09.

•

ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. This update makes various minor clarifications to the guidance issued in ASU 2014-09. The amendments in this update are effective concurrently with ASU 2014-09.

The Company does not have sources of revenue outside insurance contracts, which are specifically excluded from the scope of the new revenue recognition standard. Therefore, the Company does not anticipate the amendments in this update to have a material impact upon adoption.

In October 2016, the FASB issued ASU 2016-17, Consolidation: Interests Held Through related Parties That Are under Common Control, to require a reporting entity to include all of its direct variable interests in a VIE, and on a proportionate basis, its indirect variable interests in a VIE held through related parties, including related parties that are under common control with the reporting entity when determining whether the reporting entity is the primary beneficiary of the VIE, and therefore required to consolidate the VIE. The amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The amendments in this update do not have an impact on the Financial Statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other than Inventory, to require entities to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when it is sold externally. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company is currently assessing the impact of the amendments in this update.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, to clarify or provide additional guidance regarding eight specific cash flow issues. These issues address the following topics: 1) debt prepayment or debt extinguishment costs; 2) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; 3) contingent consideration

Financial Statements and Supplemental Schedules Page 22 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

payments made after a business combination; 4) proceeds from the settlement of insurance claims; 5) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; 6) distributions received from equity method investees; 7) beneficial interests in securitization transactions; and 8) separately identifiable cash flows and application of the predominance principle. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is currently assessing the impact of this update.

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, to replace the existing incurred loss impairment model with a new methodology that reflects expected credit losses and requires the entity to consider more information to develop credit loss estimates. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted after December 15, 2018. The Company is currently assessing the impact of this update.

In March 2016, the FASB released ASU 2016-06, Contingent Put and Call Options in Debt Instruments, to provide clarifying guidance regarding the assessment of whether contingent call or put options on debt instruments are clearly related to their debt hosts. The amendments eliminate diversity in practice in assessing embedded contingent call and put options in debt instruments by requiring an entity to make the assessment solely with the four-step decision process. The amendments are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company is currently assessing the impact of this update.

In March 2016, the FASB released ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships, which adds guidance to clarify that in the event of a change in counterparty to the derivative instrument designated as a hedging instrument, the change will not require de-designation unless other criteria are also present. The amendments are effective for fiscal years beginning after December 15, 2016, and interim periods within those years. The Company is currently assessing the impact of this update.

In February 2016, the FASB released ASU 2016-02, Leases, to require that the lessee recognize a right-of-use asset and a lease liability for all leases. There continues to be a distinction between finance leases and operating leases; however, operating leases will now require that the lease assets and liabilities be recognized in the statement of financial position. Lessor accounting remains largely unchanged. The amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within those years. The Company is currently assessing the impact of the amendments in this update. The Company does not anticipate a material impact as it does not hold material leases as a lessee; however, it does anticipate that currently held leases would require recognition of a right-of-use asset and lease liability in accordance with the update.

In January 2016, the FASB released ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, to make various targeted improvements to the accounting for financial instruments, especially equity investments. In particular, the amendments provide improvements to recognition, measurement, presentation and disclosure guidance. The amendments are effective for fiscal years beginning after December 15, 2017 and interim periods thereafter. The Company is currently assessing the impact of this update.

Financial Statements and Supplemental Schedules Page 23 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(s)	Accounting Changes and Correction of Error

A portfolio of equity securities related to investments backing variable annuity reserves is classified as trading on the Balance Sheets. For the year ended December 31, 2014, the presentation of purchases totaling ($4,780) and sales totaling $2,927 of these equity securities has been corrected in 2015 from Net cash (used in) provided by investing activities to Net cash provided by operating activities on the Statements of Cash Flows as a result of a correction of an error.

On April 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued prior to 2010. This was a change in estimate that is inseparable from the effect of a related change in accounting principle. For these annuities, acquisition costs are now amortized in relation to the present value of estimated gross revenues, whereas previously the amortization was based on estimated future gross profits. The implementation of the new DAC amortization will better reflect the revenue pattern of the pre-2010 variable block of business, which is currently in run-off. The implementation of this change resulted in a decrease in income from operations before income taxes of $8,820 for the year ended December 31, 2014.

On December 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued after 2010. The change in estimate will minimize accounting mismatches on interest and claim projections within the EGP calculation. The implementation of this change resulted in a decrease in income from operations before income taxes of approximately $669 for the year ended December 31, 2014.

(t)	Reclassification

Prior year balances related to investments classified as ‘Public utilities’ have been reclassified and are now presented within ‘Corporate securities’. The reclassification did not change total assets, stockholders equity, or net income as previously reported.

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed rate and variable rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurance and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is

Financial Statements and Supplemental Schedules Page 24 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swap (CDS) of each counterparty as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality.

The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and subsequently the BOD review the investment policy at least annually.

To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis refinancing is only possible at higher interest rates.

Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty

Financial Statements and Supplemental Schedules Page 25 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

collateral triggers as well as whether anticipated liquidity sources such as credit agreements are cancelable.

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.

(d)	Interest Rate Risk

Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.

The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

The policy value of the fixed-indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.

Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.

Allianz Life monitors the economic and accounting impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.

Basis risk is the risk that the variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

Financial Statements and Supplemental Schedules Page 26 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(f)	Operational Risk

Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) internal fraud; (2) external fraud; (3) employment practices and workplace safety; (4) client/third party products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.

The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) risk-based integrated control system is performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

(g)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company mitigates this risk by actively monitoring all market-related exposure and participating in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.

On April 6, 2016, the Department of Labor (DOL) issued a final rule that will significantly expand the definition of “investment advice” and increase the circumstances in which companies and broker- dealers, insurance agencies, and other financial institutions that sell the Company’s products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 (ERISA) or individual retirement accounts (IRAs). It is not yet certain how, if at all, the implementation of this rule will change the Company’s business, results of operations, or financial condition. The DOL has extended the implementation of the rule until April 2017. The DOL also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that would increase fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and that would apply more onerous disclosure and contract requirements to such transactions. The DOL has introduced an additional transition period for these amendments until January 2018. It may be necessary to change sales representative and/or broker compensation, limit the assistance or advice provided to owners of Company annuities, or otherwise change the manner of design and sales support of the annuities. These changes could have an adverse impact on the level and type of services provided and

Financial Statements and Supplemental Schedules Page 27 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

compliance with the rule could also increase the overall operational costs for the services currently provided.

(h)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(i)	Mortality/Longevity Risk

Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.

The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through review of the life expectancy assumptions and experience in conjunction with active product management.

(j)	Lapse Risk

Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.

The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis, and exercising management levers at issue, as well as post- issue as experience evolves. Policyholder experience is monitored regularly.

(k)	Cyber Security Risk

Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including advanced malware detection, spyware and anti-virus software, phishing filters, email and laptop encryption, web content filtering, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

Financial Statements and Supplemental Schedules Page 28 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(l)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met, the counterparties are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company regularly reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

(4)	Investments

(a)	Fixed-maturity Securities

At December 31, 2016 and 2015, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2016:
Fixed-maturity securities:
U.S. government	$48,676	644	103	49,217
States and political subdivisions	10,546	285	187	10,644
Corporate securities	491,518	21,500	3,739	509,279
Mortgage-backed securities	184,217	1,732	3,558	182,391

Total	$734,957	24,161	7,587	751,531

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2015:
Fixed-maturity securities:
U.S. government	$72,035	1,188	—	73,223
States and political subdivisions	11,112	214	282	11,044
Foreign government	505	5	—	510
Corporate securities	443,449	21,219	10,486	454,182
Mortgage-backed securities	133,853	2,909	1,159	135,603

Total	$660,954	25,535	11,927	674,562

At December 31, 2016 and 2015, the Company did not have any OTTI losses in AOCI.

Financial Statements and Supplemental Schedules Page 29 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The net unrealized gains on available-for-sale securities consist of the following at December 31:

	2016	2015	2014
Available-for-sale:
Fixed-maturity securities	$16,574	13,608	41,419
Adjustments for:
Shadow adjustments	(5,501)	(5,916)	(15,794)
Deferred taxes	(3,876)	(2,692)	(8,969)

Net unrealized gains	$7,197	5,000	16,656

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2016, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale fixed-maturity securities:
Due in one year or less	$23,313	23,685
Due after one year through five years	226,927	234,973
Due after five years through ten years	176,086	176,051
Due after ten years	119,112	128,731
Structured securities	189,519	188,091

Total available-for-sale fixed-maturity securities	$734,957	751,531

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Structured securities, which include mortgage-backed and asset-backed securities, are shown separately as they are not due at a single maturity.

As of December 31, 2016 and 2015, investments with a fair value of $1,699 and $1,713, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

Financial Statements and Supplemental Schedules Page 30 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(b)	Unrealized Investment Losses

The following table summarizes the fair value and related unrealized losses on available-for-sale securities that have been in a continuous loss position for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2016:
Fixed-maturity securities:
U.S. government	$11,713	103	—	—	11,713	103
States and political subdivisions	4,286	187	—	—	4,286	187
Corporate securities	132,387	3,313	7,253	426	139,640	3,739
Mortgage-backed securities	102,435	3,483	1,622	75	104,057	3,558

Total temporarily impaired available-for-sale securities	$250,821	7,086	8,875	501	259,696	7,587

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2015:
Fixed-maturity securities:
States and political subdivisions	$4,206	282	—	—	4,206	282
Corporate securities	118,027	5,912	12,707	4,574	130,734	10,486
Mortgage-backed securities	52,731	1,036	2,985	123	55,716	1,159

Total temporarily impaired available-for-sale securities	$174,964	7,230	15,692	4,697	190,656	11,927

As of December 31, 2016 and 2015, there were 149 and 104 available-for-sale fixed-maturity securities that were in an unrealized loss position, respectively.

As of December 31, 2016 and 2015, of the total amount of unrealized losses, $7,250 or 95.6% and $11,586 or 97.1%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company does not consider these investments to be other-than-temporarily impaired.

Financial Statements and Supplemental Schedules Page 31 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(c)	OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2016	2015
Balance as of January 1	$—	—
Additions for credit impairments recognized on:
Securities not previously impaired	387	184
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(387)	(184)

Balance as of December 31	$—	—

(d)	Realized Investment (Losses) Gains

Gross and net realized investment (losses) gains for the respective years ended December 31 are summarized as follows:

	2016	2015	2014
Fixed-maturity securities:
Gross gains on sales	$1,130	895	277
Gross losses on sales	(949)	(133)	(206)
OTTI	(387)	(184)	—
Other	1	5	6

Net realized investment (losses) gains	$(205)	583	77

Proceeds from sales of available-for-sale investments for the years ended December 31 are presented in the following table:

	2016	2015	2014
Available-for-sale:
Fixed-maturity securities proceeds from sales	$59,031	54,740	22,808

Financial Statements and Supplemental Schedules Page 32 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(e)	Interest and Similar Income

Major categories of Interest and similar income, net, for the respective years ended December 31 are shown below:

	2016	2015	2014
Interest and similar income:
Fixed-maturity securities	$30,189	27,699	29,131
Trading securities	16	24	24
Policy loans	22	18	17
Other invested assets, includes cash and cash equivalents	165	24	7

Total	30,392	27,765	29,179
Less:
Investment expenses	834	378	320

Total interest and similar income, net	$29,558	27,387	28,859

(f)	Variable Interest Entities

The Company invests in structured securities which represent interests in VIEs. The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary for all of the Company’s VIEs.

The carrying amount and maximum exposure to loss relating to the VIEs which the Company holds a variable interest but is not the primary beneficiary and which have not been consolidated were as follows:

	December 31, 2016		December 31, 2015
	Carrying amount	Maximum exposure to loss (1)	Carrying amount	Maximum exposure to loss (1)
Fixed-maturity securities:
Corporate securities	$5,700	5,700	6,451	6,451
Mortgage-backed securities	182,391	182,391	135,603	135,603

Total fixed-maturity securities	$188,091	188,091	142,054	142,054

(1)	The maximum exposure to loss is equal to the carrying amount for fixed-maturity securities.

Financial Statements and Supplemental Schedules Page 33 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(5)	Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 6. None of the derivative investments held by the Company qualify as hedging instruments for accounting purposes.

Option Contracts

The Company utilizes OTC options with the objective to economically hedge certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The credit rating on the OCC is currently AA+ from S&P. The fair values of the collateral posted for OTC options and exchange-traded derivatives are discussed in the derivative collateral management section below.

Futures

The Company utilizes exchange-traded futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment except for the initial margin described below and the Company is required to settle cash daily based on movements of the representative index. Therefore, no asset or liability is recorded as of December 31, 2016 and 2015. The fair value of the collateral posted for exchange-traded derivatives is discussed in the derivative collateral management section below.

Interest Rate Swaps

The Company utilizes OTC and exchange-traded IRS to economically hedge certain variable and fixed-indexed annuity guarantee benefits. The Company can receive the fixed or variable rate. The IRS are traded in varying maturities. The Company only enters into OTC IRS contracts with counterparties rated BBB+ or better. IRS are centrally cleared through an exchange. The fair values of the collateral posted for OTC and exchange-traded derivatives are discussed in the derivative collateral management section below.

Total Return Swaps

The Company engages in the use of OTC TRS which allow the parties to exchange cash flows based on a variable reference rate such as the three month LIBOR and the return of an underlying index. The Company uses the OTC TRS with the intent to economically hedge fixed-indexed annuity and variable annuity guarantees. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.

Financial Statements and Supplemental Schedules Page 34 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following table presents a summary of the aggregate notional amounts and fair values of the Company’s freestanding derivative instruments as of December 31:

	December 31, 2016			December 31, 2015
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
OTC Options	$1,480,324	27,147	(14,073)	1,088,207	8,553	(7,112)
IRS	502,000	5,846	(1,343)	508,000	6,511	(844)
Futures	165,112	—	—	494,534	—	—
TRS	23,000	—	—	—	—	—

Total freestanding derivative instruments		$32,993	(15,416)		15,064	(7,956)

(1)	Notional amounts are presented on a gross basis.

Derivative Collateral Management

The Company manages separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2016 and 2015, had a fair value of $55,611 and $49,007, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2016 and 2015, had a fair value of $0 and $1,866, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives in the Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Balance Sheets.

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within Account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives in the Statements of Operations.

The following table presents a summary of the fair values of the Company’s embedded derivative instruments as of December 31:

	2016	2015
GMWB	$(144,631)	(147,290)
GMAB	(16,594)	(27,579)
MVLO	(15,896)	(18,525)

Total embedded derivative instruments	(177,121)	(193,394)

Financial Statements and Supplemental Schedules Page 35 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following table presents the gains or losses recognized in income on the various freestanding derivative instruments and embedded derivatives:

	Location in statements of operations	Amount of gains (losses) on derivatives recognized for the years ended December 31
		2016	2015	2014
GMWB	Change in fair value of annuity and life embedded derivatives	$2,659	(54,413)	(101,961)
GMAB	Change in fair value of annuity and life embedded derivatives	8,844	(11,755)	(14,372)
MVLO	Change in fair value of annuity and life embedded derivatives	1,688	5,292	3,969

	Total change in fair value of annuity and life embedded derivatives	13,191	(60,876)	(112,364)

MVLO	Policy fees	745	534	681
MVLO	Policyholder benefits	196	127	98
IRS	Change in fair value of assets and liabilities	5,690	23,296	93,758
Futures	Change in fair value of assets and liabilities	(32,111)	(11,861)	(26,878)
TRS	Change in fair value of assets and liabilities	1,105	—	—
OTC options	Change in fair value of assets and liabilities	(4,497)	692	232

	Total derivative loss	$(15,681)	(48,088)	(44,473)

Offsetting Assets and Liabilities

Certain financial instruments and derivative instruments are eligible for offset on the Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Balance Sheets.

Financial Statements and Supplemental Schedules Page 36 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2016
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$32,993	—	32,993	(15,416)	(10,674)	6,903
Derivative liabilities	$(15,416)	—	(15,416)	15,416	—	—

Net derivatives	$17,577	—	17,577	—	(10,674)	6,903

	December 31, 2015
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$15,064	—	15,064	(7,907)	(4,121)	3,036
Derivative liabilities	$(7,910)	—	(7,910)	7,907	—	(3)

Net derivatives	$7,154	—	7,154	—	(4,121)	3,033

(1)

Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the gross amounts of assets or liabilities as presented on the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral.

Financial Statements and Supplemental Schedules Page 37 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(6)	Fair Value Measurements

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date
Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

Financial Statements and Supplemental Schedules Page 38 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2016:
Assets
Fixed-maturity securities:
U.S. government	$49,217	49,217	—	—
States and political subdivisions	10,644	—	10,644	—
Corporate securities	509,279	—	508,237	1,042
Mortgage-backed securities	182,391	—	182,391	—
Derivative assets	32,993	—	32,993	—
Equity securities, trading	7,539	7,539	—	—
Separate account assets	2,255,576	2,255,576	—	—

Total assets	$3,047,639	2,312,332	734,265	1,042

Liabilities
Derivative liabilities	$15,416	—	15,416	—
Separate account liabilities	2,255,576	2,255,576	—	—
Reserves at fair value (1)	399,260	—	—	399,260

Total liabilities	$2,670,252	2,255,576	15,416	399,260

	Total	Level 1	Level 2	Level 3
2015:
Assets
Fixed-maturity securities:
U.S. government	$73,223	73,223	—	—
States and political subdivisions	11,044	—	11,044	—
Foreign government	510	—	510	—
Corporate securities	454,182	—	453,135	1,047
Mortgage-backed securities	135,603	—	135,603	—
Derivative assets	15,064	—	15,064	—
Equity securities, trading	4,368	4,368	—	—
Separate account assets	2,205,548	2,205,548	—	—

Total assets	$2,899,542	2,283,139	615,356	1,047

Liabilities
Derivative liabilities	$7,956	—	7,956	—
Separate account liabilities	2,205,548	2,205,548	—	—
Reserves at fair value (1)	265,884	—	—	265,884

Total liabilities	$2,479,388	2,205,548	7,956	265,884

(1)	Reserves at fair value are reported in Account balances and future policy benefit reserves on the Balance Sheets.

Financial Statements and Supplemental Schedules Page 39 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board reported trades, nationally recognized municipal securities information repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services, and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price-analytic reports that monitor significant fluctuations in price as well as an IPV process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed-maturity securities. These instances include private placement securities and certain other immaterial portfolios priced by a secondary external vendor or internal models.

Financial Statements and Supplemental Schedules Page 40 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

At December 31, 2016 and 2015, private placement securities of $1,042 and $1,047, respectively, were included in Level 3. Internal pricing models based on market proxy spreads and U.S. Treasury rates, which are monitored by the investment manager for reasonableness, are used to value these holdings. This includes ensuring the spreads used are still reasonable based on issuer specific credit development.

(b)	Valuation of Derivatives

Active markets for OTC option assets and liabilities do not exist. The fair value of OTC option assets and liabilities is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable.

OTC options and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of futures are based on quoted market prices and are generally included in Level 1.

(c)	Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Separate accounts assets consist primarily of variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on net asset values that are quoted as prices (unadjusted) in an active, observable market. Additionally, the separate account assets hold certain money market funds which are also included in Level 1 because their fair value is based on quoted prices (unadjusted) in an active, observable market. In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(d)	Valuation of Reserves at Fair Value

Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity and life products, certain variable annuity riders and variable-indexed annuity products. Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. The fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3.

These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the

Financial Statements and Supplemental Schedules Page 41 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable overnight index swap rates (OIS) plus funding valuation adjustments, as approximated by LIBOR. These cash flows are then discounted using the current month’s LIBOR plus a company-specific spread. The expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income.

The Company elected the fair value option for certain insurance contracts related to a variable-indexed annuity product. The fair value is calculated internally using the present value of future expected cash flows, floored at the current contract value. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using appropriate discount factors adjusted for nonperformance risk on the noncollateralized portions of the contract.

Financial Statements and Supplemental Schedules Page 42 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(e)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	December 31, 2016				December 31, 2015
	Fixed- maturity securities, Corporate securities	Derivative assets	Derivative liabilities	Reserves at fair value	Fixed- maturity securities, Corporate securities	Reserves at fair value
Balance, beginning of year	$1,047	—	—	(265,884)	1,072	(150,251)
Total realized/unrealized gains (losses) included in:
Net income (loss)	—	7,774	(7,189)	(8,708)	—	15,670
Other comprehensive income (loss)	(5)	—	—	—	(25)	—
Purchases and issuances	—	—	—	(140,054)	—	(138,736)
Sales and settlements	—	(7,774)	7,189	15,386	—	7,433

Balance, end of year	$1,042	—	—	(399,260)	1,047	(265,884)
Losses included in net income (loss) related
to financial instruments still held at the
end of the year (1) (2)	$—	—	—	(8,708)	—	15,670

(1)

The Company classifies realized and unrealized gains (losses) on Reserves at fair value as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track the realized gains (losses) on a contract-by-contract basis.

(2)

The previously issued 2015 financial statements improperly disclosed losses included in net income (loss) related to Reserves at fair value still held at December 31, 2015 by including issuances of $138,736. The December 31, 2015 amount has been corrected to conform with current year presentation.

(f)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 1, 2, and 3 are reported as of the end of the period in which the change occurs.

There were no transfers of securities into or out of Level 3 for the years ended December 31, 2016 and 2015. In addition, there were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2016 and 2015.

Financial Statements and Supplemental Schedules Page 43 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(g)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31, 2016:

		Valuation	Unobservable	Range (weighted
	Fair value	technique	input	average)
Fixed-maturity securities:
Available-for-sale:
Corporate securities	$1,042	Discounted cash flow	Option adjusted spread *	72 (72)
Reserves at fair value:
MVLO	(15,896)	Discounted cash flow	Annuitizations	0–25%
			Surrenders	0–25%
			Mortality **	0–100%
			Withdrawal Benefit Election	0–50%
GMWB and GMAB	(161,225)	Discounted cash flow	Surrenders	0.5–35%
			Mortality **	0–100%
Variable-indexed annuity	(222,139)	Contract value	N/A ***	N/A ***

*	No range is applicable due to only one security within classification.
**	Mortality assumptions are derived by applying management determined factors to the Annuity 2000 Mortality Table.
***	Unobservable inputs are not applicable as the fair value of the variable-indexed annuity reserve is held at contract value.

(h)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities: The primary unobservable input used in the discounted cash flow models is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a securities’ sector, rating, and average life. A significant increase of the corporate index OAS in isolation could result in a decreased fair value, while a significant decrease in the corporate index OAS could result in an increased fair value.

Reserves at fair value: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no nonrecurring fair value adjustments recorded in 2016, 2015, or 2014.

Financial Statements and Supplemental Schedules Page 44 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(j)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities carried at book value at December 31:

	2016
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$338	—	338	—	338
Financial liabilities:
Investment contracts	$448,009	—	—	448,876	448,876

	2015
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$275	—	275	—	275
Financial liabilities:
Investment contracts	$465,891	—	—	466,527	466,527

Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

Investment contracts include certain reserves related to annuity products. These reserves are included in Account balances and future policy benefit reserves on the Balance Sheets. The fair values of investment contracts are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. Therefore, fair value is classified as Level 3. The previously issued 2015 financial statements improperly disclosed the carrying amount and fair value of investment contracts as $729,819 and $730,455, respectively. Investment contracts previously included reserves that are held at fair value on a recurring basis and reserves that do not meet the definition of a financial liability with a total carrying amount and fair value of $263,928. The December 31, 2015 amounts have been corrected to conform with current year presentation.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(7)	Financing Receivables

The Company’s financing receivables are comprised of nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. For additional information, see receivables section of note 2.

Financial Statements and Supplemental Schedules Page 45 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2016			2015
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$43	54	97	41	50	91
Allowance for credit losses	(43)	—	(43)	(33)	—	(33)

Net nontrade receivable	$—	54	54	8	50	58

Allowance for Credit Losses

In 2016 and 2015, the Company reevaluated the allowance related to the financing receivable and increased the provision by $10 and $13, respectively.

Past-due Aging Analysis

Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31–60 past due	61–90 past due	Greater than 90 past due	Total past due	Current	Total
2016	$22	1	43	66	31	97
2015	$29	—	33	62	29	91

As of December 31, 2016 and 2015, the Company’s financing receivables do not include any balances which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(8)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2016 and 2015.

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis.

The effect of reinsurance on premiums is disclosed in Schedule IV in the Financial Statements.

Financial Statements and Supplemental Schedules Page 46 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(9)	Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2016	2015	2014
Balance, beginning of year	$134,374	118,319	104,002
Capitalization	6,406	13,531	16,906
Interest	6,471	6,197	5,541
Amortization	(17,691)	(11,563)	(7,383)
Change in shadow DAC	308	7,890	(747)

Balance, end of year	$129,868	134,374	118,319

The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during the years ended December 31 is as follows:

	2016	2015	2014
Assets:
DAC	$(1,030)	2,641	856
DSI	(212)	337	356

Total (decrease) increase in assets	(1,242)	2,978	1,212

Liabilities:
Account balances and future policy benefit reserves	(1,954)	5,867	(1,259)
Unearned premiums	4	40	(2)

Total (decrease) increase in liabilities	(1,950)	5,907	(1,261)

Net increase (decrease) before tax	708	(2,929)	2,473
Deferred income tax expense (benefit)	248	(1,025)	866

Net increase (decrease) after tax	$460	(1,904)	1,607

Financial Statements and Supplemental Schedules Page 47 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(10)	Deferred Sales Inducements

DSI at December 31, and the changes in the balance for years then ended, are as follows:

	2016	2015	2014
Balance, beginning of year	$21,148	19,510	18,345
Capitalization	566	1,492	2,370
Interest	1,004	1,020	971
Amortization	(2,939)	(2,924)	(1,762)
Change in shadow DSI	101	2,050	(414)

Balance, end of year	$19,880	21,148	19,510

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions. See note 9 for impacts of unlocking relating to DSI.

(11)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2016	2015	2014
Income tax expense (benefit) attributable to operations:
Current tax expense	$21	9,567	4,774
Deferred tax expense (benefit)	2,922	(14,008)	(7,907)

Total income tax expense (benefit) attributableto operations	2,943	(4,441)	(3,133)
Income tax effect on equity:
Attributable to unrealized gains (losses) for the year	1,184	(6,277)	3,397

Total income tax effect on equity	$4,127	(10,718)	264

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax (benefit) expense reported in the Statements of Operations for the respective years ended December 31 as follows:

	2016	2015	2014
Income tax expense (benefit) computed at the statutory rate	$5,734	(1,996)	(1,504)
Dividends-received deductions and tax-exempt interest	(2,803)	(2,455)	(1,447)
Other	12	10	(182)

Income tax expense (benefit) as reported	$2,943	(4,441)	(3,133)

Financial Statements and Supplemental Schedules Page 48 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). Net deferred tax asset on the Balance Sheets at December 31 are as follows:

	2016	2015
Deferred tax assets:
Policy reserves	$151,608	113,361
Expense accruals	711	241

Total deferred tax assets	152,319	113,602

Deferred tax liabilities:
Deferred acquisition costs	(41,247)	(42,684)
Due and deferred premium	(13)	(14)
Net unrealized gains on investments	(5,801)	(4,763)
Investment income	(75,704)	(32,481)

Total deferred tax liabilities	(122,765)	(79,942)

Net deferred tax asset	$29,554	33,660

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid by the Company were $9,714, $4,405, and $2,271, in 2016, 2015, and 2014, respectively. The Company had a tax payable to AZOA of $180 and $9,874 at December 31, 2016 and 2015, respectively reported in Other liabilities on the Balance Sheets.

The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2013, though examinations of combined returns filed by AZOA which include the Company by certain U.S. state and local tax authorities may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved amended returns filed by AZOA for the 2008 and 2009 tax years. These amended returns were accepted by the Internal Revenue Service as filed. The Internal Revenue Service has initiated an examination of AZOA’s 2011 tax return. While 2011 is closed to assessment, AZOA did file an amended tax return on which it claimed income tax refunds. Under federal tax law, the amount claimed is subject to offsetting assessments even though the statute of limitations for the year is closed.

Financial Statements and Supplemental Schedules Page 49 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2016 and 2015. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2016, 2015, and 2014, the Company did not recognize any expense related to interest and penalties. The Company accrued $0 for the payment of interest and penalties at December 31, 2016 and 2015.

(12)	Separate Accounts and Annuity Product Guarantees

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2016 and 2015:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 6.5% for 2016 and 2015.

•	Volatility assumption was 13.4% for 2016 and 2015.

•

For 2016 and 2015, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The 2016 past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors. The 2015 mortality assumption was 87% of the Annuity 2000 mortality table with a constant mortality improvement.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

•	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

Financial Statements and Supplemental Schedules Page 50 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2016 and 2015:

•	1000 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

	2016
Fund index type	Current volatility	Long-term forward volatility
Large cap	16.3%	18.1%
Bond	3.4	3.9
International	16.8	21.4
Small cap	20.3	21.5

	2015
Fund index type	Current volatility	Long-term forward volatility
Large cap	17.6%	18.1%
Bond	3.4	3.9
International	17.9	23.1
Small cap	20.8	21.3

•

For 2016 and 2015, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The 2016 past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors. The 2015 mortality assumption was 87% of the Annuity 2000 mortality table with a constant mortality improvement.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

Financial Statements and Supplemental Schedules Page 51 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2016			2015
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$1,816,268	7,444	63.1	1,609,269	17,498	62.6
Ratchet and return of premium	620,999	20,606	65.7	625,964	38,380	65.0
Reset	84,191	692	76.1	88,037	1,422	75.7

Total	$2,521,458	28,742		2,323,270	57,300

GMIB:
Return of premium	$7,717	133	67.8	8,756	143	66.7
Ratchet and rollup	128,150	25,900	65.1	140,274	32,123	64.2

Total	$135,867	26,033		149,030	32,266

GMAB:
Five years	$17,899	61	69.8	19,420	549	68.9
Target date retirement – 7 year	44,589	69	64.1	48,571	1,636	63.3
Target date retirement – 10 year	19,140	331	64.3	20,690	1,307	63.2
Target date with management levers	385,249	8,501	63.6	377,123	21,100	63.0

Total	$466,877	8,962		465,804	24,592

GMWB:
No living benefit	$61,926	—	67.8	62,096	—	67.1
Life benefit with optional reset	72,366	6,887	71.7	78,108	8,170	70.7
Life benefit with 8% rollup	28,562	6,286	70.2	30,070	6,520	69.1
Life benefit with management levers	1,386,689	265,514	61.2	1,310,233	232,424	60.7

Total	$1,549,543	278,687		1,480,507	247,114

The growth in account values has outpaced the growth in the net amount at risk in 2016 due to the increased market performance of the separate accounts.

Financial Statements and Supplemental Schedules Page 52 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2016	2015
Bond	$310,976	291,103
Domestic equity	1,179,744	1,164,383
International equity	61,096	71,227
Specialty	665,294	646,452
Money market	37,065	31,191
Other	1,401	1,192

Total	$2,255,576	2,205,548

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in Account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2014	$1,658	3,158	16,870	92,877	114,563
Incurred guaranteed benefits	1,111	907	11,755	54,413	68,186
Paid guaranteed benefits	(530)	(42)	(1,046)	—	(1,618)

Balance as of December 31, 2015	2,239	4,023	27,579	147,290	181,131
Incurred guaranteed benefits	528	(246)	(8,845)	(2,659)	(11,222)
Paid guaranteed benefits	(782)	(560)	(2,140)	—	(3,482)

Balance as of December 31, 2016	$1,985	3,217	16,594	144,631	166,427

(13)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2016, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Financial Statements and Supplemental Schedules Page 53 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2016	2015	2014
Balance at January 1, net of reinsurance recoverables of $497, $360, and $264, respectively	$3,504	2,136	1,032
Incurred related to:
Current year	1,504	2,173	1,251
Prior years	(361)	(154)	283

Total incurred	1,143	2,019	1,534

Paid related to:
Current year	85	42	49
Prior years	685	609	381

Total paid	770	651	430

Balance at December 31, net of reinsurance recoverables of $544, $497, and $360, respectively	$3,877	3,504	2,136

Prior year incurred claim reserves for 2016 reflect unfavorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on LTC and group health lines of business. Prior years incurred claim reserves incurred for 2015 and 2014 reflect favorable/(unfavorable) claim development with the group marketing and individual long term care lines of business.

(14)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.

Financial Statements and Supplemental Schedules Page 54 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

The Company leases office space and equipment from an affiliate (see further information in note 16). The future minimum lease payments required under operating leases are as follows:

2017	$24
2018	24
2019	24
2020	13
2021 and beyond	—

Total	$85

(15)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $228, $205, and $214 in 2016, 2015, and 2014, respectively, toward the AAAP matching contributions and administration expenses.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

Financial Statements and Supplemental Schedules Page 55 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(16)	Related-Party Transactions

(a)	Real Estate

The Company subleases office space from Allianz Global Corporate and Specialty. In connection with this agreement, the Company incurred rent expense of $27, $27, and $32 in 2016, 2015, and 2014, respectively, which is included in General and administrative expenses in the Statements of Operations.

(b)	Service Fees

The Company incurred fees for services provided by Allianz Life of $10,135, $9,437, and $8,368 in 2016, 2015, and 2014, respectively. The Company’s liability for these fees was $1,086 and $839 as of December 31, 2016 and 2015, respectively, and is included in Other liabilities on the Balance Sheets.

The Company incurred fees for services provided by affiliated companies of $491, $272, and $212 in 2016, 2015, and 2014, respectively. The Company’s liability for these charges was $40 and $22 as of December 31, 2016 and 2015, respectively, and is included in Other liabilities on the Balance Sheets.

The Company has an agreement with Allianz Investment Management LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $1,097, $1,115, and $1,182 during 2016, 2015, and 2014, respectively, which is included in Fee, commission and other revenue in the Statements of Operations. At December 31, 2016 and 2015, $176 and $181, respectively, was included for these fees in Receivables on the Balance Sheets.

The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS) an affiliated company, in the amount of $21,607, $23,410, and $24,771 for the years ended December 31, 2016, 2015, and 2014, respectively. At December 31, 2016 and 2015, $1,747 and $1,771, respectively, was included for the expense in Other liabilities on the Balance Sheets.

The Company has an agreement with ALFS, whereby 12b-1 fees are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for the excess of ALFS expenses over revenues, exclusive of trading gains (losses). In the event that revenues exceed expenses, ALFS records a reimbursement to the Company and Allianz Life. The Company recorded revenue from this agreement of $4,264, $4,332, and $3,860 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company recorded expenses related to this agreement of $4,348, $4,198, and $1,454, for the years ended December 31, 2016, 2015, and 2014, respectively.

Financial Statements and Supplemental Schedules Page 56 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(c)	Line of Credit Agreement

The Company has a line of credit agreement with its parent, Allianz Life, to provide liquidity, as needed. As of December 31, 2016 and 2015, there are no amounts outstanding under the line of credit agreement and no amounts have been borrowed during the years ended December 31, 2016 and 2015.

(17)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, deferred taxes, receivables (which are more than 90 days past due), reinsurance, and certain investments. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statements filed with the State of New York as of December 31, 2016 and 2015 was $202,130 and $198,759, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2016 and 2015 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statements. In accordance with New York statutes, the maximum amount of ordinary dividends that can be paid by the Company is the greater of 10% of prior year-end capital and surplus, or the prior year net gain from operations, but is limited by the amount in unassigned surplus. Based on these limitations, ordinary dividends of $20,213 can be paid in 2017 without the approval of the Department. The Company paid no dividends in 2016, 2015 or 2014.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds, as of December 31, 2016 and 2015.

Financial Statements and Supplemental Schedules Page 57 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

(18)	Accumulated Other Comprehensive Income

Changes in AOCI, net of tax, by component consist of the following:

	Year ended December 31, 2016	Year ended December 31, 2015
	Net unrealized gain on securities	Net unrealized gain on securities
Beginning balance	$5,000	16,656
OCI before reclassifications	2,216	(11,280)
Amounts reclassified from AOCI	(19)	(376)

Net OCI	2,197	(11,656)

Ending balance	$7,197	5,000

Reclassifications from AOCI, net of tax, consist of the following:

	Amount reclassified from AOCI		Affected line item
	December 31,		in the
AOCI	2016	2015	Statements of Operations
Net unrealized gain on securities:
Available-for-sale securities	$30	578	Realized investment (loss) gains, net
Income tax expense	11	202	Income tax expense (benefit)

Total amounts reclassified from AOCI	$19	376	Net income (loss)

(19)	Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities and Other products.

The Individual Annuities segment consists of variable, variable-indexed, fixed-indexed and fixed annuities, which are provided through independent distribution channels made up of independent and wholly owned broker dealers, agents, and registered representatives. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. The Company discontinued selling fixed-indexed and fixed annuity products and the block of business is in run off, however, in-force volumes are material and included within the Individual Annuities segment.

The Other products segment consists of closed blocks of Life, LTC, and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers. The Company does not maintain segregated investment portfolios for each segment. All Interest and similar income, net and Realized investment (losses) gains, net are allocated to the segments. Assets are

Financial Statements and Supplemental Schedules Page 58 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.

Segment results are reconciled to the Statements of Operations in the tables below:

	Year ended December 31, 2016
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$68,752	3,155	71,907
Interest and similar income, net	27,462	2,096	29,558
Change in fair value of assets and liabilities	(41,554)	—	(41,554)
Realized investment (losses), net	(192)	(13)	(205)
Fee, commission, and other revenue	7,051	—	7,051

Total revenue	61,519	5,238	66,757

Benefits and expenses:
Net benefits and expenses	2,441	3,171	5,612
General and administrative expenses and commissions	39,355	593	39,948
Change in deferred acquisition costs, net	3,933	881	4,814

Total benefits and expenses	45,729	4,645	50,374

Pretax income	$15,790	593	16,383

	Year ended December 31, 2015
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$65,603	3,267	68,870
Interest and similar income, net	25,378	2,009	27,387
Change in fair value of assets and liabilities	11,374	(1)	11,373
Realized investment gains, net	549	34	583
Fee, commission, and other revenue	7,221	—	7,221

Total revenue	110,125	5,309	115,434

Benefits and expenses:
Net benefits and expenses	81,697	5,814	87,511
General and administrative expenses and commissions	41,145	647	41,792
Change in deferred acquisition costs, net	(8,687)	522	(8,165)

Total benefits and expenses	114,155	6,983	121,138

Pretax loss	$(4,030)	(1,674)	(5,704)

Financial Statements and Supplemental Schedules Page 59 of 63	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(In thousands, except security holdings quantities)

	Year ended December 31, 2014
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$58,728	2,988	61,716
Interest and similar income, net	27,293	1,566	28,859
Change in fair value of assets and liabilities	66,806	—	66,806
Realized investment gains, net	73	4	77
Fee, commission, and other revenue	6,869	(5)	6,864

Total revenue	159,769	4,553	164,322

Benefits and expenses:
Net benefits and expenses	138,957	4,936	143,893
General and administrative expenses and commissions	38,886	903	39,789
Change in deferred acquisition costs, net	(15,088)	24	(15,064)

Total benefits and expenses	162,755	5,863	168,618

Pretax loss	$(2,986)	(1,310)	(4,296)

(20)	Subsequent Events

No material subsequent events have occurred since December 31, 2016 through March 29, 2017, the date at which the financial statements were issued, that would require adjustment to the financial statements.

Financial Statements and Supplemental Schedules Page 60 of 63	(Continued)

Schedule I

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Summary of Investments – Other than Investments in Related Parties

December 31, 2016

(In thousands)

Type of investment	Amortized cost (1)	Fair value	Amount at which shown in the balance sheet
Fixed-maturity securities:
U.S. government	$48,676	49,217	49,217
States and political subdivisions	10,546	10,644	10,644
Corporate securities	491,518	509,279	509,279
Mortgage-backed securities	184,217	182,391	182,391

Total fixed-maturity securities	734,957	751,531	751,531

Equity securities, trading	7,464	7,539	7,539
Other investments:
Policy loans	338	338	338
Derivative assets	32,993	32,993	32,993

Total other investments	33,331	33,331	33,331

Total investments	$775,752	792,401	792,401

(1)	Original cost of fixed-maturity securities reduced by repayments and adjusted for amortization of premiums or accrual discounts.

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 61 of 63

Schedule III

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Supplementary Insurance Information

Years ended December 31, 2016, 2015, and 2014

(In thousands)

	As of December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements (1)	Account balances and future benefit reserves	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits (2)	Net change in deferred sales inducements *	Net change in deferred acquisition costs **	Other operating expenses
2016:
Annuities	$128,128	19,880	852,430	—	—	68,752	27,462	1,072	1,369	3,933	39,355
Other	1,740	—	26,821	1,652	4,771	3,155	2,096	3,171	—	881	593
	$129,868	19,880	879,251	1,652	4,771	71,907	29,558	4,243	1,369	4,814	39,948
2015:
Annuities	$131,754	21,148	738,333	—	—	65,603	25,378	81,285	412	(8,687)	41,145
Other	2,620	—	24,653	1,571	4,157	3,267	2,009	5,814	—	522	647
	$134,374	21,148	762,986	1,571	4,157	68,870	27,387	87,099	412	(8,165)	41,792
2014:
Annuities	$115,271	19,510	670,265	—	—	58,728	27,293	140,536	(1,579)	(15,088)	38,886
Other	3,048	—	20,746	1,518	2,787	2,988	1,566	4,936	—	24	903
	$118,319	19,510	691,011	1,518	2,787	61,716	28,859	145,472	(1,579)	(15,064)	39,789

(1)	Deferred sales inducements is located in Other assets on the Balance Sheets.
(2)	Excludes net change in deferred sales inducements.
*	See note 10 for aggregate gross amortization of deferred sales inducements.
**	See note 9 for aggregate gross amortization of deferred acquisition costs.

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 62 of 63

Schedule IV

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance

Years ended December 31, 2016, 2015, and 2014

(In thousands)

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
December 31, 2016:
Life insurance in force	$66,299	57,082	—	9,217	—%

Premiums and policy fees:
Life	$1,025	836	—	189	—
Annuities	68,752	—	—	68,752	—
Accident and health	3,459	493	—	2,966	—

Total premiums and policy fees	$73,236	1,329	—	71,907	—%

December 31, 2015:
Life insurance in force	$71,620	61,791	—	9,829	—%

Premiums and policy fees:
Life	$1,144	842	—	302	—
Annuities	65,603	—	—	65,603	—
Accident and health	3,470	505	—	2,965	—

Total premiums and policy fees	$70,217	1,347	—	68,870	—%

December 31, 2014:
Life insurance in force	$77,593	67,376	—	10,217	—%

Premiums and policy fees:
Life	$902	916	—	(14)	—
Annuities	58,727	—	—	58,727	—
Accident and health	3,529	526	—	3,003	—

Total premiums and policy fees	$63,158	1,442	—	61,716	—%

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 63 of 63

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2016

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and

Contract Owners of Allianz Life Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account C (the Variable Account) as of December 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account C as of December 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

March 24, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund	AZL DFA Multi- Strategy Fund	AZL Emerging Markets Equity Index Fund Class 1	AZL Emerging Markets Equity Index Fund Class 2	AZL Enhanced Bond Index Fund
Assets:
Investments at Net Asset Value	$349	$30,179	$110,027	$767	$5,243	$2,448

Total Assets	349	30,179	110,027	767	5,243	2,448

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	349	30,179	110,027	767	5,243	2,448

Contract Owners’ Equity:
Contracts in Accumulation Period	349	30,179	110,027	767	5,243	2,448
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$349	$30,179	$110,027	$767	$5,243	$2,448

Investment Shares	29	1,916	8,670	116	794	229
Investments at Cost	$356	$26,835	$121,031	$557	$5,617	$2,531

	AZL Gateway Fund	AZL Global Equity Index Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund
Assets:
Investments at Net Asset Value	$9,577	$316	$43,505	$5,728	$29,325	$1,423

Total Assets	9,577	316	43,505	5,728	29,325	1,423

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	9,577	316	43,505	5,728	29,325	1,423

Contract Owners’ Equity:
Contracts in Accumulation Period	9,577	316	43,477	5,684	29,325	1,423
Contracts in Annuity Payment Period	—	—	28	44	—	—

Total Contract Owners’ Equity	$9,577	$316	$43,505	$5,728	$29,325	$1,423

Investment Shares	779	34	43,505	569	2,080	141
Investments at Cost	$8,506	$343	$43,505	$5,688	$29,576	$1,444

See accompanying notes to financial statements	(Continued)
3

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MVP Balanced Index Strategy Fund
Assets:
Investments at Net Asset Value	$2,722	$34,935	$41,729	$2,279	$3,601	$42,672

Total Assets	2,722	34,935	41,729	2,279	3,601	42,672

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	2,722	34,935	41,729	2,279	3,601	42,672

Contract Owners’ Equity:
Contracts in Accumulation Period	2,701	34,935	41,729	2,263	3,601	42,672
Contracts in Annuity Payment Period	21	—	—	16	—	—

Total Contract Owners’ Equity	$2,722	$34,935	$41,729	$2,279	$3,601	$42,672

Investment Shares	250	1,629	2,685	227	337	3,349
Investments at Cost	$2,497	$32,180	$37,899	$2,268	$3,242	$40,462

	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi- Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Growth Index Strategy Fund
Assets:
Investments at Net Asset Value	$94,635	$3,402	$98,443	$26,583	$243,560	$229,274

Total Assets	94,635	3,402	98,443	26,583	243,560	229,274

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	94,635	3,402	98,443	26,583	243,560	229,274

Contract Owners’ Equity:
Contracts in Accumulation Period	94,635	3,402	98,443	26,583	243,560	229,274
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$94,635	$3,402	$98,443	$26,583	$243,560	$229,274

Investment Shares	8,345	328	8,286	2,236	20,997	16,284
Investments at Cost	$95,726	$3,253	$96,869	$26,984	$240,431	$213,215

See accompanying notes to financial statements	(Continued)
4

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	AZL MVP Moderate Index Strategy Fund	AZL MVP Pyramis Multi- Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Pyramis Multi- Strategy Fund	AZL Pyramis Total Bond Fund Class 1	AZL Pyramis Total Bond Fund Class 2
Assets:
Investments at Net Asset Value	$60,119	$32,179	$92,937	$30,342	$2,238	$22,586

Total Assets	60,119	32,179	92,937	30,342	2,238	22,586

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	60,119	32,179	92,937	30,342	2,238	22,586

Contract Owners’ Equity:
Contracts in Accumulation Period	60,119	32,179	92,937	30,342	2,231	22,586
Contracts in Annuity Payment Period	—	—	—	—	7	—

Total Contract Owners’ Equity	$60,119	$32,179	$92,937	$30,342	$2,238	$22,586

Investment Shares	4,453	2,982	8,103	2,441	229	2,247
Investments at Cost	$59,329	$35,691	$88,213	$29,503	$2,291	$22,976

	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1
Assets:
Investments at Net Asset Value	$3,208	$30,471	$14,298	$23,121	$55,231	$811

Total Assets	3,208	30,471	14,298	23,121	55,231	811

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	3,208	30,471	14,298	23,121	55,231	811

Contract Owners’ Equity:
Contracts in Accumulation Period	3,197	30,471	14,101	23,116	55,209	811
Contracts in Annuity Payment Period	11	—	197	5	22	—

Total Contract Owners’ Equity	$3,208	$30,471	$14,298	$23,121	$55,231	$811

Investment Shares	312	2,346	1,325	1,727	3,927	71
Investments at Cost	$3,120	$30,385	$13,251	$21,665	$49,490	$713

See accompanying notes to financial statements	(Continued)
5

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund
Assets:
Investments at Net Asset Value	$21,650	$24,439	$—	$101,788	$65	$16

Total Assets	21,650	24,439	—	101,788	65	16

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	21,650	24,439	—	101,788	65	16

Contract Owners’ Equity:
Contracts in Accumulation Period	21,650	24,419	—	101,788	65	16
Contracts in Annuity Payment Period	—	20	—	—	—	—

Total Contract Owners’ Equity	$21,650	$24,439	$—	$101,788	$65	$16

Investment Shares	1,521	1,483	—	7,613	3	1
Investments at Cost	$18,464	$20,707	$—	$107,850	$81	$13

	Davis VA Financial Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio
Assets:
Investments at Net Asset Value	$1,613	$—	$232	$22	$4,085	$10,941

Total Assets	1,613	—	232	22	4,085	10,941

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,613	—	232	22	4,085	10,941

Contract Owners’ Equity:
Contracts in Accumulation Period	1,613	—	232	22	4,085	10,941
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$1,613	$—	$232	$22	$4,085	$10,941

Investment Shares	115	—	25	3	341	994
Investments at Cost	$1,397	$—	$235	$25	$3,765	$10,664

See accompanying notes to financial statements	(Continued)
6

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund
Assets:
Investments at Net Asset Value	$51	$—	$8,207	$135,953	$23,695	$17,044

Total Assets	51	—	8,207	135,953	23,695	17,044

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	51	—	8,207	135,953	23,695	17,044

Contract Owners’ Equity:
Contracts in Accumulation Period	51	—	8,207	135,788	23,669	16,935
Contracts in Annuity Payment Period	—	—	—	165	26	109

Total Contract Owners’ Equity	$51	$—	$8,207	$135,953	$23,695	$17,044

Investment Shares	2	—	1,159	8,819	1,177	673
Investments at Cost	$51	$—	$8,237	$134,418	$21,260	$12,344

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio
Assets:
Investments at Net Asset Value	$—	$33,801	$35	$—	$—	$—

Total Assets	—	33,801	35	—	—	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	33,801	35	—	—	—

Contract Owners’ Equity:
Contracts in Accumulation Period	—	33,777	35	—	—	—
Contracts in Annuity Payment Period	—	24	—	—	—	—

Total Contract Owners’ Equity	$—	$33,801	$35	$—	$—	$—

Investment Shares	—	2,753	2	—	—	—
Investments at Cost	$—	$35,190	$41	$—	$—	$—

See accompanying notes to financial statements	(Continued)
7

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	Lazard Retirement International Equity Portfolio
Assets:
Investments at Net Asset Value	$—	$—	$—	$—	$986	$—

Total Assets	—	—	—	—	986	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	—	—	—	986	—

Contract Owners’ Equity:
Contracts in Accumulation Period	—	—	—	—	986	—
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$—	$—	$—	$—	$986	$—

Investment Shares	—	—	—	—	92	—
Investments at Cost	$—	$—	$—	$—	$1,007	$—

	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Assets:
Investments at Net Asset Value	$9	$8	$3,643	$4	$—	$250

Total Assets	9	8	3,643	4	—	250

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	9	8	3,643	4	—	250

Contract Owners’ Equity:
Contracts in Accumulation Period	9	8	3,643	4	—	250
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$9	$8	$3,643	$4	$—	$250

Investment Shares	1	—	283	—	—	51
Investments at Cost	$9	$8	$3,723	$5	$—	$275

See accompanying notes to financial statements	(Continued)
8

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio
Assets:
Investments at Net Asset Value	$13	$33,761	$2,793	$11,833	$8,857	$4,534

Total Assets	13	33,761	2,793	11,833	8,857	4,534

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	13	33,761	2,793	11,833	8,857	4,534

Contract Owners’ Equity:
Contracts in Accumulation Period	13	33,761	2,793	11,833	8,857	4,534
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$13	$33,761	$2,793	$11,833	$8,857	$4,534

Investment Shares	6	3,373	355	941	962	393
Investments at Cost	$16	$36,317	$4,626	$12,627	$9,235	$5,097

	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio
Assets:
Investments at Net Asset Value	$11,996	$18,539	$13,182	$85,850	$63	$38,377

Total Assets	11,996	18,539	13,182	85,850	63	38,377

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	11,996	18,539	13,182	85,850	63	38,377

Contract Owners’ Equity:
Contracts in Accumulation Period	11,976	18,539	13,182	85,850	63	38,377
Contracts in Annuity Payment Period	20	—	—	—	—	—

Total Contract Owners’ Equity	$11,996	$18,539	$13,182	$85,850	$63	$38,377

Investment Shares	1,494	1,612	1,396	11,077	6	3,128
Investments at Cost	$14,611	$19,789	$13,457	$86,655	$65	$41,477

See accompanying notes to financial statements	(Continued)
9

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2016

(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio
Assets:
Investments at Net Asset Value	$94,253	$21,240	$—	$1,082	$39	$40

Total Assets	94,253	21,240	—	1,082	39	40

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	94,253	21,240	—	1,082	39	40

Contract Owners’ Equity:
Contracts in Accumulation Period	94,253	21,240	—	1,082	39	40
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$94,253	$21,240	$—	$1,082	$39	$40

Investment Shares	8,858	2,080	—	113	2	1
Investments at Cost	$98,495	$21,403	$—	$1,062	$35	$41

	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$7	$84,067	$13,794	$2,263,120

Total Assets	7	84,067	13,794	2,263,120

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets:	7	84,067	13,794	2,263,120

Contract Owners’ Equity:
Contracts in Accumulation Period	7	84,035	13,777	2,262,356
Contracts in Annuity Payment Period	—	32	17	764

Total Contract Owners’ Equity	$7	$84,067	$13,794	$2,263,120

Investment Shares	—	5,169	1,003	223,058
Investments at Cost	$8	$92,180	$12,877	$2,247,484

See accompanying notes to financial statements
10

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	Alger American Capital Appreciation Portfolio (A)	Alger American LargeCap Growth Portfolio (A)	Alger American MidCap Growth Portfolio (A)	Alger American SmallCap Growth Portfolio (A)	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$4	$805

Expenses:
Mortality and Expense Risk Charges	1	1	—	—	3	551

Investment Income (Loss), Net	(1)	(1)	—	—	1	254

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	9	543
Realized Gains (Losses) on Sales of Investments, Net	11	(6)	3	—	(6)	550

Realized Gains (Losses) on Investments, Net	11	(6)	3	—	3	1,093

Net Change in Unrealized Appreciation (Depreciation) on Investments	(10)	5	(3)	—	23	134

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1	(1)	—	—	26	1,227

Net Increase (Decrease) in Net Assets From Operations	$—	$(2)	$ $—	$—	$27	$1,481

	AZL BlackRock Capital Appreciation Fund (A)	AZL Boston Company Research Growth Fund (A)	AZL DFA Multi- Strategy Fund	AZL Emerging Markets Equity Index Fund Class 1	AZL Emerging Markets Equity Index Fund Class 2	AZL Enhanced Bond Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$37	$—	$8	$32	$54

Expenses:
Mortality and Expense Risk Charges	316	103	1,842	13	133	35

Investment Income (Loss), Net	(316)	(66)	(1,842)	(5)	(101)	19

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,710	2,037	39,962	—	—	36
Realized Gains (Losses) on Sales of Investments, Net	(1,407)	(1,306)	969	77	(134)	(10)

Realized Gains (Losses) on Investments, Net	1,303	731	40,931	77	(134)	26

Net Change in Unrealized Appreciation (Depreciation) on Investments	(999)	(744)	(31,123)	13	649	(55)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	304	(13)	9,808	90	515	(29)

Net Increase (Decrease) in Net Assets From Operations	$(12)	$(79)	$7,966	$85	$414	$(10)

See accompanying notes to financial statements	(Continued)
11

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	AZL Federated Clover Small Value Fund (A)	AZL Gateway Fund	AZL Global Equity Index Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1 (B)	AZL International Index Fund Class 2
Investment Income:
Dividends Reinvested in Fund Shares	$164	$186	$8	$—	$—	$154

Expenses:
Mortality and Expense Risk Charges	167	145	3	735	19	206

Investment Income (Loss), Net	(3)	41	5	(735)	(19)	(52)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	805	—	—	3	—	—
Realized Gains (Losses) on Sales of Investments, Net	(1,288)	90	(11)	—	(5)	(101)

Realized Gains (Losses) on Investments, Net	(483)	90	(11)	3	(5)	(101)

Net Change in Unrealized Appreciation (Depreciation) on Investments	805	165	6	—	40	(45)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	322	255	(5)	3	35	(146)

Net Increase (Decrease) in Net Assets From Operations	$319	$296	$—	$(732)	$16	$(198)

	AZL Invesco Growth and Income Fund (A)	AZL Invesco International Equity Fund (A)	AZL JPMorgan International Opportunities Fund (A)	AZL JPMorgan U.S. Equity Fund (A)	AZL MetWest Total Return Bond Fund	AZL MFS Investors Trust Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$386	$447	$624	$176	$16	$125

Expenses:
Mortality and Expense Risk Charges	139	210	201	173	25	171

Investment Income (Loss), Net	247	237	423	3	(9)	(46)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,154	1,503	204	2,936	8	2,842
Realized Gains (Losses) on Sales of Investments, Net	(1,797)	(1,566)	(783)	142	33	(715)

Realized Gains (Losses) on Investments, Net	357	(63)	(579)	3,078	41	2,127

Net Change in Unrealized Appreciation (Depreciation) on Investments	(103)	(415)	(257)	(2,889)	(14)	(1,812)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	254	(478)	(836)	189	27	315

Net Increase (Decrease) in Net Assets From Operations	$501	$(241)	$(413)	$192	$18	$269

See accompanying notes to financial statements	(Continued)
12

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	AZL MFS Mid Cap Value Fund (A)	AZL MFS Value Fund (A)	AZL Mid Cap Index Fund Class 1 (B)	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund	AZL Morgan Stanley Global Real Estate Fund Class 1 (B)
Investment Income:
Dividends Reinvested in Fund Shares	$205	$369	$—	$81	$750	$—

Expenses:
Mortality and Expense Risk Charges	145	159	8	225	690	7

Investment Income (Loss), Net	60	210	(8)	(144)	60	(7)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	965	2,275	—	1,102	1,269	—
Realized Gains (Losses) on Sales of Investments, Net	(1,561)	(14)	7	208	390	—

Realized Gains (Losses) on Investments, Net	(596)	2,261	7	1,310	1,659	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,037	(1,978)	225	2,611	655	11

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	441	283	232	3,921	2,314	11

Net Increase (Decrease) in Net Assets From Operations	$501	$493	$224	$3,777	$2,374	$4

	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL Multi- Manager Mid Cap Growth Fund (A)	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi- Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund
Investment Income:
Dividends Reinvested in Fund Shares	$37	$—	$790	$2,545	$—	$2,283

Expenses:
Mortality and Expense Risk Charges	66	287	538	1,433	25	1,699

Investment Income (Loss), Net	(29)	(287)	252	1,112	(25)	584

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,510	259	3,425	—	4,940
Realized Gains (Losses) on Sales of Investments, Net	80	(4,100)	296	25	13	375

Realized Gains (Losses) on Investments, Net	80	(2,590)	555	3,450	13	5,315

Net Change in Unrealized Appreciation (Depreciation) on Investments	(30)	1,709	834	(2,674)	154	(1,928)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	50	(881)	1,389	776	167	3,387

Net Increase (Decrease) in Net Assets From Operations	$21	$(1,168)	$1,641	$1,888	$142	$3,971

See accompanying notes to financial statements	(Continued)
13

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Fusion Growth Fund (A)	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP Pyramis Multi- Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$612	$5,243	$1,375	$3,988	$1,327	$1,358

Expenses:
Mortality and Expense Risk Charges	446	3,980	583	2,964	920	514

Investment Income (Loss), Net	166	1,263	792	1,024	407	844

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	837	15,252	—	1,110	1,790	531
Realized Gains (Losses) on Sales of Investments, Net	(112)	1,545	1,715	1,044	42	(710)

Realized Gains (Losses) on Investments, Net	725	16,797	1,715	2,154	1,832	(179)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(26)	(10,754)	(2,825)	7,277	92	(967)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	699	6,043	(1,110)	9,431	1,924	(1,146)

Net Increase (Decrease) in Net Assets From Operations	$865	$7,306	$(318)	$10,455	$2,331	$(302)

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Oppenheimer Discovery Fund (A)	AZL Pyramis Multi- Strategy Fund	AZL Pyramis Total Bond Fund Class 1 (B)	AZL Pyramis Total Bond Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1 (B)
Investment Income:
Dividends Reinvested in Fund Shares	$1,288	$—	$486	$—	$281	$—

Expenses:
Mortality and Expense Risk Charges	1,225	93	551	6	175	10

Investment Income (Loss), Net	63	(93)	(65)	(6)	106	(10)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	493	1,814	600	—	6	—
Realized Gains (Losses) on Sales of Investments, Net	254	(1,759)	(726)	(3)	(39)	1

Realized Gains (Losses) on Investments, Net	747	55	(126)	(3)	(33)	1

Net Change in Unrealized Appreciation (Depreciation) on Investments	3,767	(60)	1,261	(53)	(215)	87

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	4,514	(5)	1,135	(56)	(248)	88

Net Increase (Decrease) in Net Assets From Operations	$4,577	$(98)	$1,070	$(62)	$(142)	$78

See accompanying notes to financial statements	(Continued)
14

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1 (B)	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1 (B)	AZL Small Cap Stock Index Fund Class 2
Investment Income:
Dividends Reinvested in Fund Shares	$27	$—	$43	$570	$—	$60

Expenses:
Mortality and Expense Risk Charges	146	42	104	685	3	188

Investment Income (Loss), Net	(119)	(42)	(61)	(115)	(3)	(128)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	525	—	214	3,022	—	839
Realized Gains (Losses) on Sales of Investments, Net	(77)	19	32	1,777	—	292

Realized Gains (Losses) on Investments, Net	448	19	246	4,799	—	1,131

Net Change in Unrealized Appreciation (Depreciation) on Investments	264	1,047	1,635	(870)	98	2,395

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	712	1,066	1,881	3,929	98	3,526

Net Increase (Decrease) in Net Assets From Operations	$593	$1,024	$1,820	$3,814	$95	$3,398

	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (A)	Columbia Variable Portfolio – Seligman Global Technology Fund
Investment Income:
Dividends Reinvested in Fund Shares	$175	$—	$1,250	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	500	—	1,736	—	6	—

Investment Income (Loss), Net	(325)	—	(486)	—	(6)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	965	—	—	3	—	5
Realized Gains (Losses) on Sales of Investments, Net	890	—	(1,012)	(1)	150	—

Realized Gains (Losses) on Investments, Net	1,855	—	(1,012)	2	150	5

Net Change in Unrealized Appreciation (Depreciation) on Investments	(257)	—	3,582	(2)	(138)	(2)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,598	—	2,570	—	12	3

Net Increase (Decrease) in Net Assets From Operations	$1,273	$—	$2,084	$—	$6	$3

See accompanying notes to financial statements	(Continued)
15

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	Davis VA Financial Portfolio	Davis VA Value Portfolio (A)	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$15	$—	$—	$8	$—	$45

Expenses:
Mortality and Expense Risk Charges	37	2	—	1	—	66

Investment Income (Loss), Net	(22)	(2)	—	7	—	(21)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	110	—	—	—	—	58
Realized Gains (Losses) on Sales of Investments, Net	34	(14)	—	—	—	44

Realized Gains (Losses) on Investments, Net	144	(14)	—	—	—	102

Net Change in Unrealized Appreciation (Depreciation) on Investments	45	19	—	12	1	54

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	189	5	—	12	1	156

Net Increase (Decrease) in Net Assets From Operations	$167	$3	$—	$19	$1	$135

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund (A)	Franklin Growth and Income VIP Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$122	$—	$—	$312	$51	$437

Expenses:
Mortality and Expense Risk Charges	168	—	—	203	54	187

Investment Income (Loss), Net	(46)	—	—	109	(3)	250

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	372	3	—	264	—	1,185
Realized Gains (Losses) on Sales of Investments, Net	(6)	—	—	(98)	(413)	516

Realized Gains (Losses) on Investments, Net	366	3	—	166	(413)	1,701

Net Change in Unrealized Appreciation (Depreciation) on Investments	(14)	2	—	516	437	(1,240)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	352	5	—	682	24	461

Net Increase (Decrease) in Net Assets From Operations	$306	$5	$—	$791	$21	$711

See accompanying notes to financial statements	(Continued)
16

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	Franklin High Income VIP Fund (A)	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund (A)	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$1,127	$6,316	$—	$479	$263	$13

Expenses:
Mortality and Expense Risk Charges	234	2,058	63	461	287	23

Investment Income (Loss), Net	893	4,258	(63)	18	(24)	(10)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	72	1,930	2,013	205
Realized Gains (Losses) on Sales of Investments, Net	(1,660)	(796)	371	287	687	172

Realized Gains (Losses) on Investments, Net	(1,660)	(796)	443	2,217	2,700	377

Net Change in Unrealized Appreciation (Depreciation) on Investments	2,923	11,527	(531)	788	(401)	(180)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,263	10,731	(88)	3,005	2,299	197

Net Increase (Decrease) in Net Assets From Operations	$2,156	$14,989	$(151)	$3,023	$2,275	$187

	Franklin Small-Mid Cap Growth VIP Fund (A)	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund (A)	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$1	$866	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	48	—	574	2	—	—

Investment Income (Loss), Net	(48)	1	292	(2)	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	405	—	—	16	2	—
Realized Gains (Losses) on Sales of Investments, Net	(623)	(2)	(252)	53	—	—

Realized Gains (Losses) on Investments, Net	(218)	(2)	(252)	69	2	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	340	3	(437)	(64)	3	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	122	1	(689)	5	5	—

Net Increase (Decrease) in Net Assets From Operations	$74	$2	$(397)	$3	$5	$—

See accompanying notes to financial statements	(Continued)
17

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	Invesco V.I. Core Equity Fund (A)	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	1	—	—	—	—	—

Investment Income (Loss), Net	(1)	—	—	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4	—	—	—	1	—
Realized Gains (Losses) on Sales of Investments, Net	11	(2)	(1)	—	(1)	—

Realized Gains (Losses) on Investments, Net	15	(2)	(1)	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	(12)	2	2	—	—	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	3	—	1	—	—	—

Net Increase (Decrease) in Net Assets From Operations	$2	$—	$1	$—	$—	$—

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio (A)	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio (A)	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$22	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	4	13	—	—	—

Investment Income (Loss), Net	—	(4)	9	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	1	—	—
Realized Gains (Losses) on Sales of Investments, Net	(1)	123	—	12	—	—

Realized Gains (Losses) on Investments, Net	(1)	123	—	13	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	1	(126)	(15)	(12)	—	1

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	(3)	(15)	1	—	1

Net Increase (Decrease) in Net Assets From Operations	$—	$(7)	$(6)	$1	$—	$1

See accompanying notes to financial statements	(Continued)
18

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Fund/VA (A)	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Investment Income:
Dividends Reinvested in Fund Shares	$—	$113	$—	$9	$—	$12

Expenses:
Mortality and Expense Risk Charges	—	50	—	16	—	6

Investment Income (Loss), Net	—	63	—	(7)	—	6

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	60	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	(1)	—	146	—	(5)

Realized Gains (Losses) on Investments, Net	—	(1)	—	206	—	(5)

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(1)	—	(234)	—	8
Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	(2)	—	(28)	—	3

Net Increase (Decrease) in Net Assets From Operations	$—	$61	$—	$(35)	$—	$9

	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA (A)	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$11	$872	$31	$641	$152

Expenses:
Mortality and Expense Risk Charges	—	17	543	63	210	141

Investment Income (Loss), Net	—	(6)	329	(32)	431	11

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	114	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	188	(621)	(542)	(203)	(79)

Realized Gains (Losses) on Investments, Net	—	302	(621)	(542)	(203)	(79)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	(259)	3,782	930	1,080	523

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(1)	43	3,161	388	877	444

Net Increase (Decrease) in Net Assets From Operations	$(1)	$37	$3,490	$356	$1,308	$455

See accompanying notes to financial statements	(Continued)
19

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$73	$642	$460	$99	$4,192	$1

Expenses:
Mortality and Expense Risk Charges	92	252	309	203	1,290	—

Investment Income (Loss), Net	(19)	390	151	(104)	2,902	1

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	2,124	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(101)	(292)	(246)	(81)	(374)	—

Realized Gains (Losses) on Investments, Net	(101)	1,832	(246)	(81)	(374)	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	230	(1,550)	526	394	5,609	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	129	282	280	313	5,235	—

Net Increase (Decrease) in Net Assets From Operations	$110	$672	$431	$209	$8,137	$1

	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio	SP International Growth Portfolio (A)
Investment Income:
Dividends Reinvested in Fund Shares	$875	$2,155	$366	$—	$6	$—

Expenses:
Mortality and Expense Risk Charges	640	1,769	327	—	14	1

Investment Income (Loss), Net	235	386	39	—	(8)	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(374)	(884)	(108)	—	(1)	(5)

Realized Gains (Losses) on Investments, Net	(374)	(884)	(108)	—	(1)	(5)

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,390	1,322	727	—	24	5

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,016	438	619	—	23	—

Net Increase (Decrease) in Net Assets From Operations	$1,251	$824	$658	$—	$15	$(1)

See accompanying notes to financial statements	(Continued)
20

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2016

(In thousands)

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund (A)	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$1	$—	$144	$—	$306

Expenses:
Mortality and Expense Risk Charges	—	—	—	86	1,296	270

Investment Income (Loss), Net	—	1	—	58	(1,296)	36

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	4	—	116	70	569
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	(331)	(1,570)	(57)

Realized Gains (Losses) on Investments, Net	—	4	—	(215)	(1,500)	512

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	2	(1)	312	3,970	433

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	6	(1)	97	2,470	945

Net Increase (Decrease) in Net Assets From Operations	$—	$7	$(1)	$155	$1,174	$981

	Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$49,607

Expenses:
Mortality and Expense Risk Charges	37,432

Investment Income (Loss), Net	12,175

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	109,201
Realized Gains (Losses) on Sales of Investments, Net	(15,319)

Realized Gains (Losses) on Investments, Net	93,882

Net Change in Unrealized Appreciation (Depreciation) on Investments	2,198

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	96,080

Net Increase (Decrease) in Net Assets From Operations	$108,255

(A)	Fund terminated in current year. See Footnote 2 for further details
(B)	Fund commenced in current year. See Footnote 2 for further details

See accompanying notes to financial statements
21

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2016 (A)	2015	2016 (A)	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$(3)	$(1)	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	11	64	(6)	8	3	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10)	(38)	5	(6)	(3)	—

Net Increase (Decrease) in Net Assets From Operations	—	23	(2)	1	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	(80)	—	(65)	—	(23)	—
Surrenders and Terminations	—	(224)	(2)	—	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(80)	(224)	(67)	—	(24)	—

Increase (Decrease) in Net Assets	(80)	(201)	(69)	1	(24)	—
Net Assets at Beginning of Period	80	281	69	68	24	24

Net Assets at End of Period	$—	$80	$—	$69	$—	$24

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$1	$2	$254	$(249)
Realized Gains (Losses) on Investments, Net	—	1	3	7	1,093	1,326
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(1)	23	(31)	134	(1,623)

Net Increase (Decrease) in Net Assets From Operations	—	—	27	(22)	1,481	(546)

Contract Transactions-All Products
Purchase Payments	—	—	53	90	71	333
Transfers Between Funds or (to) from General Account	(2)	—	101	140	(829)	(219)
Surrenders and Terminations	—	—	(1)	(102)	(1,201)	(1,422)
Rescissions	—	—	—	—	(1)	—
Bonus (Recapture)	—	—	—	—	—	10
Contract Maintenance Charge	—	—	—	—	(3)	(4)
Rider charge	—	—	(1)	(2)	(374)	(340)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2)	—	152	126	(2,337)	(1,642)

Increase (Decrease) in Net Assets	(2)	—	179	104	(856)	(2,188)
Net Assets at Beginning of Period	2	2	170	66	31,035	33,223

Net Assets at End of Period	$—	$2	$349	$170	$30,179	$31,035

See accompanying notes to financial statements	(Continued)
22

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi-Strategy Fund
	2016 (A)	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(316)	$(468)	$(66)	$(143)	$(1,842)	$(622)
Realized Gains (Losses) on Investments, Net	1,303	6,098	731	1,502	40,931	7,504
Net Change in Unrealized Appreciation (Depreciation) on Investments	(999)	(4,621)	(744)	(1,111)	(31,123)	(9,600)

Net Increase (Decrease) in Net Assets From Operations	(12)	1,009	(79)	248	7,966	(2,718)

Contract Transactions-All Products
Purchase Payments	92	979	312	468	381	1,501
Transfers Between Funds or (to) from General Account	(20,175)	(1,439)	(6,965)	(359)	(6,329)	(19,217)
Surrenders and Terminations	(1,455)	(2,736)	(501)	(1,063)	(6,192)	(6,795)
Rescissions	—	—	—	—	(11)	—
Bonus (Recapture)	(2)	22	4	—	(2)	5
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(11)	(13)
Rider charge	(88)	(134)	(26)	(34)	(1,971)	(1,882)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(21,631)	(3,311)	(7,177)	(989)	(14,135)	(26,401)

Increase (Decrease) in Net Assets	(21,643)	(2,302)	(7,256)	(741)	(6,169)	(29,119)
Net Assets at Beginning of Period	21,643	23,945	7,256	7,997	116,196	145,315

Net Assets at End of Period	$—	$21,643	$—	$7,256	$110,027	$116,196

	AZL Emerging Markets Equity Index Fund Class 1		AZL Emerging Markets Equity Index Fund Class 2		AZL Enhanced Bond Index Fund
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5)	$(2)	$(101)	$(94)	$19	$7
Realized Gains (Losses) on Investments, Net	77	105	(134)	228	26	10
Net Change in Unrealized Appreciation (Depreciation) on Investments	13	(256)	649	(1,123)	(55)	(31)

Net Increase (Decrease) in Net Assets From Operations	85	(153)	414	(989)	(10)	(14)

Contract Transactions-All Products
Purchase Payments	2	—	4	10	447	787
Transfers Between Funds or (to) from General Account	(27)	(25)	(294)	(34)	715	423
Surrenders and Terminations	(224)	(140)	(532)	(637)	(132)	(76)
Rescissions	—	—	—	(2)	—	—
Bonus (Recapture)	—	—	(2)	—	3	1
Contract Maintenance Charge	(1)	(1)	(1)	(1)	—	—
Rider charge	—	—	(8)	(10)	(30)	(8)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(250)	(166)	(833)	(674)	1,003	1,127

Increase (Decrease) in Net Assets	(165)	(319)	(419)	(1,663)	993	1,113
Net Assets at Beginning of Period	932	1,251	5,662	7,325	1,455	342

Net Assets at End of Period	$767	$932	$5,243	$5,662	$2,448	$1,455

See accompanying notes to financial statements	(Continued)
23

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL Federated Clover Small Value Fund		AZL Gateway Fund		AZL Global Equity Index Fund
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3)	$(157)	$41	$(38)	$5	$3
Realized Gains (Losses) on Investments, Net	(483)	2,060	90	127	(11)	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	805	(2,807)	165	(47)	6	(27)

Net Increase (Decrease) in Net Assets From Operations	319	(904)	296	42	—	(25)

Contract Transactions-All Products
Purchase Payments	51	225	120	411	107	114
Transfers Between Funds or (to) from General Account	(9,030)	(1,186)	281	(546)	46	61
Surrenders and Terminations	(1,064)	(1,590)	(468)	(372)	(24)	2
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	(2)	11	—	2	3	—
Contract Maintenance Charge	(1)	(1)	—	(1)	—	—
Rider charge	(16)	(27)	(179)	(160)	(2)	(1)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(10,062)	(2,568)	(246)	(666)	130	176

Increase (Decrease) in Net Assets	(9,743)	(3,472)	50	(624)	130	151
Net Assets at Beginning of Period	9,743	13,215	9,527	10,151	186	35

Net Assets at End of Period	$—	$9,743	$9,577	$9,527	$316	$186

	AZL Government Money Market Fund		AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(735)	$(624)	$(19)	$—	$(52)	$164
Realized Gains (Losses) on Investments, Net	3	2	(5)	—	(101)	83
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	40	—	(45)	(474)

Net Increase (Decrease) in Net Assets From Operations	(732)	(622)	16	—	(198)	(227)

Contract Transactions-All Products
Purchase Payments	128,248	52,382	45	—	142	669
Transfers Between Funds or (to) from General Account	(99,279)	(49,259)	6,078	—	23,943	(194)
Surrenders and Terminations	(18,321)	(11,216)	(410)	—	(1,003)	(272)
Rescissions	(892)	(170)	—	—	—	(7)
Bonus (Recapture)	87	223	—	—	1	3
Contract Maintenance Charge	(9)	(8)	(1)	—	(2)	(1)
Rider charge	(333)	(221)	—	—	(64)	(56)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	9,501	(8,269)	5,712	—	23,017	142

Increase (Decrease) in Net Assets	8,769	(8,891)	5,728	—	22,819	(85)
Net Assets at Beginning of Period	34,736	43,627	—	—	6,506	6,591

Net Assets at End of Period	$43,505	$34,736	$5,728	$—	$29,325	$6,506

See accompanying notes to financial statements	(Continued)
24

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2016 (A)	2015	2016 (A)	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$247	$103	$237	$(75)	$423	$38
Realized Gains (Losses) on Investments, Net	357	1,339	(63)	1,336	(579)	518
Net Change in Unrealized Appreciation (Depreciation) on Investments	(103)	(1,922)	(415)	(1,974)	(257)	(707)

Net Increase (Decrease) in Net Assets From Operations	501	(480)	(241)	(713)	(413)	(151)

Contract Transactions-All Products
Purchase Payments	206	453	168	546	173	890
Transfers Between Funds or (to) from General Account	(9,149)	(576)	(13,129)	383	(11,446)	(742)
Surrenders and Terminations	(376)	(746)	(1,233)	(1,356)	(897)	(1,216)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	9	4	(1)	4	1	1
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(1)	(2)
Rider charge	(40)	(57)	(49)	(74)	(32)	(46)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(9,351)	(923)	(14,246)	(499)	(12,202)	(1,115)

Increase (Decrease) in Net Assets	(8,850)	(1,403)	(14,487)	(1,212)	(12,615)	(1,266)
Net Assets at Beginning of Period	8,850	10,253	14,487	15,699	12,615	13,881

Net Assets at End of Period	$—	$8,850	$—	$14,487	$—	$12,615

	AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2016 (A)	2015	2016	2015 (C)	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3	$(120)	$(9)	$(4)	$(46)	$(163)
Realized Gains (Losses) on Investments, Net	3,078	747	41	1	2,127	2,332
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,889)	(885)	(14)	(7)	(1,812)	(2,387)

Net Increase (Decrease) in Net Assets From Operations	192	(258)	18	(10)	269	(218)

Contract Transactions-All Products
Purchase Payments	201	472	121	309	129	387
Transfers Between Funds or (to) from General Account	(11,015)	948	287	917	(9,926)	(893)
Surrenders and Terminations	(1,027)	(1,193)	(173)	(3)	(696)	(904)
Rescissions	—	—	(22)	—	—	—
Bonus (Recapture)	7	2	—	1	—	—
Contract Maintenance Charge	(1)	(2)	—	—	(1)	(2)
Rider charge	(34)	(38)	(19)	(3)	(24)	(32)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(11,869)	189	194	1,221	(10,518)	(1,444)

Increase (Decrease) in Net Assets	(11,677)	(69)	212	1,211	(10,249)	(1,662)
Net Assets at Beginning of Period	11,677	11,746	1,211	—	10,249	11,911

Net Assets at End of Period	$—	$11,677	$1,423	$1,211	$—	$10,249

See accompanying notes to financial statements	(Continued)
25

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund Class 1
	2016 (A)	2015	2016 (A)	2015	2016 (B)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$60	$(141)	$210	$20	$(8)	$—
Realized Gains (Losses) on Investments, Net	(596)	3,383	2,261	648	7	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,037	(3,704)	(1,978)	(956)	225	—

Net Increase (Decrease) in Net Assets From Operations	501	(462)	493	(288)	224	—

Contract Transactions-All Products
Purchase Payments	186	569	168	148	19	—
Transfers Between Funds or (to) from General Account	(10,224)	72	(10,093)	(496)	2,570	—
Surrenders and Terminations	(559)	(872)	(777)	(1,151)	(91)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	4	2	—	2	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)	—	—
Rider charge	(48)	(68)	(42)	(61)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(10,642)	(298)	(10,745)	(1,559)	2,498	—

Increase (Decrease) in Net Assets	(10,141)	(760)	(10,252)	(1,847)	2,722	—
Net Assets at Beginning of Period	10,141	10,901	10,252	12,099	—	—

Net Assets at End of Period	$—	$10,141	$—	$10,252	$2,722	$—

	AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund		AZL Morgan Stanley Global Real Estate Fund Class 1
	2016	2015	2016	2015	2016 (B)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(144)	$(43)	$60	$140	$(7)	$—
Realized Gains (Losses) on Investments, Net	1,310	774	1,659	3,041	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,611	(1,104)	655	(4,921)	11	—

Net Increase (Decrease) in Net Assets From Operations	3,777	(373)	2,374	(1,740)	4	—

Contract Transactions-All Products
Purchase Payments	605	1,049	261	941	16	—
Transfers Between Funds or (to) from General Account	23,622	(284)	(3,613)	5,540	2,273	—
Surrenders and Terminations	(837)	(468)	(1,842)	(2,676)	(14)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	15	15	1	5	—	—
Contract Maintenance Charge	(2)	(1)	(4)	(5)	—	—
Rider charge	(107)	(86)	(654)	(592)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	23,296	225	(5,851)	3,213	2,275	—

Increase (Decrease) in Net Assets	27,073	(148)	(3,477)	1,473	2,279	—
Net Assets at Beginning of Period	7,862	8,010	45,206	43,733	—	—

Net Assets at End of Period	$34,935	$7,862	$41,729	$45,206	$2,279	$—

See accompanying notes to financial statements	(Continued)
26

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 2		AZL Multi-Manager Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(29)	$52	$(287)	$(439)	$252	$(199)
Realized Gains (Losses) on Investments, Net	80	155	(2,590)	3,786	555	492
Net Change in Unrealized Appreciation (Depreciation) on Investments	(30)	(317)	1,709	(5,025)	834	(908)

Net Increase (Decrease) in Net Assets From Operations	21	(110)	(1,168)	(1,678)	1,641	(615)

Contract Transactions-All Products
Purchase Payments	—	27	7	554	4,828	7,519
Transfers Between Funds or (to) from General Account	1,132	(460)	(16,276)	(998)	6,359	1,699
Surrenders and Terminations	(193)	(373)	(1,278)	(1,485)	(1,335)	(686)
Rescissions	—	—	—	(10)	(56)	(123)
Bonus (Recapture)	—	—	(7)	14	30	54
Contract Maintenance Charge	—	—	(2)	(3)	(5)	(4)
Rider charge	(5)	(6)	(64)	(98)	(496)	(373)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	934	(812)	(17,620)	(2,026)	9,325	8,086

Increase (Decrease) in Net Assets	955	(922)	(18,788)	(3,704)	10,966	7,471
Net Assets at Beginning of Period	2,646	3,568	18,788	22,492	31,706	24,235

Net Assets at End of Period	$3,601	$2,646	$—	$18,788	$42,672	$31,706

	AZL MVP BlackRock Global Strategy Plus Fund		AZL MVP DFA Multi-Strategy Fund		AZL MVP Fusion Dynamic Balanced Fund
	2016	2015	2016	2015 (C)	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,112	$(307)	$(25)	$—	$584	$(451)
Realized Gains (Losses) on Investments, Net	3,450	2,049	13	—	5,315	5,978
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,674)	(4,725)	154	(5)	(1,928)	(8,982)

Net Increase (Decrease) in Net Assets From Operations	1,888	(2,983)	142	(5)	3,971	(3,455)

Contract Transactions-All Products
Purchase Payments	6,229	14,571	746	181	3,834	7,652
Transfers Between Funds or (to) from General Account	(3,206)	1,691	1,885	482	500	(2,810)
Surrenders and Terminations	(3,013)	(2,242)	(4)	(1)	(6,060)	(5,092)
Rescissions	(58)	(12)	—	—	(16)	—
Bonus (Recapture)	13	69	1	1	28	65
Contract Maintenance Charge	(16)	(13)	—	—	(14)	(13)
Rider charge	(1,369)	(1,204)	(26)	—	(1,338)	(1,182)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,420)	12,860	2,602	663	(3,066)	(1,380)

Increase (Decrease) in Net Assets	468	9,877	2,744	658	905	(4,835)
Net Assets at Beginning of Period	94,167	84,290	658	—	97,538	102,373

Net Assets at End of Period	$94,635	$94,167	$3,402	$658	$98,443	$97,538

See accompanying notes to financial statements	(Continued)
27

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL MVP Fusion Dynamic Conservative Fund		AZL MVP Fusion Dynamic Moderate Fund		AZL MVP Fusion Growth Fund
	2016	2015	2016	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$166	$(67)	$1,263	$(969)	$792	$(329)
Realized Gains (Losses) on Investments, Net	725	1,054	16,797	13,689	1,715	864
Net Change in Unrealized Appreciation (Depreciation) on Investments	(26)	(1,644)	(10,754)	(22,343)	(2,825)	(2,255)

Net Increase (Decrease) in Net Assets From Operations	865	(657)	7,306	(9,623)	(318)	(1,720)

Contract Transactions-All Products
Purchase Payments	1,227	2,826	7,835	19,356	333	3,925
Transfers Between Funds or (to) from General Account	(81)	126	(4,370)	(3,722)	(34,921)	(1,632)
Surrenders and Terminations	(1,574)	(1,706)	(10,357)	(8,944)	(1,632)	(2,611)
Rescissions	(7)	—	(19)	(73)	—	(91)
Bonus (Recapture)	9	45	45	122	(2)	2
Contract Maintenance Charge	(3)	(3)	(33)	(30)	(4)	(5)
Rider charge	(409)	(366)	(3,729)	(3,368)	(134)	(165)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(838)	922	(10,628)	3,341	(36,360)	(577)

Increase (Decrease) in Net Assets	27	265	(3,322)	(6,282)	(36,678)	(2,297)
Net Assets at Beginning of Period	26,556	26,291	246,882	253,164	36,678	38,975

Net Assets at End of Period	$26,583	$26,556	$243,560	$246,882	$—	$36,678

	AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund		AZL MVP Pyramis Multi-Strategy Fund
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,024	$(1,088)	$407	$(580)	$844	$(16)
Realized Gains (Losses) on Investments, Net	2,154	2,924	1,832	1,918	(179)	539
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,277	(6,404)	92	(4,101)	(967)	(3,248)

Net Increase (Decrease) in Net Assets From Operations	10,455	(4,568)	2,331	(2,763)	(302)	(2,725)

Contract Transactions-All Products
Purchase Payments	15,429	35,999	4,330	12,329	2,445	7,159
Transfers Between Funds or (to) from General Account	38,037	9,573	(3,112)	4,221	(3,496)	2,198
Surrenders and Terminations	(5,730)	(2,661)	(1,988)	(1,440)	(897)	(624)
Rescissions	(109)	(91)	(16)	(12)	(14)	—
Bonus (Recapture)	49	150	24	77	6	36
Contract Maintenance Charge	(25)	(18)	(8)	(6)	(7)	(5)
Rider charge	(2,659)	(2,091)	(829)	(712)	(454)	(413)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	44,992	40,861	(1,599)	14,457	(2,417)	8,351

Increase (Decrease) in Net Assets	55,447	36,293	732	11,694	(2,719)	5,626
Net Assets at Beginning of Period	173,827	137,534	59,387	47,693	34,898	29,272

Net Assets at End of Period	$229,274	$173,827	$60,119	$59,387	$32,179	$34,898

See accompanying notes to financial statements	(Continued)
28

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Oppenheimer Discovery Fund		AZL Pyramis Multi- Strategy Fund
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$63	$(784)	$(93)	$(142)	$(65)	$868
Realized Gains (Losses) on Investments, Net	747	114	55	1,221	(126)	1,587
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,767	1,302	(60)	(1,040)	1,261	(5,226)

Net Increase (Decrease) in Net Assets From Operations	4,577	632	(98)	39	1,070	(2,771)

Contract Transactions-All Products
Purchase Payments	13,113	21,167	1	76	239	437
Transfers Between Funds or (to) from General Account	10,910	20,268	(4,805)	(452)	(10,561)	6,829
Surrenders and Terminations	(2,031)	(1,016)	(429)	(905)	(2,071)	(2,821)
Rescissions	(65)	—	—	—	—	—
Bonus (Recapture)	63	109	—	2	2	1
Contract Maintenance Charge	(11)	(5)	(1)	(1)	(5)	(5)
Rider charge	(1,160)	(674)	(9)	(16)	(615)	(580)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	20,819	39,849	(5,243)	(1,296)	(13,011)	3,861

Increase (Decrease) in Net Assets	25,396	40,481	(5,341)	(1,257)	(11,941)	1,090
Net Assets at Beginning of Period	67,541	27,060	5,341	6,598	42,283	41,193

Net Assets at End of Period	$92,937	$67,541	$—	$5,341	$30,342	$42,283

	AZL Pyramis Total Bond Fund Class 1		AZL Pyramis Total Bond Fund Class 2		AZL Russell 1000 Growth Index Fund Class 1
	2016 (B)	2015	2016	2015	2016 (B)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(6)	$—	$106	$44	$(10)	$—
Realized Gains (Losses) on Investments, Net	(3)	—	(33)	7	1	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(53)	—	(215)	(245)	87	—

Net Increase (Decrease) in Net Assets From Operations	(62)	—	(142)	(194)	78	—

Contract Transactions-All Products
Purchase Payments	7	—	183	1,299	11	—
Transfers Between Funds or (to) from General Account	2,349	—	15,477	593	3,156	—
Surrenders and Terminations	(56)	—	(550)	(278)	(37)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	2	4	—	—
Contract Maintenance Charge	—	—	(2)	(1)	—	—
Rider charge	—	—	(133)	(89)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	2,300	—	14,977	1,528	3,130	—

Increase (Decrease) in Net Assets	2,238	—	14,835	1,334	3,208	—
Net Assets at Beginning of Period	—	—	7,751	6,417	—	—

Net Assets at End of Period	$2,238	$—	$22,586	$7,751	$3,208	$—

See accompanying notes to financial statements	(Continued)
29

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(119)	$(3)	$(42)	$—	$(61)	$7
Realized Gains (Losses) on Investments, Net	448	221	19	—	246	93
Net Change in Unrealized Appreciation (Depreciation) on Investments	264	(184)	1,047	—	1,635	(176)

Net Increase (Decrease) in Net Assets From Operations	593	34	1,024	—	1,820	(76)

Contract Transactions-All Products
Purchase Payments	515	1,153	186	—	615	855
Transfers Between Funds or (to) from General Account	27,621	283	13,366	—	19,702	276
Surrenders and Terminations	(416)	(122)	(277)	—	(565)	(14)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	13	6	—	—	9	1
Contract Maintenance Charge	(1)	—	(1)	—	(1)	—
Rider charge	(56)	(13)	—	—	(37)	(10)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	27,676	1,307	13,274	—	19,723	1,108

Increase (Decrease) in Net Assets	28,269	1,341	14,298	—	21,543	1,032
Net Assets at Beginning of Period	2,202	861	—	—	1,578	546

Net Assets at End of Period	$30,471	$2,202	$14,298	$—	$23,121	$1,578

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1		AZL Small Cap Stock Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(115)	$59	$(3)	$—	$(128)	$(84)
Realized Gains (Losses) on Investments, Net	4,799	1,939	—	—	1,131	1,060
Net Change in Unrealized Appreciation (Depreciation) on Investments	(870)	(2,251)	98	—	2,395	(1,268)

Net Increase (Decrease) in Net Assets From Operations	3,814	(253)	95	—	3,398	(292)

Contract Transactions-All Products
Purchase Payments	1,331	3,231	—	—	45	216
Transfers Between Funds or (to) from General Account	20,335	268	871	—	13,534	(635)
Surrenders and Terminations	(3,775)	(2,128)	(155)	—	(1,189)	(758)
Rescissions	—	(14)	—	—	—	(3)
Bonus (Recapture)	10	61	—	—	3	8
Contract Maintenance Charge	(5)	(5)	—	—	(1)	(1)
Rider charge	(250)	(222)	—	—	(16)	(13)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	17,646	1,191	716	—	12,376	(1,186)

Increase (Decrease) in Net Assets	21,460	938	811	—	15,774	(1,478)
Net Assets at Beginning of Period	33,771	32,833	—	—	5,876	7,354

Net Assets at End of Period	$55,231	$33,771	$811	$—	$21,650	$5,876

See accompanying notes to financial statements	(Continued)
30

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(325)	$(351)	$—	$—	$(486)	$(811)
Realized Gains (Losses) on Investments, Net	1,855	1,808	—	—	(1,012)	6,845
Net Change in Unrealized Appreciation (Depreciation) on Investments	(257)	(855)	—	—	3,582	(8,966)

Net Increase (Decrease) in Net Assets From Operations	1,273	602	—	—	2,084	(2,932)

Contract Transactions-All Products
Purchase Payments	854	1,820	—	—	640	1,126
Transfers Between Funds or (to) from General Account	1,113	1,694	—	—	(3,735)	(6,642)
Surrenders and Terminations	(2,461)	(1,866)	—	—	(5,423)	(6,522)
Rescissions	—	—	—	—	(20)	—
Bonus (Recapture)	4	9	—	—	2	3
Contract Maintenance Charge	(3)	(3)	—	—	(14)	(15)
Rider charge	(82)	(74)	—	—	(1,862)	(1,760)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(575)	1,580	—	—	(10,412)	(13,810)

Increase (Decrease) in Net Assets	698	2,182	—	—	(8,328)	(16,742)
Net Assets at Beginning of Period	23,741	21,559	—	—	110,116	126,858

Net Assets at End of Period	$24,439	$23,741	$—	$—	$101,788	$110,116

	ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(6)	$(9)	$—	$—
Realized Gains (Losses) on Investments, Net	2	8	150	15	5	2
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2)	(14)	(138)	(26)	(2)	(1)

Net Increase (Decrease) in Net Assets From Operations	—	(6)	6	(20)	3	1

Contract Transactions-All Products
Purchase Payments	—	69	—	—	—	—
Transfers Between Funds or (to) from General Account	(5)	7	(341)	—	—	—
Surrenders and Terminations	—	—	(42)	(28)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(5)	76	(383)	(28)	—	—

Increase (Decrease) in Net Assets	(5)	70	(377)	(48)	3	1
Net Assets at Beginning of Period	70	—	377	425	13	12

Net Assets at End of Period	$65	$70	$—	$377	$16	$13

See accompanying notes to financial statements	(Continued)
31

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(22)	$(29)	$(2)	$(2)	$—	$—
Realized Gains (Losses) on Investments, Net	144	261	(14)	26	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	45	(237)	19	(25)	—	—

Net Increase (Decrease) in Net Assets From Operations	167	(5)	3	(1)	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	(32)	(57)	(121)	1	—	—
Surrenders and Terminations	(218)	(165)	(44)	(3)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(250)	(222)	(165)	(2)	—	—

Increase (Decrease) in Net Assets	(83)	(227)	(162)	(3)	—	—
Net Assets at Beginning of Period	1,696	1,923	162	165	—	—

Net Assets at End of Period	$1,613	$1,696	$—	$162	$—	$—

	Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7	$7	$—	$—	$(21)	$(29)
Realized Gains (Losses) on Investments, Net	—	(1)	—	(1)	102	187
Net Change in Unrealized Appreciation (Depreciation) on Investments	12	(10)	1	(3)	54	(221)

Net Increase (Decrease) in Net Assets From Operations	19	(4)	1	(4)	135	(63)

Contract Transactions-All Products
Purchase Payments	—	—	—	28	22	133
Transfers Between Funds or (to) from General Account	(16)	(21)	1	(7)	575	(61)
Surrenders and Terminations	1	—	(2)	—	(241)	(80)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	7
Contract Maintenance Charge	—	—	—	—	(1)	—
Rider charge	—	—	—	—	(70)	(57)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(15)	(21)	(1)	21	285	(58)

Increase (Decrease) in Net Assets	4	(25)	—	17	420	(121)
Net Assets at Beginning of Period	228	253	22	5	3,665	3,786

Net Assets at End of Period	$232	$228	$22	$22	$4,085	$3,665

See accompanying notes to financial statements	(Continued)
32

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(46)	$(73)	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	366	907	3	2	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14)	(983)	2	(5)	—	—

Net Increase (Decrease) in Net Assets From Operations	306	(149)	5	(3)	—	—

Contract Transactions-All Products
Purchase Payments	102	209	—	36	—	—
Transfers Between Funds or (to) from General Account	5	96	—	—	—	—
Surrenders and Terminations	(415)	(437)	—	(1)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	1	—	—	—	—
Contract Maintenance Charge	(1)	(1)	—	—	—	—
Rider charge	(200)	(177)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(509)	(309)	—	35	—	—

Increase (Decrease) in Net Assets	(203)	(458)	5	32	—	—
Net Assets at Beginning of Period	11,144	11,602	46	14	—	—

Net Assets at End of Period	$10,941	$11,144	$51	$46	$—	$—

	Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund
	2016	2015	2016 (A)	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$109	$45	$(3)	$66	$250	$344
Realized Gains (Losses) on Investments, Net	166	29	(413)	(101)	1,701	701
Net Change in Unrealized Appreciation (Depreciation) on Investments	516	(880)	437	(13)	(1,240)	(1,407)

Net Increase (Decrease) in Net Assets From Operations	791	(806)	21	(48)	711	(362)

Contract Transactions-All Products
Purchase Payments	38	54	—	—	3	5
Transfers Between Funds or (to) from General Account	(200)	(1,100)	(3,692)	(33)	(15,286)	(74)
Surrenders and Terminations	(699)	(986)	(307)	(514)	(1,384)	(2,197)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	(1)	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(5)	(7)
Rider charge	(5)	(6)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(867)	(2,039)	(4,001)	(548)	(16,672)	(2,273)

Increase (Decrease) in Net Assets	(76)	(2,845)	(3,980)	(596)	(15,961)	(2,635)
Net Assets at Beginning of Period	8,283	11,128	3,980	4,576	15,961	18,596

Net Assets at End of Period	$8,207	$8,283	$—	$3,980	$—	$15,961

See accompanying notes to financial statements	(Continued)
33

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Franklin High Income VIP Fund		Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund
	2016 (A)	2015	2016	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$893	$913	$4,258	$3,732	$(63)	$(70)
Realized Gains (Losses) on Investments, Net	(1,660)	(172)	(796)	(20)	443	1,528
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,923	(2,653)	11,527	(14,842)	(531)	(1,246)

Net Increase (Decrease) in Net Assets From Operations	2,156	(1,912)	14,989	(11,130)	(151)	212

Contract Transactions-All Products
Purchase Payments	19	41	9,406	20,496	—	—
Transfers Between Funds or (to) from General Account	(16,838)	679	1,041	(430)	(4,395)	(61)
Surrenders and Terminations	(1,158)	(1,213)	(8,550)	(5,930)	(540)	(490)
Rescissions	(1)	—	(218)	(157)	—	—
Bonus (Recapture)	—	—	17	80	—	—
Contract Maintenance Charge	(3)	(3)	(25)	(22)	(1)	(2)
Rider charge	(106)	(123)	(1,380)	(1,137)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(18,087)	(619)	291	12,900	(4,936)	(553)

Increase (Decrease) in Net Assets	(15,931)	(2,531)	15,280	1,770	(5,087)	(341)
Net Assets at Beginning of Period	15,931	18,462	120,673	118,903	5,087	5,428

Net Assets at End of Period	$—	$15,931	$135,953	$120,673	$—	$5,087

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund
	2016	2015	2016	2015	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$18	$322	$(24)	$(24)	$(10)	$(24)
Realized Gains (Losses) on Investments, Net	2,217	2,885	2,700	2,910	377	313
Net Change in Unrealized Appreciation (Depreciation) on Investments	788	(5,053)	(401)	(3,843)	(180)	(444)

Net Increase (Decrease) in Net Assets From Operations	3,023	(1,846)	2,275	(957)	187	(155)

Contract Transactions-All Products
Purchase Payments	54	660	2	14	—	—
Transfers Between Funds or (to) from General Account	(2,056)	(1,657)	19	(36)	(1,385)	17
Surrenders and Terminations	(2,742)	(2,002)	(2,068)	(2,258)	(265)	(240)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	2	13	—	—	—	—
Contract Maintenance Charge	(5)	(5)	(6)	(7)	—	—
Rider charge	(101)	(123)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(4,848)	(3,114)	(2,053)	(2,287)	(1,650)	(223)

Increase (Decrease) in Net Assets	(1,825)	(4,960)	222	(3,244)	(1,463)	(378)
Net Assets at Beginning of Period	25,520	30,480	16,822	20,066	1,463	1,841

Net Assets at End of Period	$23,695	$25,520	$17,044	$16,822	$—	$1,463

See accompanying notes to financial statements	(Continued)
34

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Franklin Small-Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(48)	$(73)	$1	$1	$292	$262
Realized Gains (Losses) on Investments, Net	(218)	1,069	(2)	—	(252)	(201)
Net Change in Unrealized Appreciation (Depreciation) on Investments	340	(1,141)	3	(2)	(437)	(443)

Net Increase (Decrease) in Net Assets From Operations	74	(145)	2	(1)	(397)	(382)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	1,878	2,078
Transfers Between Funds or (to) from General Account	(3,632)	(74)	(15)	—	3,213	1,612
Surrenders and Terminations	(306)	(441)	(1)	—	(2,505)	(2,275)
Rescissions	—	—	—	—	—	(31)
Bonus (Recapture)	—	—	—	—	7	12
Contract Maintenance Charge	(1)	(2)	—	—	(8)	(8)
Rider charge	—	—	—	—	(308)	(246)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,939)	(517)	(16)	—	2,277	1,142

Increase (Decrease) in Net Assets	(3,865)	(662)	(14)	(1)	1,880	760
Net Assets at Beginning of Period	3,865	4,527	14	15	31,921	31,161

Net Assets at End of Period	$—	$3,865	$—	$14	$33,801	$31,921

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(3)	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	69	5	2	3	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(64)	4	3	(9)	—	—

Net Increase (Decrease) in Net Assets From Operations	3	6	5	(6)	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	36	—	—
Transfers Between Funds or (to) from General Account	(180)	—	—	(10)	—	—
Surrenders and Terminations	(5)	(8)	(1)	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(185)	(8)	(1)	26	—	—

Increase (Decrease) in Net Assets	(182)	(2)	4	20	—	—
Net Assets at Beginning of Period	182	184	31	11	—	—

Net Assets at End of Period	$—	$182	$35	$31	$—	$—

See accompanying notes to financial statements	(Continued)
35

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	15	6	(2)	1	(1)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12)	(10)	2	(1)	2	(2)

Net Increase (Decrease) in Net Assets From Operations	2	(4)	—	—	1	(2)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	(54)	—	(5)	(2)	(7)	—
Surrenders and Terminations	—	—	—	(1)	1	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(54)	—	(5)	(3)	(6)	—

Increase (Decrease) in Net Assets	(52)	(4)	(5)	(3)	(5)	(2)
Net Assets at Beginning of Period	52	56	5	8	5	7

Net Assets at End of Period	$—	$52	$—	$5	$—	$5

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	2	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	(1)	—	—

Net Increase (Decrease) in Net Assets From Operations	—	—	—	1	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	(14)	1	1	(11)
Surrenders and Terminations	—	—	—	—	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	(14)	1	—	(11)

Increase (Decrease) in Net Assets	—	—	(14)	2	—	(11)
Net Assets at Beginning of Period	—	—	14	12	—	11

Net Assets at End of Period	$—	$—	$—	$14	$—	$—

See accompanying notes to financial statements	(Continued)
36

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JPMorgan Insurance Trust Core Bond Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(4)	$(7)	$9	$4
Realized Gains (Losses) on Investments, Net	(1)	—	123	65	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	1	(1)	(126)	(32)	(15)	(8)

Net Increase (Decrease) in Net Assets From Operations	—	(1)	(7)	26	(6)	(4)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	110	190
Transfers Between Funds or (to) from General Account	(7)	1	(238)	—	334	246
Surrenders and Terminations	(1)	—	(3)	(124)	(26)	(10)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	4
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	(10)	(4)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(8)	1	(241)	(124)	408	426

Increase (Decrease) in Net Assets	(8)	—	(248)	(98)	402	422
Net Assets at Beginning of Period	8	8	248	346	584	162

Net Assets at End of Period	$—	$8	$—	$248	$986	$584

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	13	1	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12)	(1)	—	—	1	—

Net Increase (Decrease) in Net Assets From Operations	1	—	—	—	1	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	(23)	—	—	(7)	9	—
Surrenders and Terminations	—	—	—	—	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(23)	—	—	(7)	8	—

Increase (Decrease) in Net Assets	(22)	—	—	(7)	9	—
Net Assets at Beginning of Period	22	22	—	7	—	—

Net Assets at End of Period	$—	$22	$—	$—	$9	$—

See accompanying notes to financial statements	(Continued)
37

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$63	$14	$—	$—
Realized Gains (Losses) on Investments, Net	—	1	(1)	13	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(1)	(81)	—	(1)

Net Increase (Decrease) in Net Assets From Operations	—	1	61	(54)	—	(1)

Contract Transactions-All Products
Purchase Payments	—	—	274	1,234	—	—
Transfers Between Funds or (to) from General Account	—	(8)	584	(3,403)	—	1
Surrenders and Terminations	—	—	(58)	(111)	—	—
Rescissions	—	—	—	(31)	—	—
Bonus (Recapture)	—	—	4	2	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	(41)	(38)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(8)	763	(2,347)	—	1

Increase (Decrease) in Net Assets	—	(7)	824	(2,401)	—	—
Net Assets at Beginning of Period	8	15	2,819	5,220	4	4

Net Assets at End of Period	$8	$8	$3,643	$2,819	$4	$4

	Oppenheimer Global Fund/ VA		Oppenheimer Global Multi- Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7)	$(10)	$—	$—	$6	$12
Realized Gains (Losses) on Investments, Net	206	100	—	—	(5)	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(234)	(70)	—	—	8	(26)

Net Increase (Decrease) in Net Assets From Operations	(35)	20	—	—	9	(15)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	(834)	(34)	—	—	(9)	138
Surrenders and Terminations	(38)	(57)	—	—	(23)	(13)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(872)	(91)	—	—	(32)	125

Increase (Decrease) in Net Assets	(907)	(71)	—	—	(23)	110
Net Assets at Beginning of Period	907	978	—	—	273	163

Net Assets at End of Period	$—	$907	$—	$—	$250	$273

See accompanying notes to financial statements	(Continued)
38

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/ VA		PIMCO VIT All Asset Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(6)	$(15)	$329	$598
Realized Gains (Losses) on Investments, Net	—	1	302	256	(621)	(559)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	—	(259)	(229)	3,782	(3,848)

Net Increase (Decrease) in Net Assets From Operations	(1)	1	37	12	3,490	(3,809)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	1,358	2,419
Transfers Between Funds or (to) from General Account	—	(7)	(935)	(23)	(1,358)	(2,088)
Surrenders and Terminations	—	—	(69)	(212)	(1,186)	(1,663)
Rescissions	—	—	—	—	(1)	—
Bonus (Recapture)	—	—	—	—	6	10
Contract Maintenance Charge	—	—	—	—	(5)	(5)
Rider charge	—	—	—	—	(518)	(471)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(7)	(1,004)	(235)	(1,704)	(1,798)

Increase (Decrease) in Net Assets	(1)	(6)	(967)	(223)	1,786	(5,607)
Net Assets at Beginning of Period	14	20	967	1,190	31,975	37,582

Net Assets at End of Period	$13	$14	$—	$967	$33,761	$31,975

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(32)	$81	$431	$468	$11	$34
Realized Gains (Losses) on Investments, Net	(542)	(542)	(203)	(144)	(79)	(72)
Net Change in Unrealized Appreciation (Depreciation) on Investments	930	(581)	1,080	(830)	523	(491)

Net Increase (Decrease) in Net Assets From Operations	356	(1,042)	1,308	(506)	455	(529)

Contract Transactions-All Products
Purchase Payments	5	20	21	42	270	980
Transfers Between Funds or (to) from General Account	(129)	292	(172)	645	166	1,245
Surrenders and Terminations	(244)	(248)	(1,289)	(855)	(406)	(346)
Rescissions	—	—	—	(28)	(1)	—
Bonus (Recapture)	(2)	—	—	—	2	3
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(2)	(1)
Rider charge	(8)	(9)	(159)	(144)	(126)	(104)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(379)	54	(1,601)	(342)	(97)	1,777

Increase (Decrease) in Net Assets	(23)	(988)	(293)	(848)	358	1,248
Net Assets at Beginning of Period	2,816	3,804	12,126	12,974	8,499	7,251

Net Assets at End of Period	$2,793	$2,816	$11,833	$12,126	$8,857	$8,499

See accompanying notes to financial statements	(Continued)
39

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(19)	$(4)	$390	$486	$151	$(3)
Realized Gains (Losses) on Investments, Net	(101)	(142)	1,832	1,946	(246)	(198)
Net Change in Unrealized Appreciation (Depreciation) on Investments	230	(173)	(1,550)	(4,020)	526	(144)

Net Increase (Decrease) in Net Assets From Operations	110	(319)	672	(1,588)	431	(345)

Contract Transactions-All Products
Purchase Payments	11	12	30	45	110	198
Transfers Between Funds or (to) from General Account	(9)	132	(158)	(1,487)	(815)	(1,691)
Surrenders and Terminations	(416)	(408)	(1,710)	(1,239)	(602)	(1,311)
Rescissions	(1)	—	—	—	—	—
Bonus (Recapture)	—	—	—	1	—	—
Contract Maintenance Charge	(1)	(1)	(3)	(3)	(3)	(3)
Rider charge	(46)	(44)	(21)	(29)	(384)	(363)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(462)	(309)	(1,862)	(2,712)	(1,694)	(3,170)

Increase (Decrease) in Net Assets	(352)	(628)	(1,190)	(4,300)	(1,263)	(3,515)
Net Assets at Beginning of Period	4,886	5,514	13,186	17,486	19,802	23,317

Net Assets at End of Period	$4,534	$4,886	$11,996	$13,186	$18,539	$19,802

	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(104)	$(13)	$2,902	$2,718	$1	$2
Realized Gains (Losses) on Investments, Net	(81)	13	(374)	1,081	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	394	(368)	5,609	(6,264)	—	(2)

Net Increase (Decrease) in Net Assets From Operations	209	(368)	8,137	(2,465)	1	—

Contract Transactions-All Products
Purchase Payments	1,060	3,525	2,277	5,401	—	31
Transfers Between Funds or (to) from General Account	(319)	(823)	7,588	2,269	(4)	(23)
Surrenders and Terminations	(432)	(263)	(4,692)	(2,403)	—	(1)
Rescissions	(2)	—	(8)	(36)	—	—
Bonus (Recapture)	5	34	21	31	—	—
Contract Maintenance Charge	(2)	(2)	(13)	(11)	—	—
Rider charge	(177)	(154)	(1,029)	(891)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	133	2,317	4,144	4,360	(4)	7

Increase (Decrease) in Net Assets	342	1,949	12,281	1,895	(3)	7
Net Assets at Beginning of Period	12,840	10,891	73,569	71,674	66	59

Net Assets at End of Period	$13,182	$12,840	$85,850	$73,569	$63	$66

See accompanying notes to financial statements	(Continued)
40

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$235	$921	$386	$3,154	$39	$388
Realized Gains (Losses) on Investments, Net	(374)	(296)	(884)	893	(108)	(32)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,390	(2,291)	1,322	(5,247)	727	(1,067)

Net Increase (Decrease) in Net Assets From Operations	1,251	(1,666)	824	(1,200)	658	(711)

Contract Transactions-All Products
Purchase Payments	1,257	2,006	2,556	4,352	545	1,896
Transfers Between Funds or (to) from General Account	1,841	1,319	7,975	1,648	843	(361)
Surrenders and Terminations	(1,987)	(2,137)	(9,511)	(5,087)	(932)	(1,082)
Rescissions	(1)	(6)	(11)	—	(1)	—
Bonus (Recapture)	20	17	41	71	5	13
Contract Maintenance Charge	(7)	(6)	(17)	(15)	(3)	(3)
Rider charge	(488)	(433)	(1,275)	(1,104)	(275)	(264)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	635	760	(242)	(135)	182	199

Increase (Decrease) in Net Assets	1,886	(906)	582	(1,335)	840	(512)
Net Assets at Beginning of Period	36,491	37,397	93,671	95,006	20,400	20,912

Net Assets at End of Period	$38,377	$36,491	$94,253	$93,671	$21,240	$20,400

	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio
	2016	2015	2016	2015 (C)	2016 (A)	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(8)	$—	$(1)	$(1)
Realized Gains (Losses) on Investments, Net	—	—	(1)	—	(5)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	24	(4)	5	1

Net Increase (Decrease) in Net Assets From Operations	—	—	15	(4)	(1)	—

Contract Transactions-All Products
Purchase Payments	—	—	433	66	—	—
Transfers Between Funds or (to) from General Account	—	—	113	577	(35)	—
Surrenders and Terminations	—	—	(6)	(1)	—	—
Rescissions	—	—	(98)	—	—	—
Bonus (Recapture)	—	—	1	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	(14)	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	429	642	(35)	—

Increase (Decrease) in Net Assets	—	—	444	638	(36)	—
Net Assets at Beginning of Period	—	—	638	—	36	36

Net Assets at End of Period	$—	$—	$1,082	$638	$—	$36

See accompanying notes to financial statements	(Continued)
41

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net
Realized Gains (Losses) on Investments, Net	$—	$—	$1	$1	$—	$—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	1	4	1	—	1
Net Increase (Decrease) in Net Assets From Operations	—	3	2	(4)	(1)	—

	—	4	7	(2)	(1)	1

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	9	(11)	—	—	—	—
Surrenders and Terminations	—	(1)	(1)	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	9	(12)	(1)	—	—	—

Increase (Decrease) in Net Assets	9	(8)	6	(2)	(1)	1
Net Assets at Beginning of Period	30	38	34	36	8	7

Net Assets at End of Period	$39	$30	$40	$34	$7	$8

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2016 (A)	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net
Realized Gains (Losses) on Investments, Net	$58	$142	$(1,296)	$5,089	$36	$149
Net Change in Unrealized Appreciation (Depreciation) on Investments	(215)	407	(1,500)	(332)	512	405
Net Increase (Decrease) in Net Assets From Operations	312	(1,113)	3,970	(9,648)	433	(2,033)

	155	(564)	1,174	(4,891)	981	(1,479)

Contract Transactions-All Products
Purchase Payments	4	4	1,660	5,951	57	628
Transfers Between Funds or (to) from General Account	(6,654)	(57)	5,700	5,064	(1,772)	(1,153)
Surrenders and Terminations	(655)	(1,126)	(4,147)	(3,250)	(1,603)	(1,689)
Rescissions	—	—	(1)	—	—	—
Bonus (Recapture)	—	—	5	19	3	7
Contract Maintenance Charge	(3)	(4)	(15)	(13)	(5)	(5)
Rider charge	—	—	(1,027)	(946)	(63)	(80)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(7,308)	(1,183)	2,175	6,825	(3,383)	(2,292)

Increase (Decrease) in Net Assets	(7,153)	(1,747)	3,349	1,934	(2,402)	(3,771)
Net Assets at Beginning of Period	7,153	8,900	80,718	78,784	16,196	19,967

Net Assets at End of Period	$—	$7,153	$84,067	$80,718	$13,794	$16,196

See accompanying notes to financial statements	(Continued)
42

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2016 and 2015

(In thousands)

	Total All Funds
	2016	2015
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net
Realized Gains (Losses) on Investments, Net	$12,175	$11,504
Net Change in Unrealized Appreciation (Depreciation) on Investments	93,882	94,817
Net Increase (Decrease) in Net Assets From Operations	2,198	(191,313)

	108,255	(84,992)

Contract Transactions-All Products
Purchase Payments	220,873	260,070
Transfers Between Funds or (to) from General Account	(101,721)	(32,955)
Surrenders and Terminations	(145,079)	(124,429)
Rescissions	(1,650)	(897)
Bonus (Recapture)	566	1,477
Contract Maintenance Charge	(349)	(321)
Rider charge	(27,704)	(24,308)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(55,064)	78,637

Increase (Decrease) in Net Assets	53,191	(6,355)
Net Assets at Beginning of Period	2,209,929	2,216,284

Net Assets at End of Period	$2,263,120	$2,209,929

(A)	Fund terminated in current year. See Footnote 2 for further details
(B)	Fund commenced in current year. See Footnote 2 for further details
(C)	Fund commenced in prior year. See Footnote 2 for further details

See accompanying notes to financial statements
43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

1. ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended) and is applying the guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account’s assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account’s sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contractholder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Allianz NFJ Dividend Value VIT Portfolio *†	Allianz Global Investors Fund Management LLC	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL DFA Multi-Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL Emerging Markets Equity Index Fund class 1†	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL Emerging Markets Equity Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Global Equity Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC	Metropolitan West Asset Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Moderate Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL Morgan Stanley Global Real Estate Fund Class 1 †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Global Real Estate Fund Class 2 *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP DFA Multi-Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Moderate Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Pyramis Multi-Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Plus Fund †	Allianz Investment Management, LLC	N/A
AZL Pyramis Multi-Strategy Fund *†	Allianz Investment Management, LLC	FIAM LLC/Geode Capital Management, LLC
AZL Pyramis Total Bond Fund Class 1 †	Allianz Investment Management, LLC	FIAM LLC
AZL Pyramis Total Bond Fund Class 2 *†	Allianz Investment Management, LLC	FIAM LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio *	The Dreyfus Corporation	N/A

44	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Fund	Investment Adviser	Specialist Manager/Adviser
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50%Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60%Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service LLC	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
JPMorgan Insurance Trust Core Bond Portfolio	J.P. M organ Investment Management Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio*	Massachusetts Financial Services Company	N/A
Oppenheimer Global Multi-Alternatives Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Dividend Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio *†	Allianz Global Investors Fund Management LLC	Allianz Global Investors U.S. LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b-1 fees.
†	The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

45	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurements and Disclosures topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.
Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	quoted prices for similar assets or liabilities in active markets.

(b)	quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	inputs other than quoted prices that are observable.

(d)	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –	Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2016, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A flexible fixed option and a fixed period accounts option are available to deferred annuity contractholders. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York. The liabilities of the fixed account, including the guaranteed minimum rate of return on the fixed account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain sub-accounts invest in funds that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk.

46	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Available funds, including the date the fund became available for each product, as of December 31, 2016, are listed in the following table:

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
Allianz NFJ Dividend Value VIT Portfolio	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL DFA Multi-Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Emerging Markets Equity Index Fund Class 1	N/A	N/A	N/A	N/A	N/A
AZL Emerging Markets Equity Index Fund Class 2	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Gateway Fund	N/A	N/A	N/A	N/A	N/A
AZL Global Equity Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Government Money Market Fund	1/22/2001	12/1/2003	3/19/2007	7/21/2014	10/4/2002
AZL International Index Fund Class 1	10/14/2016	N/A	N/A	N/A	10/14/2016
AZL International Index Fund Class 2	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL MetWest Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A
AZL Mid Cap Index Fund Class 1	10/14/2016	N/A	N/A	N/A	N/A
AZL Mid Cap Index Fund Class 2	10/14/2016	10/14/2016	10/14/2016	N/A	10/14/2016
AZL Moderate Index Strategy Fund	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
AZL Morgan Stanley Global Real Estate Fund Class 1	N/A	N/A	N/A	N/A	N/A
AZL Morgan Stanley Global Real Estate Fund Class 2	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL MVP Balanced Index Strategy Fund	4/27/2015	4/27/2015	4/27/2015	7/21/2014	4/27/2015
AZL MVP BlackRock Global Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Dynamic Balanced Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Fusion Dynamic Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL MVP Fusion Dynamic Moderate Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Growth Index Strategy Fund	4/27/2015	4/27/2015	4/27/2015	7/21/2014	4/27/2015
AZL MVP Moderate Index Strategy Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Pyramis Multi-Strategy Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	N/A	N/A	N/A	N/A	N/A
AZL Pyramis Multi-Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL Pyramis Total Bond Fund Class 1	N/A	N/A	N/A	N/A	N/A
AZL Pyramis Total Bond Fund Class 2	10/14/2016	10/14/2016	10/14/2016	N/A	10/14/2016
AZL Russell 1000 Growth Index Fund Class 1	10/14/2016	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund Class 2	10/14/2016	10/14/2016	10/14/2016	N/A	10/14/2016
AZL Russell 1000 Value Index Fund Class 1	10/14/2016	N/A	N/A	N/A	10/14/2016
AZL Russell 1000 Value Index Fund Class 2	10/14/2016	10/14/2016	10/14/2016	N/A	10/14/2016
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL Small Cap Stock Index Fund Class 1	10/14/2016	N/A	N/A	N/A	10/14/2016
AZL Small Cap Stock Index Fund Class 2	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	12/1/2003	3/19/2007	N/A	10/4/2002
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008

47	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003
Franklin Mutual Shares VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Rising Dividends VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Strategic Income VIP Fund	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Multi-Alternatives Fund/VA	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	10/26/2012	N/A	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Dividend Portfolio	10/18/2010	10/18/2010	10/18/2010	N/A	10/18/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Low Duration Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A
Templeton Global Bond VIP Fund	1/22/2001	5/1/2007	5/1/2007	N/A	5/1/2007
Templeton Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003

48	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Allianz NFJ Dividend Value VIT Portfolio	7/7/2014	7/7/2014	N/A	N/A	7/7/2014
AZL Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL Emerging Markets Equity Index Fund Class 1	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Emerging Markets Equity Index Fund Class 2	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	4/28/2014
AZL Gateway Fund	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Global Equity Index Fund	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
AZL Government Money Market Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL International Index Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL International Index Fund Class 2	9/17/2012	4/30/2012	10/14/2016	10/14/2016	10/23/2009
AZL MetWest Total Return Bond Fund	N/A	N/A	N/A	N/A	4/27/2015
AZL Mid Cap Index Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Mid Cap Index Fund Class 2	9/17/2012	4/30/2012	10/14/2016	10/14/2016	9/17/2010
AZL Moderate Index Strategy Fund	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Morgan Stanley Global Real Estate Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Morgan Stanley Global Real Estate Fund Class 2	9/17/2012	4/30/2012	10/14/2016	10/14/2016	9/24/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	4/27/2015	4/27/2015	1/23/2012
AZL MVP BlackRock Global Strategy Plus Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	11/23/2015
AZL MVP Fusion Dynamic Balanced Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Dynamic Conservative Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL MVP Fusion Dynamic Moderate Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Growth Index Strategy Fund	10/14/2016	10/14/2016	4/27/2015	4/27/2015	1/23/2012
AZL MVP Moderate Index Strategy Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Pyramis Multi-Strategy Fund	N/A	N/A	N/A	N/A	7/9/2012
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	N/A	N/A	N/A	N/A	1/27/2014
AZL Pyramis Multi-Strategy Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Pyramis Total Bond Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Pyramis Total Bond Fund Class 2	11/19/2012	11/19/2012	10/14/2016	10/14/2016	11/19/2012
AZL Russell 1000 Growth Index Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Russell 1000 Growth Index Fund Class 2	9/17/2012	4/30/2012	10/14/2016	10/14/2016	4/28/2014
AZL Russell 1000 Value Index Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Russell 1000 Value Index Fund Class 2	9/17/2012	4/30/2012	10/14/2016	10/14/2016	4/28/2014
AZL S&P 500 Index Fund	9/17/2012	9/17/2012	5/1/2007	5/1/2007	9/24/2007
AZL Small Cap Stock Index Fund Class 1	N/A	N/A	10/14/2016	10/14/2016	N/A
AZL Small Cap Stock Index Fund Class 2	9/17/2012	4/30/2012	10/14/2016	5/1/2007	9/24/2007
AZL T. Rowe Price Capital Appreciation Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
BlackRock Equity Dividend V.I. Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	9/17/2012	4/30/2012	N/A	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A

49	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	N/A	N/A	N/A	5/1/2002	9/24/2007
Dreyfus VIF Appreciation Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
Franklin Income VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007
Franklin Mutual Shares VIP Fund	9/17/2012	4/30/2012	11/8/1996	8/17/1998	9/24/2007
Franklin Rising Dividends VIP Fund	9/17/2012	9/17/2012	1/27/1992	8/17/1998	N/A
Franklin Strategic Income VIP Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. American Value Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
Lazard Retirement International Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT II International Value Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
MFS VIT Utilities Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Global Multi-Alternatives Fund/VA	4/28/2014	4/28/2014	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	N/A	N/A	10/26/2012	10/26/2012	N/A
Oppenheimer International Growth Fund/VA	9/17/2012	9/17/2012	N/A	N/A	N/A
PIMCO VIT All Asset Portfolio	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Dividend Portfolio	9/17/2012	4/30/2012	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT High Yield Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Low Duration Portfolio	11/19/2012	11/19/2012	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	7/22/2011
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	N/A	N/A	N/A	11/23/2015
T. Rowe Price Blue Chip Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Templeton Global Bond VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Templeton Growth VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007

50	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

For the years ended December 31, 2016 and 2015, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL Boston Company Research Growth Fund	AZL Dreyfus Research Growth Fund	April 27, 2015
AZL DFA Multi-Strategy Fund	AZL Growth Index Strategy Fund	April 27, 2015
AZL Pyramis Total Bond Fund	AZL Pyramis Core Bond Fund	April 27, 2015
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Diversified Alternatives Fund/VA	April 27, 2015
AZL Multi-Manager Mid Cap Growth Fund	AZL Morgan Stanley Mid Cap Growth Fund	November 23, 2015
MFS VIT Total Return Bond Portfolio	MFS VIT Research Bond Portfolio	November 23, 2015
PIMCO VIT Global Dividend Portfolio	PIMCO EqS Pathfinder Portfolio	November 23, 2015
AZL Government Money Market Fund	AZL Money Market Fund	May 1, 2016
AZL Emerging Markets Equity Index Fund Class 1	AZL Schroder Emerging Markets Equity Fund Class 1	October 14, 2016
AZL Emerging Markets Equity Index Fund Class 2	AZL Schroder Emerging Markets Equity Fund Class 2	October 14, 2016
AZL Global Equity Index Fund	AZL NFJ International Value Fund	October 14, 2016
AZL Moderate Index Strategy Fund	AZL Invesco Equity and Income Fund	October 14, 2016
AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP BlackRock Global Allocation Fund	October 14, 2016
AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Balanced Fund	October 14, 2016
AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Conservative Fund	October 14, 2016
AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Fusion Moderate Fund	October 14, 2016
AZL MVP Moderate Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	October 14, 2016
AZL MVP Pyramis Multi-Strategy Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	October 14, 2016
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL MVP T. Rowe Price Capital Appreciation Fund	October 14, 2016
AZL Pyramis Multi-Strategy Fund	AZL Franklin Templeton Founding Strategy Plus Fund	October 14, 2016

Effective August 7, 2015, a One-for-Two Reverse Split occurred for the PIMCO VIT CommodityRealReturn Strategy Portfolio. The effect of this transaction was to divide the number of outstanding shares of the fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in net assets, results of operations or total return as a result of this transaction.

51	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

During the years ended December 31, 2016 and 2015, the following funds were closed to new money:

Fund	Date Closed
Alger American Capital Appreciation Portfolio	October 14, 2016
Alger American LargeCap Growth Portfolio	October 14, 2016
Alger American MidCap Growth Portfolio	October 14, 2016
Alger American SmallCap Growth Portfolio	October 14, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	October 14, 2016
Davis VA Value Portfolio	October 14, 2016
Franklin Global Real Estate VIP Fund	October 14, 2016
Franklin Growth and Income VIP Fund	October 14, 2016
Franklin Large Cap Growth VIP Fund	October 14, 2016
Franklin Small Cap Value VIP Fund	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund	October 14, 2016
Invesco V.I. American Franchise Fund	October 14, 2016
Invesco V.I. Core Equity Fund	October 14, 2016
Jennison Portfolio	October 14, 2016
JPMorgan Insurance Trust U.S. Equity Portfolio	October 14, 2016
Oppenheimer Global Fund/VA	October 14, 2016
Oppenheimer Main Street Fund/VA	October 14, 2016
SP International Growth Portfolio	October 14, 2016
Templeton Foreign VIP Fund	October 14, 2016
AZL BlackRock Capital Appreciation Fund	October 21, 2016
AZL Boston Company Research Growth Fund	October 21, 2016
AZL Invesco International Equity Fund	October 21, 2016
AZL JPMorgan International Opportunities Fund	October 21, 2016
AZL JPMorgan U.S. Equity Fund	October 21, 2016
AZL MFS Investors Trust Fund	October 21, 2016
AZL MVP Fusion Growth Fund	October 21, 2016
AZL Federated Clover Small Value Fund	October 28, 2016
AZL Invesco Growth and Income Fund	October 28, 2016
AZL MFS Mid Cap Value Fund	October 28, 2016
AZL MFS Value Fund	October 28, 2016
AZL Multi-Manager Mid Cap Growth Fund	October 28, 2016
AZL Oppenheimer Discovery Fund	October 28, 2016
Franklin High Income VIP Fund	October 28, 2016
During the years ended December 31, 2016 and 2015, the following funds were added as available options:
Fund	Date Opened
AZL MetWest Total Return Bond Fund	April 27, 2015
AZL MVP DFA Multi-Strategy Fund	November 23, 2015
RCM Dynamic Multi-Asset Plus VIT Portfolio	November 23, 2015
AZL International Index Fund Class 1	October 14, 2016
AZL Mid Cap Index Fund Class 1	October 14, 2016
AZL Morgan Stanley Global Real Estate Fund Class 1	October 14, 2016
AZL Pyramis Total Bond Fund Class 1	October 14, 2016
AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
AZL Small Cap Stock Index Fund Class 1	October 14, 2016

52	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

For the years ended December 31, 2016 and 2015, the following funds merged or were replaced.

Closed Fund	Receiving Fund	Date Merged
Alger American Capital Appreciation Portfolio	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Alger American LargeCap Growth Portfolio	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Alger American MidCap Growth Portfolio	AZL Mid Cap Index Fund Class 1	October 14, 2016
Alger American SmallCap Growth Portfolio	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Davis VA Value Portfolio	AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
Franklin Global Real Estate VIP Fund (Class 1)	AZL Morgan Stanley Global Real Estate Fund Class 1	October 14, 2016
Franklin Global Real Estate VIP Fund (Class 2)	AZL Morgan Stanley Global Real Estate Fund Class 2	October 14, 2016
Franklin Growth and Income VIP Fund (Class 1)	AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
Franklin Growth and Income VIP Fund (Class 2)	AZL Russell 1000 Value Index Fund Class 2	October 14, 2016
Franklin Large Cap Growth VIP Fund (Class 1)	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Franklin Large Cap Growth VIP Fund (Class 2)	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
Franklin Small Cap Value VIP Fund (Class 1)	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Franklin Small Cap Value VIP Fund (Class 2)	AZL Small Cap Stock Index Fund Class 2	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund (Class 1)	AZL Mid Cap Index Fund Class 1	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AZL Mid Cap Index Fund Class 2	October 14, 2016
Invesco V.I. American Franchise Fund (Class 1)	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Invesco V.I. American Franchise Fund (Class 2)	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
Invesco V.I. Core Equity Fund	AZL S&P 500 Index Fund Class 1	October 14, 2016
Jennison Portfolio	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
JPMorgan Insurance Trust U.S. Equity Portfolio	AZL S&P 500 Index Fund Class 1	October 14, 2016
Oppenheimer Global Fund/VA	AZL International Index Fund Class 1	October 14, 2016
Oppenheimer Main Street Fund/VA	AZL S&P 500 Index Fund Class 1	October 14, 2016
SP International Growth Portfolio	AZL International Index Fund Class 2	October 14, 2016
Templeton Foreign VIP Fund (Class 1)	AZL International Index Fund Class 1	October 14, 2016
Templeton Foreign VIP Fund (Class 2)	AZL International Index Fund Class 2	October 14, 2016
AZL BlackRock Capital Appreciation Fund	AZL Russell 1000 Growth Index Fund Class 2	October 21, 2016
AZL Boston Company Research Growth Fund	AZL Russell 1000 Growth Index Fund Class 2	October 21, 2016
AZL Invesco International Equity Fund	AZL International Index Fund Class 2	October 21, 2016
AZL JPMorgan International Opportunities Fund	AZL International Index Fund Class 2	October 21, 2016
AZL JPMorgan U.S. Equity Fund	AZL S&P 500 Index Fund Class 2	October 21, 2016
AZL MFS Investors Trust Fund	AZL S&P 500 Index Fund Class 2	October 21, 2016
AZL MVP Fusion Growth Fund	AZL MVP Growth Index Strategy Fund	October 21, 2016
AZL Federated Clover Small Value Fund	AZL Small Cap Stock Index Fund Class 2	October 28, 2016
AZL Invesco Growth and Income Fund	AZL Russell 1000 Value Index Fund Class 2	October 28, 2016
AZL MFS Mid Cap Value Fund	AZL Mid Cap Index Fund Class 2	October 28, 2016
AZL MFS Value Fund	AZL Russell 1000 Value Index Fund Class 2	October 28, 2016
AZL Multi-Manager Mid Cap Growth Fund	AZL Mid Cap Index Fund Class 2	October 28, 2016
AZL Oppenheimer Discovery Fund	AZL Small Cap Stock Index Fund Class 2	October 28, 2016
Franklin High Income VIP Fund (Class 1)	AZL Pyramis Total Bond Fund Class 1	October 28, 2016
Franklin High Income VIP Fund (Class 2)	AZL Pyramis Total Bond Fund Class 2	October 28, 2016

53	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity contractholders receive a bonus of 6% on each purchase payment. Owners of Allianz Vision New York with a Bonus Option receive a 6% bonus on each purchase payment received before the older owner reaches age 81.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

Allianz Advantage was launched in January 2001, and sales were discontinued in May 2010. The Original Contract was available from January 2001 to February 19, 2004. For Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement, if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value adjusted for subsequent purchase payments and withdrawals (Maximum Anniversary Value).

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB) where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

Charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) are 1.49%.

Charges during the Annuity Phase (includes 0.15% of administrative charge) if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and 1.40% for the Original Contract.

The M&E charge for Allianz Charter II New York can be summarized as follows:

Allianz Charter II New York was launched in May 2004, and sales were discontinued in May 2010. Allianz Charter II New York contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

Allianz Charter II New York contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II New York contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

54	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five New York can be summarized as follows:

Allianz High Five New York was launched in March 2007, and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the Maximum Anniversary Value.

Allianz High Five New York also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

Beginning in May of 2008, for an additional charge at contract issue, owners were allowed to select the Short Withdrawal Charge Option, which shortened the withdrawal charge period from seven years to four years.

M&E charges during the Accumulation Phase are as follows:

	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

Allianz Opportunity was launched in October 2002, and sales were discontinued in May 2010. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II New York can be summarized as follows:

The Allianz Valuemark II New York contract was available from September 1991 to August 1998. Allianz Valuemark II New York contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

55	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

The M&E charge and administrative charge for Allianz Valuemark IV New York can be summarized as follows:

Allianz Valuemark IV New York contract was available from August 1998 to January 2001. For Allianz Valuemark IV New York contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the Maximum Anniversary Value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.40%

The M&E charge for Allianz Vision New York can be summarized as follows:

Allianz Vision New York contract was launched in October of 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In August 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In July 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector was available from July 22, 2009 through October 16, 2016. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available. The Income Focus benefit was available from April 30, 2012 to April 24, 2015. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision New York Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. For Contracts issued May 2, 2014 and after, the Maximum Anniversary Death Benefit also requires selection of an Additional Required Benefit (Investment Protector, Income Protector, or one of the previously available Lifetime Benefits, Target Date Benefits or Income Focus). Beginning on April 29, 2013, both the Traditional Death Benefit and the Maximum Anniversary Death Benefit were revised to become first-to-die benefits based on the owner(s) named at issue. Changing ownership on these contracts can eliminate these death benefits. The Allianz Vision New York also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus on purchase payments received before the older owner reaches age 81 that increases the withdrawal charge period from seven years to nine years.

Prior to July 2012, the Contract allowed the owner to select at issue a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of an Additional Required Benefit. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

56	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

Current M&E charges during the Accumulation Phase are as follows:

	M&E Charges
Base Contract	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Quarterly Value Death Benefit	0.30%
Target Date 10 Benefit Target Date Retirement Benefit	0.55 0.40	% %
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus Benefit and Lifetime Plus 8 Benefit (had a qualifying event and accepted M&E charge increase)(1)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

(1)

A qualifying event is the reset of a Lifetime Benefit’s Annual Increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.

(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)

For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%. (5) For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Allianz Retirement Pro New York can be summarized as follows:

Allianz Retirement Pro New York was launched in May 2012, and sales were discontinued in April of 2015. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value.

Allianz Retirement Advantage New York can be summarized as follows:

Allianz Retirement Advantage New York was launched in September 2012, and sales were discontinued in April of 2014. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract. A Portfolio Choice Account fee applies if the owner allocates to the Portfolio Choice Account. The fee is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Portfolio Choice Account Investment Options’ net asset value.

Allianz Index Advantage New York can be summarized as follows:

Allianz Index Advantage New York was launched in July 2014. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Allianz Index Advantage has an annualized product fee, instead of net asset value based fee.

57	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

If purchase payments are allocated to the index options, the contractholder receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life of New York, and these credits are calculated by Allianz Life of New York based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. The credit calculation method offered at launch was the Index Performance Strategy. In August 2015 the Index Protection NY Strategy became available.

Both crediting methods provide a combination of a level of protection against negative Index performance, and also a limitation on participation in positive Index performance. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the Cap. If the Index Return is negative, a negative performance credit may be allocated if the loss is greater than a specified percentage called the Buffer. The Index Performance Strategy has higher caps in exchange for lower buffers. The Index Protection NY Strategy provides more protection and has higher buffers in exchange for lower caps. The caps are subject to an annual adjustment by Allianz Life of New York. The buffers are established on the contract issue date and cannot be changed. Buffers for newly issued contracts and any changes to the caps are published on the Allianz Life of New York website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is deducted annually from each deferred annuity contract by liquidating subaccount units at the end of the contract year and at the time of full surrender. A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts, except for Allianz Vision New York contracts issued on or after April 29, 2013, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts, which have an annual contract maintenance charge of $50. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Opportunity, Allianz Valuemark II New York, Allianz Vision New York, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts; $75,000 for Allianz Charter II New York and Allianz High Five New York contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV New York contracts. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2016 and 2015, were $349,000 and $321,000, respectively.

A rider charge is deducted quarterly during the Accumulation Phase for Allianz Vision New York contracts with Investment Protector, Income Protector, or Income Focus. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. The Income Focus Payments are calculated by multiplying each Income Value (all Purchase Payments received in a specific time period) by its Income Value Percentage. Income Value Percentages can potentially receive a 1% Performance Increase each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision New York are included herein.

Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector (01.12 through 10.16)	1.30%
Income Protector (08.09, 05.10 and 05.11)
Single Lifetime Plus Payments	1.55%
Joint Lifetime Plus Payments	1.70%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.60%
Joint Lifetime Plus Payments	1.60%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Protector (04.15)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Focus
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

58	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

An Income Advantage Account fee is deducted quarterly during the Accumulation and Income Phases for Allianz Retirement Pro New York contracts if money is allocated to the Income Advantage Account. The Income Advantage Account provides a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Income Advantage Account fee is 1.05% and is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Benefit Base. The fee is calculated daily beginning on the day after the money is allocated to the Income Advantage Account. The fee is assessed quarterly and deducted for each quarter by liquidating subaccount units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The Income Advantage Account fee reduces the contract value, but not the guaranteed values, such as the Benefit Base.

A Retirement Protection Account fee is deducted during the Accumulation and Income Phases for Allianz Retirement Advantage New York contracts if money is allocated to the Retirement Protection Account. The Retirement Protection Account provides a protected value than can be used for guaranteed lifetime withdrawals (Lifetime Income Payments), and has a guaranteed death benefit (Quarterly Value Death Benefit). If money is allocated to the Heritage Account, we deduct a Heritage Account fee during the Accumulation Phase. The Heritage Account provides a guaranteed death benefit (Heritage Death Benefit). These fees are calculated daily beginning on the day money is allocated to the Account. These fees are assessed quarterly and deducted for each quarter by liquidating subaccount units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. These fees reduce the contract value, but not the guaranteed values, such as the Benefit Base or Heritage Base. The current Retirement Protection Account fee, calculated and accrued on a daily basis as a percentage of the Benefit Base, is 1.05%. The current Heritage Account fee, calculated and accrued on a daily basis as a percentage of the Heritage Base, is 0.85%.

A product fee is deducted during the Accumulation Phase for Allianz Index Advantage contracts. The product fee is an annualized rate of 1.25%, calculated and accrued on a daily basis as a percentage of the Charge Base. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary) adjusted for subsequent Purchase Payments and withdrawals. The product fee is not assessed during the annuity phase. The product fee is calculated daily beginning on the day after the issue date. The fee is assessed quarterly and deducted for each quarter by liquidating subaccount units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The product fee reduces the contract value, but not the guaranteed values, such as the Traditional Death Benefit.

Total rider charges and product fees paid by owners during the years ended December 31, 2016 and 2015, were $27,704,000 and $24,308,000, respectively.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Advantage, Allianz Charter II New York, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II New York, Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro New York or Allianz Retirement Advantage New York contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value by liquidating subaccount units. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV New York Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV New York	Allianz Charter II New York	Allianz High Five New York*	Allianz Opportunity	Allianz Valuemark II New York	Allianz Vision New York**	Allianz Index Advantage New York
0	6%	8%	8%	8.5%	5%	8.5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%	8%
2	6%	0%	7%	8.5%	4%	7.5%	6.5%
3	5%	0%	6%	8%	3%	6.5%	5%
4	4%	0%	5%	7%	1.5%	5%	3%
5	3%	0%	4%	6%	0%	4%	1%
6	2%	0%	3%	5%	0%	3%	0%
7	0%	0%	0%	4%	0%	0%	0%
8	0%	0%	0%	3%	0%	0%	0%
9+	0%	0%	0%	0%	0%	0%	0%

*	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
**	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contractholders during the years ended December 31, 2016 and 2015, were $902,290 and $1,056,250, respectively.

Allianz Valuemark IV New York and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision New York also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year. Allianz Index Advantage New York contracts include a waiver of withdrawal charge benefit for nursing home confinement that occurs after the issue date.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II New York, Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV New York and Allianz Advantage,

59	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five New York and Allianz Index Advantage New York, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II New York, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision New York, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II New York, Allianz Valuemark IV New York and Allianz Advantage). The transfer fee is deducted by liquidating subaccount units. The following transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five New York Living Guarantees, transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage New York; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector on Allianz Vision New York; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro New York; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage New York. No transfer fees were paid by owners during the years ended December 31, 2016 and 2015. Net transfers between funds or (to)/from the general account were ($101,721,000) and ($32,955,000), for the years ended December 31, 2016 and 2015, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

60	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

4. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2016, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$—	$81
Alger American LargeCap Growth Portfolio	—	67
Alger American MidCap Growth Portfolio	—	23
Alger American SmallCap Growth Portfolio	—	2
Allianz NFJ Dividend Value VIT Portfolio	203	41
AZL Balanced Index Strategy Fund	4,004	5,544
AZL BlackRock Capital Appreciation Fund	3,693	22,929
AZL Boston Company Research Growth Fund	2,652	7,858
AZL DFA Multi-Strategy Fund	42,828	18,842
AZL Emerging Markets Equity Index Fund Class 1	10	266
AZL Emerging Markets Equity Index Fund Class 2	323	1,257
AZL Enhanced Bond Index Fund	1,954	895
AZL Federated Clover Small Value Fund	1,336	10,596
AZL Gateway Fund	1,027	1,233
AZL Global Equity Index Fund	188	53
AZL Government Money Market Fund	83,377	74,608
AZL International Index Fund Class 1	6,136	443
AZL International Index Fund Class 2	25,668	2,703
AZL Invesco Growth and Income Fund	3,045	9,996
AZL Invesco International Equity Fund	2,610	15,116
AZL JPMorgan International Opportunities Fund	1,567	13,143
AZL JPMorgan U.S. Equity Fund	4,182	13,111
AZL MetWest Total Return Bond Fund	3,372	3,179
AZL MFS Investors Trust Fund	3,316	11,038
AZL MFS Mid Cap Value Fund	1,816	11,433
AZL MFS Value Fund	3,379	11,638
AZL Mid Cap Index Fund Class 1	2,589	99
AZL Mid Cap Index Fund Class 2	27,957	3,702
AZL Moderate Index Strategy Fund	7,433	11,955
AZL Morgan Stanley Global Real Estate Fund Class 1	2,325	57
AZL Morgan Stanley Global Real Estate Fund Class 2	1,481	577
AZL Multi-Manager Mid Cap Growth Fund	2,259	18,657
AZL MVP Balanced Index Strategy Fund	24,273	14,437
AZL MVP BlackRock Global Strategy Plus Fund	13,245	10,128
AZL MVP DFA Multi-Strategy Fund	2,947	370
AZL MVP Fusion Dynamic Balanced Fund	13,499	11,042
AZL MVP Fusion Dynamic Conservative Fund	12,019	11,853
AZL MVP Fusion Dynamic Moderate Fund	32,325	26,437
AZL MVP Fusion Growth Fund	3,150	38,718
AZL MVP Growth Index Strategy Fund	62,295	15,170
AZL MVP Moderate Index Strategy Fund	8,821	8,223
AZL MVP Pyramis Multi-Strategy Fund	5,783	6,824
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	34,092	12,716
AZL Oppenheimer Discovery Fund	2,065	5,586
AZL Pyramis Multi-Strategy Fund	3,279	15,755
AZL Pyramis Total Bond Fund Class 1	2,437	143
AZL Pyramis Total Bond Fund Class 2	19,175	4,086
AZL Russell 1000 Growth Index Fund Class 1	3,172	53
AZL Russell 1000 Growth Index Fund Class 2	30,183	2,102
AZL Russell 1000 Value Index Fund Class 1	13,577	344

61	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	Cost of Purchases	Proceeds from Sales
AZL Russell 1000 Value Index Fund Class 2	$21,582	$1,706
AZL S&P 500 Index Fund	31,121	10,568
AZL Small Cap Stock Index Fund Class 1	874	161
AZL Small Cap Stock Index Fund Class 2	15,343	2,256
AZL T. Rowe Price Capital Appreciation Fund	5,029	4,964
BlackRock Equity Dividend V.I. Fund	7	7
BlackRock Global Allocation V.I. Fund	3,144	14,041
ClearBridge Variable Aggressive Growth Portfolio	5	7
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	—	389
Columbia Variable Portfolio – Seligman Global Technology Fund	5	—
Davis VA Financial Portfolio	155	317
Davis VA Value Portfolio	1	168
Dreyfus VIF Appreciation Portfolio	—	—
Eaton Vance VT Floating-Rate Income Fund	8	16
Fidelity VIP Emerging Markets Portfolio	—	—
Fidelity VIP FundsManager 50% Portfolio	935	612
Fidelity VIP FundsManager 60% Portfolio	1,338	1,522
Fidelity VIP Mid Cap Portfolio	3	—
Fidelity VIP Strategic Income Portfolio	—	—
Franklin Founding Funds Allocation VIP Fund	1,390	1,883
Franklin Global Real Estate VIP Fund	58	4,061
Franklin Growth and Income VIP Fund	1,627	16,863
Franklin High Income VIP Fund	1,781	18,976
Franklin Income VIP Fund	23,738	19,189
Franklin Large Cap Growth VIP Fund	87	5,015
Franklin Mutual Shares VIP Fund	3,256	6,156
Franklin Rising Dividends VIP Fund	2,464	2,527
Franklin Small Cap Value VIP Fund	218	1,673
Franklin Small-Mid Cap Growth VIP Fund	409	3,990
Franklin Strategic Income VIP Fund	1	15
Franklin U.S. Government Securities VIP Fund	11,509	8,939
Invesco V.I. American Franchise Fund	16	187
Invesco V.I. American Value Fund	2	—
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Invesco V.I. Core Equity Fund	4	56
Ivy Funds VIP Asset Strategy Portfolio	—	5
Ivy Funds VIP Energy Portfolio	—	7
Ivy Funds VIP Global Natural Resources Portfolio	—	—
Ivy Funds VIP Growth Portfolio	1	14
Ivy Funds VIP Mid Cap Growth Portfolio	—	—
Ivy Funds VIP Science and Technology Portfolio	—	7
Jennison Portfolio	—	245
JPMorgan Insurance Trust Core Bond Portfolio	816	400
JPMorgan Insurance Trust U.S. Equity Portfolio	1	23
Lazard Retirement International Equity Portfolio	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	9	—
MFS VIT II International Value Portfolio	—	—
MFS VIT Total Return Bond Portfolio	1,095	269
MFS VIT Utilities Portfolio	—	—
Oppenheimer Global Fund/VA	112	930

62	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	Cost of Purchases	Proceeds from Sales
Oppenheimer Global Multi-Alternatives Fund/VA	$—	$—
Oppenheimer Global Strategic Income Fund/VA	17	43
Oppenheimer International Growth Fund/VA	—	—
Oppenheimer Main Street Fund/VA	128	1,023
PIMCO VIT All Asset Portfolio	4,044	5,419
PIMCO VIT CommodityRealReturn Strategy Portfolio	355	765
PIMCO VIT Emerging Markets Bond Portfolio	1,412	2,581
PIMCO VIT Global Advantage Strategy Bond Portfolio	1,443	1,531
PIMCO VIT Global Bond Portfolio	512	993
PIMCO VIT Global Dividend Portfolio	3,289	2,637
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	1,356	2,899
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	1,690	1,662
PIMCO VIT High Yield Portfolio	17,593	10,547
PIMCO VIT Low Duration Portfolio	1	5
PIMCO VIT Real Return Portfolio	5,542	4,672
PIMCO VIT Total Return Portfolio	26,688	26,544
PIMCO VIT Unconstrained Bond Portfolio	3,761	3,540
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	582	161
SP International Growth Portfolio	—	36
T. Rowe Price Blue Chip Growth Portfolio	9	—
T. Rowe Price Equity Income Portfolio	4	—
T. Rowe Price Health Sciences Portfolio	—	—
Templeton Foreign VIP Fund	274	7,408
Templeton Global Bond VIP Fund	11,928	10,978
Templeton Growth VIP Fund	1,643	4,420

63	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

5. CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each fund, excluding units for annuitized contracts, for the periods ended December 31, 2016 and 2015 are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2016 (A)	2015	2016 (A)	2015	2016 (A)	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(4)	—	(5)	—	(1)	—
Surrenders and terminations	—	(11)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(4)	(11)	(5)	—	(1)	—

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	4	6	5	24
Transfers between funds or (to) from General Account	—	—	7	10	(58)	(14)
Surrenders and terminations	—	—	—	(8)	(87)	(108)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(27)	(24)

Total Net Contract Transactions	—	—	11	8	(167)	(121)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi-Strategy Fund
	2016 (A)	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	5	53	19	27	25	97
Transfers between funds or (to) from General Account	(1,118)	(73)	(432)	(24)	(410)	(1,271)
Surrenders and terminations	(85)	(155)	(32)	(68)	(410)	(445)
Rescissions	—	—	—	—	(1)	—
Bonus	—	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	(1)	(1)
Rider charge	(5)	(7)	(2)	(2)	(128)	(121)

Total Net Contract Transactions	(1,203)	(181)	(447)	(67)	(925)	(1,741)

	AZL Emerging Markets Equity Index Fund Class 1		AZL Emerging Markets Equity Index Fund Class 2		AZL Enhanced Bond Index Fund
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	1	1	39	70
Transfers between funds or (to) from General Account	(3)	(2)	(29)	(1)	62	38
Surrenders and terminations	(22)	(13)	(65)	(67)	(10)	(6)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(1)	(1)	(3)	(1)

Total Net Contract Transactions	(25)	(15)	(94)	(68)	88	101

64	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	AZL Federated Clover Small Value Fund		AZL Gateway Fund		AZL Global Equity Index Fund
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	2	9	11	35	9	7
Transfers between funds or (to) from General Account	(384)	(46)	24	(46)	4	4
Surrenders and terminations	(47)	(66)	(41)	(31)	(2)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(15)	(14)	—	—

Total Net Contract Transactions	(430)	(104)	(21)	(56)	11	11

	AZL Government Money Market Fund		AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Contract Transactions
Purchase payments	10,326	4,492	4	—	14	57
Transfers between funds or (to) from General Account	(7,522)	(4,220)	608	—	2,286	(17)
Surrenders and terminations	(1,715)	(1,185)	(46)	—	(97)	(23)
Rescissions	(70)	(15)	—	—	—	(1)
Bonus	9	24	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	(34)	(22)	—	—	(6)	(5)

Total Net Contract Transactions	993	(927)	566	—	2,197	11

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JP Morgan International Opportunities Fund
	2016 (A)	2015	2016 (A)	2015	2016 (A)	2015
Contract Transactions
Purchase payments	12	23	9	27	10	44
Transfers between funds or (to) from General Account	(498)	(28)	(752)	24	(670)	(38)
Surrenders and terminations	(23)	(41)	(72)	(74)	(54)	(68)
Rescissions	—	—	—	—	—	—
Bonus	1	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(2)	(3)	(3)	(4)	(2)	(2)

Total Net Contract Transactions	(510)	(49)	(818)	(27)	(716)	(64)

	AZL JP Morgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2016 (A)	2015	2016	2015 (C)	2016 (A)	2015
Contract Transactions
Purchase payments	11	24	12	31	6	17
Transfers between funds or (to) from General Account	(614)	59	30	92	(461)	(41)
Surrenders and terminations	(62)	(67)	(18)	—	(33)	(44)
Rescissions	—	—	(2)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(2)	(2)	(2)	—	(1)	(1)

Total Net Contract Transactions	(667)	14	20	123	(489)	(69)

65	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund Class 1
	2016 (A)	2015	2016 (A)	2015	2016 (B)	2015
Contract Transactions
Purchase payments	16	47	10	9	2	—
Transfers between funds or (to) from General Account	(881)	14	(644)	(28)	257	—
Surrenders and terminations	(49)	(76)	(54)	(77)	(10)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(6)	(3)	(4)	—	—

Total Net Contract Transactions	(918)	(21)	(691)	(100)	249	—

	AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund		AZL Morgan Stanley Global Real Estate Fund Class 1
	2016	2015	2016	2015	2016 (B)	2015
Contract Transactions
Purchase payments	36	62	15	54	2	—
Transfers between funds or (to) from General Account	1,375	(16)	(251)	342	227	—
Surrenders and terminations	(46)	(27)	(111)	(161)	(3)	—
Rescissions	—	—	—	—	—	—
Bonus	1	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(6)	(5)	(38)	(34)	—	—

Total Net Contract Transactions	1,360	15	(385)	201	226	—

	AZL Morgan Stanley Global Real Estate Fund Class 2		AZL Multi- Manager Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	—	2	—	25	389	600
Transfers between funds or (to) from General Account	104	(39)	(926)	(46)	500	136
Surrenders and terminations	(18)	(33)	(75)	(76)	(106)	(56)
Rescissions	—	—	—	—	(5)	(9)
Bonus	—	—	—	1	3	4
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(3)	(5)	(40)	(30)

Total Net Contract Transactions	86	(70)	(1,004)	(101)	741	645

	AZL MVP BlackRock Global Strategy Plus Fund		AZL MVP DFA Multi-Strategy Fund		AZL MVP Fusion Dynamic Balanced Fund
	2016	2015	2016	2015 (C)	2016	2015
Contract Transactions
Purchase payments	551	1,219	79	19	277	540
Transfers between funds or (to) from General Account	(274)	142	191	51	39	(209)
Surrenders and terminations	(265)	(190)	—	—	(453)	(372)
Rescissions	(5)	(1)	—	—	(1)	—
Bonus	1	6	—	—	2	5
Contract Maintenance Charges	(1)	(1)	—	—	(1)	(1)
Rider charge	(119)	(101)	(3)	—	(96)	(84)

Total Net Contract Transactions	(112)	1,074	267	70	(233)	(121)

66	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	AZL MVP Fusion Dynamic Conservative Fund		AZL MVP Fusion Dynamic Moderate Fund		AZL MVP Fusion Growth Fund
	2016	2015	2016	2015	2016 (A)	2015
Contract Transactions
Purchase payments	94	214	573	1,360	25	271
Transfers between funds or (to) from General Account	(16)	17	(333)	(284)	(2,763)	(119)
Surrenders and terminations	(122)	(134)	(780)	(652)	(133)	(201)
Rescissions	(1)	—	(1)	(5)	—	(6)
Bonus	1	4	3	9	—	—
Contract Maintenance Charges	—	—	(2)	(2)	—	—
Rider charge	(31)	(28)	(273)	(239)	(10)	(12)

Total Net Contract Transactions	(75)	73	(813)	187	(2,881)	(67)

	AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund		AZL MVP Pyramis Multi -Strategy Fund
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	1,158	2,614	333	890	221	584
Transfers between funds or (to) from General Account	2,853	693	(232)	309	(317)	188
Surrenders and terminations	(431)	(194)	(152)	(105)	(81)	(52)
Rescissions	(8)	(6)	(1)	(1)	(1)	—
Bonus	4	11	2	6	1	3
Contract Maintenance Charges	(2)	(1)	(1)	—	(1)	—
Rider charge	(197)	(153)	(62)	(52)	(41)	(34)

Total Net Contract Transactions	3,377	2,964	(113)	1,047	(219)	689

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Oppenheimer Discovery Fund		AZL Pyramis Multi -Strategy Fund
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	1,154	1,883	—	4	18	32
Transfers between funds or (to) from General Account	916	1,796	(307)	(26)	(847)	526
Surrenders and terminations	(176)	(88)	(27)	(54)	(160)	(208)
Rescissions	(6)	—	—	—	—	—
Bonus	6	10	—	—	—	—
Contract Maintenance Charges	(1)	—	—	—	—	—
Rider charge	(100)	(60)	(1)	(1)	(46)	(42)

Total Net Contract Transactions	1,793	3,541	(335)	(77)	(1,035)	308

	AZL Pyramis Total Bond Fund Class 1		AZL Pyramis Total Bond Fund Class 2		AZL Russe ll 1000 Growth Index Fund Class 1
	2016 (B)	2015	2016	2015	2016 (B)	2015
Contract Transactions
Purchase payments	1	—	18	129	1	—
Transfers between funds or (to) from General Account	235	—	1,498	59	316	—
Surrenders and terminations	(7)	—	(54)	(28)	(5)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(13)	(9)	—	—

Total Net Contract Transactions	229	—	1,449	151	312	—

67	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Contract Transactions
Purchase payments	29	63	19	—	37	51
Transfers between funds or (to) from General Account	1,560	16	1,337	—	1,249	17
Surrenders and terminations	(24)	(7)	(45)	—	(35)	—
Rescissions	—	—	—	—	—	—
Bonus	1	—	—	—	1	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(3)	(1)	—	—	(2)	(1)

Total Net Contract Transactions	1,563	71	1,311	—	1,250	67

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1		AZL Small Cap Stock Index Fund Class 2
	2016	2015	2016 (B)	2015	2016	2015
Contract Transactions
Purchase payments	97	237	—	—	3	14
Transfers between funds or (to) from General Account	1,487	31	87	—	915	(42)
Surrenders and terminations	(280)	(163)	(15)	—	(80)	(52)
Rescissions	—	(1)	—	—	—	—
Bonus	1	5	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(18)	(16)	—	—	(1)	(1)

Total Net Contract Transactions	1,287	93	72	—	837	(81)

	AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	48	105	—	—	56	94
Transfers between funds or (to) from General Account	73	113	—	—	(330)	(570)
Surrenders and terminations	(152)	(121)	—	—	(476)	(552)
Rescissions	—	—	—	—	(2)	—
Bonus	—	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	(1)	(1)
Rider charge	(5)	(4)	—	—	(163)	(148)

Total Net Contract Transactions	(36)	94	—	—	(916)	(1,177)

	ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller- Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	—	3	—	—	—	—
Transfers between funds or (to) from General Account	—	—	(21)	—	—	—
Surrenders and terminations	—	—	(2)	(2)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	3	(23)	(2)	—	—

68	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(2)	(3)	(8)	—	—	—
Surrenders and terminations	(16)	(12)	(3)	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(18)	(15)	(11)	—	—	—

	Eaton Vance VT Floating- Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	3	2	10
Transfers between funds or (to) from General Account	(1)	(1)	—	(1)	45	(4)
Surrenders and terminations	—	(1)	—	—	(19)	(7)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(5)	(4)

Total Net Contract Transactions	(1)	(2)	—	2	23	(4)

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	8	16	—	1	—	—
Transfers between funds or (to) from General Account	—	7	—	—	—	—
Surrenders and terminations	(33)	(33)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(16)	(14)	—	—	—	—

Total Net Contract Transactions	(41)	(24)	—	1	—	—

	Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund
	2016	2015	2016 (A)	2015	2016 (A)	2015
Contract Transactions
Purchase payments	4	5	—	—	—	—
Transfers between funds or (to) from General Account	(19)	(102)	(71)	(1)	(291)	(1)
Surrenders and terminations	(73)	(98)	(6)	(10)	(23)	(43)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	—	—	—	—

Total Net Contract Transactions	(89)	(196)	(77)	(11)	(314)	(44)

69	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	Franklin High Income VIP Fund		Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund
	2016 (A)	2015	2016	2015	2016 (A)	2015
Contract Transactions
Purchase payments	1	1	160	330	—	—
Transfers between funds or (to) from General Account	(489)	20	15	(1)	(158)	(2)
Surrenders and terminations	(38)	(38)	(153)	(105)	(18)	(17)
Rescissions	—	—	(4)	(2)	—	—
Bonus	—	—	—	1	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(3)	(4)	(23)	(19)	—	—

Total Net Contract Transactions	(529)	(21)	(5)	204	(176)	(19)

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund
	2016	2015	2016	2015	2016 (A)	2015
Contract Transactions
Purchase payments	2	23	—	—	—	—
Transfers between funds or (to) from General Account	(75)	(58)	—	(1)	(52)	1
Surrenders and terminations	(106)	(75)	(37)	(43)	(12)	(10)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(4)	—	—	—	—

Total Net Contract Transactions	(183)	(114)	(37)	(44)	(64)	(9)

	Franklin Small- Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	65	71
Transfers between funds or (to) from General Account	(102)	(2)	(1)	—	110	57
Surrenders and terminations	(8)	(11)	—	—	(91)	(81)
Rescissions	—	—	—	—	—	(1)
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(11)	(9)

Total Net Contract Transactions	(110)	(13)	(1)	—	73	37

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced - Risk Allocation Fund
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	1	—	—
Transfers between funds or (to) from General Account	(4)	—	—	—	—	—
Surrenders and terminations	—	(1)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(4)	(1)	—	1	—	—

70	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	Invesco V.I. Core Equity Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(3)	—	—	—	(1)	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(3)	—	—	—	(1)	—

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	—	—	—

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JP Morgan Insurance Trust Core Bond Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	8	14
Transfers between funds or (to) from General Account	—	—	(14)	—	25	18
Surrenders and terminations	—	—	—	(7)	(2)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(1)	—

Total Net Contract Transactions	—	—	(14)	(7)	31	32

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(1)	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(1)	—	—	—	—	—

71	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	16	70	—	—
Transfers between funds or (to) from General Account	—	—	33	(217)	—	—
Surrenders and terminations	—	—	(4)	(7)	—	—
Rescissions	—	—	—	(2)	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(2)	(2)	—	—

Total Net Contract Transactions	—	—	43	(158)	—	—

	Oppenheimer Global Fund/VA		Oppenheimer Global Multi-Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/ VA
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(50)	(2)	—	—	—	7
Surrenders and terminations	(2)	(3)	—	—	(2)	(1)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(52)	(5)	—	—	(2)	6

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/ VA		PIMCO VIT All Asset Portfolio
	2016	2015	2016 (A)	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	92	154
Transfers between funds or (to) from General Account	—	—	(62)	(2)	(92)	(135)
Surrenders and terminations	—	—	(5)	(14)	(80)	(112)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(34)	(31)

Total Net Contract Transactions	—	—	(67)	(16)	(114)	(123)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	1	2	1	3	30	107
Transfers between funds or (to) from General Account	(20)	48	(9)	43	20	136
Surrenders and terminations	(45)	(38)	(83)	(56)	(45)	(38)
Rescissions	—	—	—	(2)	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(9)	(9)	(14)	(11)

Total Net Contract Transactions	(65)	11	(100)	(21)	(9)	194

72	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	1	1	5	4	11	18
Transfers between funds or (to) from General Account	—	11	(15)	(126)	(77)	(165)
Surrenders and terminations	(34)	(34)	(162)	(103)	(59)	(122)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(4)	(3)	(2)	(2)	(37)	(34)

Total Net Contract Transactions	(37)	(25)	(174)	(227)	(162)	(303)

	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	114	355	113	265	—	2
Transfers between funds or (to) from General Account	(32)	(82)	378	112	—	(1)
Surrenders and terminations	(47)	(27)	(236)	(123)	(1)	—
Rescissions	—	—	—	(2)	—	—
Bonus	1	3	1	2	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(19)	(16)	(50)	(44)	—	—

Total Net Contract Transactions	17	233	205	209	(1)	1

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	86	136	133	223	55	185
Transfers between funds or (to) from General Account	125	90	411	98	86	(41)
Surrenders and terminations	(140)	(155)	(507)	(275)	(93)	(107)
Rescissions	—	—	(1)	—	—	—
Bonus	1	1	2	4	—	1
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(33)	(30)	(65)	(56)	(28)	(26)

Total Net Contract Transactions	39	42	(28)	(7)	20	12

	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio		RCM Dynamic Multi- Asset Plus VIT Portfolio		SP International Growth Portfolio
	2016	2015	2016	2015 (C)	2016 (A)	2015
Contract Transactions
Purchase payments	—	—	47	7	—	—
Transfers between funds or (to) from General Account	—	—	12	62	(5)	—
Surrenders and terminations	—	—	1	—	—	—
Rescissions	—	—	(11)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(2)	—	—	—

Total Net Contract Transactions	—	—	47	69	(5)	—

73	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2016	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	—	(1)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	(1)	—	—	—	—

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2016 (A)	2015	2016	2015	2016	2015
Contract Transactions
Purchase payments	—	—	37	123	2	20
Transfers between funds or (to) from General Account	(243)	(2)	123	117	(64)	(40)
Surrenders and terminations	(23)	(38)	(98)	(74)	(65)	(59)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(23)	(20)	(2)	(3)

Total Net Contract Transactions	(266)	(40)	39	146	(129)	(82)

	Total All Funds
	2016	2015
Contract Transactions
Purchase payments	16,780	18,319
Transfers between funds or (to) from General Account	(3,441)	(2,686)
Surrenders and terminations	(9,716)	(8,140)
Rescissions	(120)	(54)
Bonus	42	106
Contract Maintenance Charges	(14)	(10)
Rider charge	(1,901)	(1,623)

Total Net Contract Transactions	1,630	5,912

(A)	Fund terminated in current y ear. See Footnote 2 for further details
(B)	Fund commenced in current y ear. See Footnote 2 for further details
(C)	Fund commenced in prior y ear. See Footnote 2 for further details

74	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years or periods ended December 31, 2016, 2015, 2014, 2013, and 2012, is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Allianz NFJ Dividend Value VIT Portfolio
2016	24	$14.19	to	$14.51	$349	1.91%	0.35%	to	2.20%	13.04%	to	13.62%
2015	13	$12.55	to	$12.77	$170	2.57%	0.35%	to	2.20%	-10.57%	to	-10.11%
2014[9]	5	$14.04	to	$14.21	$66	0.00%	0.35%	to	2.20%	0.03%	to	0.28%
AZL Balanced Index Strategy Fund
2016	2,137	$12.81	to	$14.68	$30,179	2.62%	1.15%	to	3.55%	3.19%	to	5.43%
2015	2,304	$12.38	to	$13.93	$31,035	1.03%	1.15%	to	3.55%	-3.33%	to	-1.23%
2014	2,425	$12.78	to	$14.28	$33,223	1.41%	1.15%	to	3.55%	2.57%	to	4.80%
2013	2,434	$12.45	to	$13.91	$32,030	1.60%	1.15%	to	3.55%	9.15%	to	11.53%
2012	2,579	$11.36	to	$12.07	$30,607	1.41%	1.25%	to	3.30%	6.85%	to	8.91%
AZL DFA Multi-Strategy Fund
2016	6,819	$14.33	to	$16.78	$110,027	0.00%	1.15%	to	3.55%	5.67%	to	7.97%
2015	7,744	$13.55	to	$15.80	$116,196	1.23%	1.15%	to	3.55%	-3.99%	to	-1.90%
2014	9,485	$14.10	to	$16.43	$145,315	1.18%	1.15%	to	3.55%	2.81%	to	5.20%
2013	8,775	$13.68	to	$15.93	$128,520	1.20%	1.15%	to	3.55%	16.85%	to	19.57%
2012	7,898	$11.68	to	$12.47	$97,212	1.14%	1.25%	to	3.30%	9.63%	to	11.91%
AZL Emerging Markets Equity Index Fund Class 1
2016	75	$10.09	to	$10.17	$767	0.93%	1.40%	to	1.49%	8.58%	to	8.68%
2015	100	$9.29	to	$9.36	$932	1.24%	1.40%	to	1.49%	-13.98%	to	-13.91%
2014	115	$10.80	to	$10.87	$1,251	0.88%	1.40%	to	1.49%	-6.36%	to	-6.28%
2013	120	$11.53	to	$11.60	$1,388	0.98%	1.40%	to	1.49%	-3.41%	to	-3.32%
2012	137	$11.94	to	$12.00	$1,639	1.00%	1.40%	to	1.49%	19.71%	to	19.82%
AZL Emerging Markets Equity Index Fund Class 2
2016	596	$8.00	to	$10.97	$5,243	0.58%	0.00%	to	3.55%	6.06%	to	9.51%
2015	690	$7.53	to	$10.01	$5,662	0.98%	0.00%	to	3.55%	-15.92%	to	-13.19%
2014	758	$8.93	to	$11.89	$7,325	0.57%	0.00%	to	3.55%	-8.52%	to	-5.22%
2013	856	$9.74	to	$11.40	$8,962	0.76%	0.00%	to	3.55%	-5.28%	to	-3.32%
2012	967	$10.41	to	$11.79	$10,606	0.70%	0.00%	to	3.30%	17.39%	to	19.53%
AZL Enhanced Bond Index Fund
2016	219	$10.60	to	$11.26	$2,448	2.31%	1.15%	to	2.20%	0.05%	to	0.87%
2015	131	$10.59	to	$11.16	$1,455	2.32%	1.15%	to	2.20%	-1.95%	to	-1.15%
2014[8]	30	$11.11	to	$11.29	$342	1.23%	1.15%	to	2.20%	1.77%	to	1.98%
AZL Gatew ay Fund
2016	795	$10.53	to	$12.78	$9,577	1.99%	0.00%	to	3.55%	1.49%	to	4.47%
2015	816	$10.37	to	$12.23	$9,527	1.17%	0.00%	to	3.55%	-1.33%	to	1.62%
2014	872	$10.51	to	$12.04	$10,151	1.18%	0.00%	to	3.55%	-0.26%	to	2.73%
2013	819	$10.53	to	$11.53	$9,399	0.82%	0.00%	to	3.55%	4.92%	to	6.93%
2012	697	$10.42	to	$10.78	$7,491	0.39%	0.00%	to	3.30%	1.16%	to	2.70%

75	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Global Equity Index Fund
2016	24	$12.51	to	$14.50	$316	3.24%	0.35%	to	2.20%	-3.06%	to	-1.28%
2015	13	$13.34	to	$14.69	$186	4.11%	0.35%	to	2.20%	-14.03%	to	-12.87%
2014	2	$15.51	to	$15.78	$35	3.72%	0.35%	to	2.20%	-6.70%	to	-6.51%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL Government Money Market Fund
2016	4,577	$6.99	to	$12.76	$43,505	0.00%	0.00%	to	3.55%	-3.48%	to	0.01%
2015	3,584	$7.60	to	$12.76	$34,736	0.00%	0.00%	to	3.55%	-3.19%	to	0.01%
2014	4,511	$7.63	to	$12.76	$43,627	0.00%	0.00%	to	3.55%	-3.24%	to	0.01%
2013	4,705	$7.88	to	$12.15	$45,687	0.00%	0.00%	to	3.55%	-3.24%	to	0.00%
2012	5,029	$8.15	to	$12.08	$49,321	0.00%	0.00%	to	3.30%	-3.26%	to	0.00%
AZL International Index Fund Class 1
2016¹²	566	$10.01	to	$10.04	$5,728	0.00%	1.40%	to	2.75%	0.11%	to	0.40%
AZL International Index Fund Class 2
2016	2,796	$9.59	to	$16.10	$29,325	1.47%	0.00%	to	3.55%	-3.13%	to	0.49%
2015	599	$9.88	to	$16.10	$6,506	4.17%	0.00%	to	3.55%	-4.59%	to	-1.73%
2014	588	$10.35	to	$16.38	$6,591	1.82%	0.00%	to	3.55%	-9.32%	to	-6.51%
2013	544	$11.50	to	$17.53	$6,603	1.99%	0.00%	to	3.55%	17.48%	to	20.93%
2012	604	$9.79	to	$14.49	$6,095	1.84%	0.00%	to	3.30%	14.47%	to	17.62%
AZL MetWest Total Return Bond Fund
2016	143	$9.82	to	$9.98	$1,423	0.98%	1.15%	to	2.20%	0.10%	to	0.89%
2015[10]	123	$9.84	to	$9.89	$1,211	0.08%	1.15%	to	2.20%	-2.93%	to	-2.59%
AZL Mid Cap Index Fund Class 1
2016¹²	249	$10.86	to	$10.87	$2,722	0.00%	1.40%	to	1.49%	8.65%	to	8.67%
AZL Mid Cap Index Fund Class 2
2016	1,832	$16.85	to	$30.67	$34,935	0.65%	0.00%	to	3.55%	8.36%	to	19.52%
2015	472	$14.59	to	$25.75	$7,862	1.13%	0.00%	to	3.55%	-5.93%	to	-2.67%
2014	457	$15.46	to	$26.55	$8,010	0.66%	0.00%	to	3.55%	5.72%	to	9.21%
2013	476	$15.27	to	$24.39	$7,840	0.78%	0.00%	to	3.55%	28.47%	to	32.71%
2012	246	$12.55	to	$18.45	$3,160	0.50%	0.00%	to	3.15%	14.02%	to	16.80%
AZL Moderate Index Strategy Fund
2016	2,351	$14.61	to	$21.23	$41,729	1.90%	0.35%	to	3.55%	5.27%	to	8.53%
2015	2,736	$13.85	to	$19.56	$45,206	2.09%	0.35%	to	3.55%	-5.87%	to	-2.81%
2014	2,535	$14.69	to	$20.13	$43,733	0.79%	0.35%	to	3.55%	4.71%	to	8.12%
2013	2,317	$13.99	to	$18.61	$37,443	0.91%	0.35%	to	3.55%	20.32%	to	24.23%
2012	2,181	$11.60	to	$13.86	$28,694	1.47%	0.35%	to	3.30%	8.26%	to	10.51%
AZL Morgan Stanley Global Real Estate Fund Class 1
2016¹²	226	$10.02	to	$10.02	$2,279	0.00%	1.40%	to	1.49%	0.18%	to	0.20%

76	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Global Real Estate Fund Class 2
2016	327	$10.16	to	$13.70	$3,601	1.33%	0.00%	to	3.55%	-0.46%	to	2.77%
2015	241	$10.02	to	$13.33	$2,646	3.86%	0.00%	to	3.55%	-4.78%	to	-1.68%
2014	311	$10.50	to	$13.56	$3,568	1.05%	0.00%	to	3.55%	9.80%	to	13.37%
2013	337	$9.68	to	$11.96	$3,493	4.01%	0.00%	to	3.55%	-0.27%	to	2.66%
2012	368	$9.69	to	$11.65	$3,787	1.54%	0.00%	to	3.30%	25.94%	to	29.40%
AZL MVP Balanced Index Strategy Fund
2016	3,343	$11.55	to	$13.78	$42,672	2.19%	0.00%	to	3.55%	2.89%	to	6.61%
2015	2,602	$11.77	to	$12.93	$31,706	0.80%	0.00%	to	3.55%	-5.13%	to	2.13%
2014	1,957	$12.14	to	$12.96	$24,235	1.01%	0.00%	to	2.20%	3.78%	to	4.63%
2013	1,416	$11.69	to	$11.88	$16,772	0.00%	1.15%	to	2.20%	10.11%	to	10.99%
2012¹	923	$10.62	to	$10.70	$9,861	2.64%	1.40%	to	2.20%	5.12%	to	5.91%
AZL MVP BlackRock Global Strategy Plus Fund
2016	8,061	$11.34	to	$11.81	$94,635	2.67%	1.15%	to	2.20%	1.18%	to	2.00%
2015	8,173	$11.21	to	$11.57	$94,167	1.17%	1.15%	to	2.20%	-3.64%	to	-2.85%
2014	7,099	$11.63	to	$11.91	$84,290	0.05%	1.15%	to	2.20%	-0.21%	to	0.61%
2013	5,154	$11.66	to	$11.84	$60,876	0.00%	1.15%	to	2.20%	11.60%	to	12.49%
2012¹	2,492	$10.44	to	$10.53	$26,190	2.01%	1.40%	to	2.20%	2.78%	to	3.55%
AZL MVP DFA Multi-Strategy Fund
2016	337	$10.02	to	$10.12	$3,402	0.00%	1.15%	to	2.20%	6.95%	to	7.55%
2015¹¹	70	$9.38	to	$9.41	$658	0.00%	1.15%	to	2.20%	-2.15%	to	-2.10%
AZL MVP Fusion Dynamic Balanced Fund
2016	7,006	$11.70	to	$16.52	$98,443	2.32%	0.35%	to	3.55%	2.38%	to	5.55%
2015	7,239	$11.42	to	$15.65	$97,538	1.32%	0.35%	to	3.55%	-5.04%	to	-2.10%
2014	7,360	$12.01	to	$15.98	$102,373	1.39%	0.35%	to	3.55%	1.09%	to	4.22%
2013	6,925	$12.01	to	$14.18	$93,611	1.85%	0.35%	to	3.55%	7.73%	to	10.07%
2012	5,221	$11.14	to	$12.89	$63,869	2.02%	0.35%	to	3.30%	7.92%	to	10.00%
AZL MVP Fusion Dynamic Conservative Fund
2016	1,994	$12.27	to	$13.53	$26,583	2.23%	0.35%	to	3.55%	2.46%	to	3.87%
2015	2,069	$11.76	to	$13.03	$26,556	1.36%	0.35%	to	3.55%	-3.76%	to	-2.15%
2014	1,996	$12.22	to	$13.31	$26,291	1.53%	0.35%	to	3.55%	1.66%	to	3.36%
2013	1,666	$12.17	to	$12.88	$21,283	2.67%	0.35%	to	3.55%	5.03%	to	6.46%
2012	1,195	$11.59	to	$12.10	$14,360	1.87%	0.35%	to	3.30%	8.23%	to	9.71%
AZL MVP Fusion Dynamic Moderate Fund
2016	17,509	$11.45	to	$14.55	$243,560	2.16%	0.35%	to	3.55%	1.22%	to	3.42%
2015	18,322	$11.30	to	$14.07	$246,882	1.28%	0.35%	to	3.55%	-5.39%	to	-3.33%
2014	18,135	$11.94	to	$14.56	$253,164	1.30%	0.35%	to	3.55%	0.75%	to	2.94%
2013	17,041	$11.84	to	$14.14	$231,516	1.57%	0.35%	to	3.55%	11.32%	to	13.74%
2012	12,468	$10.62	to	$12.43	$149,033	1.68%	0.35%	to	3.30%	8.86%	to	11.13%

77	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Growth Index Strategy Fund
2016	16,427	$12.77	to	$15.13	$229,274	2.10%	0.00%	to	3.55%	3.22%	to	6.80%
2015	13,050	$12.37	to	$14.17	$173,827	0.87%	0.00%	to	3.55%	-7.14%	to	3.44%
2014	10,086	$13.37	to	$14.28	$137,534	0.80%	0.00%	to	2.20%	4.16%	to	5.12%
2013	6,637	$12.84	to	$13.05	$86,309	0.00%	1.15%	to	2.20%	18.22%	to	19.17%
2012¹	2,928	$10.86	to	$10.95	$31,990	2.00%	1.40%	to	2.20%	6.89%	to	7.70%
AZL MVP Moderate Index Strategy Fund
2016	4,350	$13.38	to	$13.93	$60,119	2.22%	1.15%	to	2.20%	3.14%	to	3.98%
2015	4,463	$12.97	to	$13.39	$59,387	0.51%	1.15%	to	2.20%	-5.32%	to	-4.55%
2014	3,416	$13.70	to	$14.03	$47,693	0.40%	1.15%	to	2.20%	6.06%	to	6.92%
2013	1,796	$12.92	to	$13.12	$23,484	0.00%	1.15%	to	2.20%	21.19%	to	22.16%
2012¹	635	$10.66	to	$10.74	$6,806	1.82%	1.40%	to	2.20%	5.71%	to	6.50%
AZL MVP Pyramis Multi-Strategy Fund
2016	2,838	$10.99	to	$11.41	$32,179	4.04%	1.15%	to	2.20%	-1.38%	to	-0.57%
2015	3,057	$11.14	to	$11.48	$34,898	1.48%	1.15%	to	2.20%	-8.25%	to	-7.51%
2014	2,368	$12.14	to	$12.41	$29,272	1.00%	1.15%	to	2.20%	0.11%	to	0.92%
2013	1,093	$12.13	to	$12.30	$13,410	0.00%	1.15%	to	2.20%	15.23%	to	16.15%
2012³	158	$10.53	to	$10.59	$1,673	3.17%	1.40%	to	2.20%	8.24%	to	8.66%
AZL MVP T. Row e Price Capital Appreciation Plus Fund
2016	7,805	$11.67	to	$11.96	$92,937	1.61%	1.15%	to	2.20%	5.28%	to	6.13%
2015	6,012	$11.09	to	$11.27	$67,541	0.00%	1.15%	to	2.20%	1.89%	to	2.71%
2014[7]	2,471	$10.88	to	$10.97	$27,060	0.28%	1.15%	to	2.20%	10.61%	to	11.44%
AZL Pyramis Multi-Strategy Fund
2016	2,214	$12.35	to	$19.08	$30,342	1.47%	0.35%	to	3.55%	2.96%	to	6.15%
2015	3,249	$11.81	to	$17.80	$42,283	3.85%	0.35%	to	3.55%	-8.76%	to	-5.79%
2014	2,941	$12.91	to	$19.48	$41,193	1.52%	0.35%	to	3.55%	-1.42%	to	1.78%
2013	2,907	$13.06	to	$19.73	$40,561	1.68%	0.35%	to	3.55%	14.00%	to	16.48%
2012	2,327	$11.54	to	$12.15	$28,059	2.27%	0.35%	to	3.30%	11.37%	to	13.18%
AZL Pyramis Total Bond Fund Class 1
2016¹²	229	$9.74	to	$9.74	$2,238	0.00%	1.40%	to	1.49%	-2.61%	to	-2.59%
AZL Pyramis Total Bond Fund Class 2
2016	2,241	$9.30	to	$10.85	$22,586	2.50%	0.00%	to	3.55%	-3.09%	to	5.14%
2015	792	$9.34	to	$10.17	$7,751	2.07%	0.35%	to	3.55%	-3.72%	to	-1.24%
2014	641	$9.70	to	$10.29	$6,417	1.93%	0.35%	to	3.55%	2.36%	to	5.01%
2013	220	$9.60	to	$9.67	$2,119	0.60%	0.35%	to	3.55%	-4.04%	to	-3.56%
2012[6]	7	$10.02	to	$10.03	$71	0.00%	0.35%	to	3.30%	-0.29%	to	-0.26%
AZL Russell 1000 Growth Index Fund Class 1
2016¹²	312	$10.25	to	$10.25	$3,208	0.00%	1.40%	to	1.49%	2.47%	to	2.49%
AZL Russell 1000 Growth Index Fund Class 2
2016	1,683	$15.51	to	$22.04	$30,471	0.34%	0.00%	to	3.55%	1.99%	to	6.43%
2015	120	$17.57	to	$20.71	$2,202	1.27%	0.00%	to	2.20%	2.60%	to	4.86%
2014	49	$17.13	to	$19.75	$861	1.82%	0.00%	to	2.20%	10.63%	to	12.21%
2013	5	$16.70	to	$17.60	$86	1.52%	0.00%	to	0.35%	32.02%	to	32.48%
2012²	2	$12.65	to	$12.65	$31	0.00%	0.00%	to	0.35%	13.99%	to	13.99%

78	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Russell 1000 Value Index Fund Class	1
2016¹²	1,311	$10.73	to	$10.76	$14,298	0.00%	1.40%	to	2.75%	7.27%	to	7.58%
AZL Russell 1000 Value Index Fund Class 2
2016	1,349	$14.89	to	$21.30	$23,121	0.75%	0.00%	to	3.55%	7.03%	to	16.15%
2015	99	$15.25	to	$18.34	$1,578	1.98%	0.00%	to	2.20%	-6.48%	to	-4.42%
2014	32	$16.54	to	$19.18	$546	2.30%	0.00%	to	2.20%	8.00%	to	12.59%
2013	6	$15.85	to	$17.04	$101	2.74%	0.00%	to	0.35%	31.06%	to	31.52%
2012²	3	$12.09	to	$12.09	$32	0.00%	0.00%	to	0.35%	16.22%	to	16.22%
AZL S&P 500 Index Fund
2016	3,810	$12.37	to	$18.17	$55,231	1.57%	0.35%	to	3.55%	4.82%	to	11.06%
2015	2,523	$11.98	to	$16.36	$33,771	2.06%	0.35%	to	3.55%	-2.57%	to	0.60%
2014	2,430	$12.11	to	$16.27	$32,833	1.17%	0.35%	to	3.55%	9.17%	to	12.72%
2013	2,562	$11.21	to	$14.43	$31,124	1.24%	0.35%	to	3.55%	27.06%	to	31.20%
2012	2,454	$8.80	to	$9.81	$22,875	1.10%	0.35%	to	3.30%	11.93%	to	14.04%
AZL Small Cap Stock Index Fund Class 1
2016¹²	72	$11.31	to	$11.35	$811	0.00%	1.40%	to	2.75%	13.13%	to	13.46%
AZL Small Cap Stock Index Fund Class 2
2016	1,255	$15.60	to	$20.75	$21,650	0.72%	0.00%	to	3.55%	21.32%	to	25.27%
2015	418	$12.82	to	$16.56	$5,876	1.00%	0.00%	to	3.55%	-5.75%	to	-2.84%
2014	499	$13.59	to	$17.05	$7,354	0.56%	0.00%	to	3.55%	1.72%	to	4.87%
2013	614	$13.35	to	$16.26	$8,834	0.97%	0.00%	to	3.55%	35.92%	to	40.12%
2012	665	$9.98	to	$11.60	$6,932	0.34%	0.00%	to	3.30%	12.32%	to	15.41%
AZL T. Row e Price Capital Appreciation Fund
2016	1,466	$13.94	to	$21.81	$24,439	0.73%	0.35%	to	3.55%	4.23%	to	7.46%
2015	1,502	$13.36	to	$20.29	$23,741	0.58%	0.35%	to	3.55%	1.55%	to	4.70%
2014	1,408	$13.14	to	$19.38	$21,559	0.31%	0.35%	to	3.55%	8.04%	to	11.38%
2013	1,521	$12.31	to	$15.60	$21,189	0.84%	0.35%	to	3.55%	25.79%	to	28.33%
2012	1,588	$9.77	to	$12.15	$17,337	0.33%	0.35%	to	3.30%	8.93%	to	10.92%
BlackRock Equity Dividend V.I. Fund
2016	—	$0.00	to	$0.00	$—	1.04%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
BlackRock Global Allocation V.I. Fund
2016	8,702	$10.12	to	$47.55	$101,788	1.20%	0.00%	to	3.55%	0.33%	to	3.44%
2015	9,618	$10.08	to	$45.96	$110,116	1.01%	0.00%	to	3.55%	-4.31%	to	-1.00%
2014	10,795	$10.52	to	$46.59	$126,858	2.13%	0.00%	to	3.55%	-1.62%	to	1.93%
2013	11,787	$10.67	to	$45.87	$137,841	1.08%	0.00%	to	3.55%	10.42%	to	14.42%
2012	11,579	$9.75	to	$15.61	$120,434	1.53%	0.00%	to	3.30%	6.54%	to	9.97%
ClearBridge Variable Aggressive Growth Portfolio
2016	3	$20.21	to	$20.21	$65	0.40%	0.35%	to	0.35%	0.58%	to	0.58%
2015	3	$20.09	to	$20.09	$70	0.15%	0.35%	to	0.35%	-2.28%	to	-2.28%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

79	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Columbia Variable Portfolio – Seligman Global Technology Fund
2016	1	$15.77	to	$15.77	$16	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2015	1	$13.41	to	$13.41	$13	0.00%	1.49%	to	1.49%	8.44%	to	8.44%
2014	1	$12.37	to	$12.37	$12	0.00%	1.49%	to	1.49%	23.57%	to	23.57%
2013	1	$10.01	to	$10.01	$10	0.00%	1.49%	to	1.49%	23.97%	to	23.97%
2012	1	$8.07	to	$8.07	$8	0.00%	1.49%	to	1.49%	5.64%	to	5.64%
Davis VA Financial Portfolio
2016	101	$14.04	to	$22.17	$1,613	0.95%	1.15%	to	3.55%	10.43%	to	12.66%
2015	119	$12.63	to	$19.68	$1,696	0.83%	1.15%	to	3.55%	-1.40%	to	0.59%
2014	134	$11.79	to	$19.98	$1,923	1.17%	1.15%	to	3.55%	9.07%	to	11.45%
2013	157	$11.37	to	$17.92	$2,062	0.55%	1.15%	to	3.55%	27.06%	to	29.63%
2012	186	$8.92	to	$13.83	$1,932	1.72%	1.25%	to	3.30%	15.41%	to	17.34%
Dreyfus VIF Appreciation Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2016	14	$16.00	to	$16.00	$232	3.48%	0.35%	to	0.35%	8.58%	to	8.58%
2015	15	$14.74	to	$14.74	$228	3.34%	0.35%	to	0.35%	-1.34%	to	-1.34%
2014	17	$14.94	to	$14.94	$253	3.15%	0.35%	to	0.35%	0.22%	to	0.22%
2013	16	$14.90	to	$14.90	$240	3.37%	0.35%	to	0.35%	3.49%	to	3.49%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Emerging Markets Portfolio
2016	3	$8.61	to	$8.61	$22	0.12%	0.35%	to	0.35%	2.59%	to	2.59%
2015	3	$8.39	to	$8.39	$22	0.36%	0.35%	to	0.35%	-10.62%	to	-10.62%
2014	1	$9.39	to	$9.39	$5	0.21%	0.35%	to	0.35%	0.78%	to	0.78%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP FundsManager 50% Portfolio
2016	302	$11.36	to	$13.86	$4,085	1.10%	1.15%	to	3.55%	0.75%	to	2.64%
2015	279	$11.27	to	$13.51	$3,665	0.94%	1.15%	to	3.55%	-3.22%	to	-1.40%
2014	283	$11.65	to	$13.70	$3,786	1.00%	1.15%	to	3.55%	1.60%	to	3.50%
2013	258	$11.47	to	$13.24	$3,344	0.84%	1.15%	to	3.55%	10.99%	to	13.07%
2012	244	$10.69	to	$11.71	$2,811	1.21%	1.40%	to	3.30%	7.12%	to	8.58%
Fidelity VIP FundsManager 60% Portfolio
2016	844	$10.91	to	$13.17	$10,941	1.12%	1.15%	to	3.55%	1.15%	to	3.20%
2015	885	$10.79	to	$12.77	$11,144	0.93%	1.15%	to	3.55%	-3.08%	to	-1.12%
2014	909	$11.22	to	$12.91	$11,602	1.21%	1.15%	to	3.55%	1.84%	to	3.81%
2013	800	$11.52	to	$12.44	$9,867	1.06%	1.15%	to	3.55%	15.35%	to	16.75%
2012	768	$10.07	to	$10.65	$8,124	1.37%	1.40%	to	3.30%	8.75%	to	9.91%

80	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP Mid Cap Portfolio
2016	1	$52.31	to	$52.31	$51	0.33%	0.35%	to	0.35%	11.53%	to	11.53%
2015	1	$46.90	to	$46.90	$46	0.37%	0.35%	to	0.35%	-1.97%	to	-1.97%
2014	—	$47.84	to	$47.84	$14	0.02%	0.35%	to	0.35%	5.66%	to	5.66%
2013	—	$45.28	to	$45.28	$13	0.29%	0.35%	to	0.35%	35.39%	to	35.39%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Strategic Income Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Founding Funds Allocation VIP Fund
2016	792	$9.61	to	$11.68	$8,207	3.90%	0.35%	to	3.55%	9.23%	to	11.77%
2015	881	$8.78	to	$10.45	$8,283	2.94%	0.35%	to	3.55%	-9.48%	to	-7.38%
2014	1,077	$9.68	to	$11.28	$11,128	2.87%	0.35%	to	3.55%	-0.74%	to	1.57%
2013	1,151	$9.85	to	$11.11	$11,928	11.94%	0.35%	to	3.55%	19.81%	to	22.23%
2012	1,248	$8.23	to	$9.09	$10,728	2.77%	0.35%	to	3.30%	11.85%	to	13.89%
Franklin Income VIP Fund
2016	2,161	$36.21	to	$70.01	$135,953	4.97%	0.35%	to	3.55%	10.05%	to	12.75%
2015	2,166	$32.91	to	$62.10	$120,673	4.65%	0.35%	to	3.55%	-10.30%	to	-8.13%
2014	1,962	$36.68	to	$67.59	$118,903	4.84%	0.35%	to	3.55%	0.97%	to	3.46%
2013	1,626	$36.33	to	$65.36	$94,471	6.32%	0.35%	to	3.55%	9.97%	to	12.59%
2012	1,356	$35.69	to	$58.09	$69,521	6.44%	0.35%	to	3.30%	9.25%	to	11.33%
Franklin Mutual Shares VIP Fund
2016	820	$21.55	to	$39.59	$23,695	2.01%	0.35%	to	3.55%	12.01%	to	15.65%
2015	1,003	$19.24	to	$34.23	$25,520	3.05%	0.35%	to	3.55%	-8.25%	to	-5.27%
2014	1,117	$20.97	to	$36.13	$30,480	2.05%	0.35%	to	3.55%	3.39%	to	6.75%
2013	1,219	$20.29	to	$29.42	$31,539	2.15%	0.35%	to	3.55%	23.79%	to	26.74%
2012	1,224	$16.63	to	$23.21	$25,097	2.13%	0.35%	to	3.30%	10.79%	to	13.00%
Franklin Rising Dividends VIP Fund
2016	283	$45.10	to	$87.01	$17,044	1.55%	0.35%	to	2.75%	12.89%	to	15.64%
2015	320	$39.95	to	$75.24	$16,822	1.58%	0.35%	to	2.75%	-6.26%	to	-3.98%
2014	364	$42.62	to	$78.36	$20,066	1.46%	0.35%	to	2.75%	5.77%	to	8.34%
2013	405	$40.29	to	$72.33	$20,811	1.71%	0.35%	to	2.75%	26.17%	to	29.24%
2012	452	$31.93	to	$55.97	$18,162	1.75%	0.35%	to	2.75%	8.91%	to	11.57%
Franklin Strategic Income VIP Fund
2016	—	$0.00	to	$0.00	$—	4.43%	0.35%	to	0.35%	0.00%	to	0.00%
2015	1	$22.43	to	$22.43	$14	6.44%	0.35%	to	0.35%	-4.20%	to	-4.20%
2014	1	$23.41	to	$23.41	$15	5.94%	0.35%	to	0.35%	1.51%	to	1.51%
2013	1	$23.07	to	$23.07	$15	0.00%	0.35%	to	0.35%	2.95%	to	2.95%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

81	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin U.S. Government Securities VIP Fund
2016	1,233	$17.50	to	$38.70	$33,801	2.53%	0.00%	to	3.55%	-2.60%	to	0.31%
2015	1,160	$17.97	to	$38.58	$31,921	2.53%	0.00%	to	3.55%	-2.79%	to	0.12%
2014	1,123	$18.48	to	$38.54	$31,161	2.67%	0.00%	to	3.55%	0.03%	to	3.02%
2013	1,145	$19.18	to	$37.41	$31,341	2.93%	0.00%	to	3.55%	-5.27%	to	-2.58%
2012	1,231	$20.25	to	$31.84	$34,971	2.67%	0.00%	to	3.30%	-1.29%	to	0.69%
Invesco V.I. American Value Fund
2016	1	$35.35	to	$35.35	$35	0.12%	0.35%	to	0.35%	14.82%	to	14.82%
2015	1	$30.79	to	$30.79	$31	0.01%	0.35%	to	0.35%	-9.68%	to	-9.68%
2014	—	$34.09	to	$34.09	$11	0.65%	0.35%	to	0.35%	9.10%	to	9.10%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Balanced-Risk Allocation Fund
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Asset Strategy Portfolio
2016	—	$0.00	to	$0.00	$—	1.37%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$56.63	to	$56.63	$5	0.40%	0.35%	to	0.35%	-8.67%	to	-8.67%
2014	—	$62.00	to	$62.00	$8	0.00%	0.35%	to	0.35%	-5.60%	to	-5.60%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Energy Portfolio
2016	—	$0.00	to	$0.00	$—	0.18%	0.35%	to	0.35%	0.00%	to	0.00%
2015	1	$10.39	to	$10.39	$5	0.06%	0.35%	to	0.35%	-22.41%	to	-22.41%
2014	1	$13.40	to	$13.40	$7	0.00%	0.35%	to	0.35%	-10.87%	to	-10.87%
2013	1	$15.03	to	$15.03	$8	0.00%	0.35%	to	0.35%	27.31%	to	27.31%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Global Natural Resources Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

82	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Growth Portfolio
2016	—	$0.00	to	$0.00	$—	0.03%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$161.25	to	$161.25	$14	0.11%	0.35%	to	0.35%	6.79%	to	6.79%
2014	—	$150.99	to	$150.99	$12	0.00%	0.35%	to	0.35%	11.42%	to	11.42%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$28.13	to	$28.13	$11	0.00%	0.35%	to	0.35%	7.49%	to	7.49%
2013	1	$26.17	to	$26.17	$25	0.00%	0.35%	to	0.35%	29.48%	to	29.48%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Science and Technology Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$112.23	to	$112.23	$8	0.00%	0.35%	to	0.35%	-3.22%	to	-3.22%
2014	—	$115.96	to	$115.96	$8	0.00%	0.35%	to	0.35%	2.55%	to	2.55%
2013	—	$113.07	to	$113.07	$8	0.00%	0.35%	to	0.35%	55.84%	to	55.84%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
JPMorgan Insurance Trust Core Bond Portfolio
2016	74	$12.42	to	$13.49	$986	2.53%	0.35%	to	2.20%	-0.36%	to	0.43%
2015	44	$12.46	to	$13.43	$584	2.70%	0.35%	to	2.20%	-1.31%	to	-0.53%
2014	12	$12.95	to	$13.50	$162	0.00%	0.35%	to	2.20%	1.45%	to	1.79%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement International Equity Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$18.16	to	$18.16	$7	4.46%	0.35%	to	0.35%	-4.54%	to	-4.54%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2016	—	$41.66	to	$41.66	$9	0.00%	0.35%	to	0.35%	15.38%	to	15.38%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2016	1	$14.74	to	$14.74	$8	1.15%	0.35%	to	0.35%	3.48%	to	3.48%
2015	1	$14.25	to	$14.25	$8	1.64%	0.35%	to	0.35%	5.95%	to	5.95%
2014	1	$13.45	to	$13.45	$15	0.46%	0.35%	to	0.35%	0.78%	to	0.78%
2013	3	$13.34	to	$13.34	$42	0.00%	0.35%	to	0.35%	27.19%	to	27.19%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

83	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
MFS VIT Total Return Bond Portfolio
2016	208	$15.63	to	$21.28	$3,643	3.36%	0.35%	to	2.20%	1.77%	to	3.65%
2015	165	$15.36	to	$20.54	$2,819	2.21%	0.35%	to	2.20%	-2.72%	to	-0.93%
2014	323	$15.78	to	$17.75	$5,220	0.70%	0.35%	to	2.20%	1.16%	to	1.72%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2016	—	$26.16	to	$26.16	$4	3.69%	0.35%	to	0.35%	10.85%	to	10.85%
2015	—	$23.60	to	$23.60	$4	4.04%	0.35%	to	0.35%	-15.05%	to	-15.05%
2014	—	$27.78	to	$27.78	$4	2.04%	0.35%	to	0.35%	12.07%	to	12.07%
2013	—	$24.79	to	$24.79	$2	0.00%	0.35%	to	0.35%	19.79%	to	19.79%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Multi-Alternativ es Fund/VA
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Strategic Income Fund/VA
2016	11	$20.03	to	$27.00	$250	4.86%	1.25%	to	2.75%	3.64%	to	4.96%
2015	13	$19.33	to	$25.73	$273	6.92%	1.25%	to	2.75%	-4.91%	to	-3.71%
2014	7	$20.33	to	$26.72	$163	4.34%	1.25%	to	2.75%	0.05%	to	1.32%
2013	7	$20.32	to	$26.37	$159	4.77%	1.25%	to	2.75%	-2.84%	to	-1.61%
2012[4]	8	$20.91	to	$26.80	$193	0.00%	1.25%	to	2.75%	1.29%	to	1.52%
Oppenheimer International Growth Fund/VA
2016	1	$21.65	to	$21.65	$13	0.82%	0.35%	to	0.35%	-3.06%	to	-3.06%
2015	1	$22.33	to	$22.33	$14	0.87%	0.35%	to	0.35%	2.75%	to	2.75%
2014	1	$21.74	to	$21.74	$20	1.11%	0.35%	to	0.35%	-7.48%	to	-7.48%
2013	—	$23.49	to	$23.49	$2	0.00%	0.35%	to	0.35%	25.27%	to	25.27%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
PIMCO VIT All Asset Portfolio
2016	2,152	$12.60	to	$19.93	$33,761	2.63%	0.35%	to	3.55%	9.26%	to	12.53%
2015	2,266	$11.53	to	$17.71	$31,975	3.33%	0.35%	to	3.55%	-11.94%	to	-9.30%
2014	2,389	$13.10	to	$19.53	$37,582	5.33%	0.35%	to	3.55%	-3.03%	to	0.12%
2013	2,323	$13.47	to	$19.50	$36,895	4.75%	0.35%	to	3.55%	-3.22%	to	-0.08%
2012	2,203	$14.07	to	$19.52	$35,368	5.68%	0.35%	to	3.30%	11.36%	to	14.54%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2016	474	$5.20	to	$8.33	$2,793	1.10%	0.00%	to	3.55%	11.42%	to	14.75%
2015	539	$4.67	to	$7.26	$2,816	4.58%	0.00%	to	3.55%	-28.12%	to	-25.96%
2014	528	$6.49	to	$9.81	$3,804	0.36%	0.00%	to	3.55%	-21.15%	to	-18.71%
2013	587	$8.37	to	$12.06	$5,329	1.75%	0.00%	to	3.55%	-17.43%	to	-15.00%
2012	644	$10.16	to	$14.19	$7,000	2.71%	0.00%	to	3.30%	2.21%	to	5.02%
PIMCO VIT Emerging Markets Bond Portfolio
2016	691	$14.24	to	$22.43	$11,833	5.27%	0.00%	to	3.55%	9.39%	to	11.94%
2015	791	$12.98	to	$20.44	$12,126	5.30%	0.00%	to	3.55%	-5.66%	to	-3.46%
2014	812	$13.73	to	$21.60	$12,974	5.25%	0.00%	to	3.55%	-2.02%	to	0.26%
2013	916	$14.22	to	$30.96	$14,639	5.00%	0.00%	to	3.55%	-10.08%	to	-7.29%
2012	1,324	$15.71	to	$18.17	$23,131	4.92%	0.00%	to	3.30%	14.23%	to	16.43%

84	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Advantage Strategy Bond Portfolio
2016	951	$8.73	to	$9.40	$8,857	1.69%	1.15%	to	3.55%	3.94%	to	5.31%
2015	960	$8.40	to	$8.93	$8,499	2.00%	1.15%	to	3.55%	-7.56%	to	-6.34%
2014	766	$9.09	to	$9.54	$7,251	1.94%	1.15%	to	3.55%	-4.12%	to	-2.85%
2013	573	$9.48	to	$9.82	$5,591	1.51%	1.15%	to	3.55%	-5.73%	to	-4.49%
2012	311	$10.05	to	$10.28	$3,178	1.19%	1.40%	to	3.30%	3.35%	to	4.71%
PIMCO VIT Global Bond Portfolio
2016	377	$10.44	to	$15.08	$4,534	1.51%	0.00%	to	3.55%	0.41%	to	4.04%
2015	414	$10.35	to	$14.49	$4,886	1.84%	0.00%	to	3.55%	-7.38%	to	-4.03%
2014	439	$11.13	to	$15.10	$5,514	2.46%	0.00%	to	3.55%	-1.30%	to	2.26%
2013	511	$11.28	to	$14.83	$6,407	1.06%	0.00%	to	3.55%	-11.54%	to	-8.48%
2012	538	$12.67	to	$14.66	$7,497	1.59%	0.00%	to	3.30%	3.46%	to	5.61%
PIMCO VIT Global Dividend Portfolio
2016	1,064	$10.18	to	$11.83	$11,996	5.13%	0.35%	to	3.55%	4.25%	to	6.58%
2015	1,238	$9.77	to	$11.10	$13,186	5.01%	0.35%	to	3.55%	-11.97%	to	-10.06%
2014	1,465	$11.04	to	$12.34	$17,486	0.00%	0.35%	to	3.55%	-2.47%	to	-0.35%
2013	1,612	$11.36	to	$12.39	$19,468	2.14%	0.35%	to	3.55%	15.33%	to	17.93%
2012	1,820	$10.08	to	$10.50	$18,800	0.86%	0.35%	to	3.15%	6.46%	to	8.44%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2016	1,740	$9.59	to	$10.84	$18,539	2.44%	0.00%	to	3.55%	0.86%	to	2.60%
2015	1,902	$9.51	to	$11.52	$19,802	1.66%	0.00%	to	3.55%	-3.19%	to	-0.14%
2014	2,205	$9.79	to	$11.53	$23,317	2.41%	0.00%	to	3.55%	1.05%	to	4.70%
2013	2,951	$9.65	to	$12.87	$30,254	3.28%	0.00%	to	3.55%	-11.08%	to	-7.87%
2012	3,140	$10.76	to	$14.02	$35,560	3.66%	0.00%	to	3.30%	5.32%	to	8.87%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2016	1,367	$9.35	to	$9.71	$13,182	0.76%	1.15%	to	2.20%	0.70%	to	1.52%
2015	1,350	$9.29	to	$9.57	$12,840	1.46%	1.15%	to	2.20%	-3.21%	to	-2.43%
2014	1,117	$9.59	to	$9.87	$10,891	3.82%	1.15%	to	2.20%	2.60%	to	3.43%
2013	754	$9.35	to	$9.48	$7,131	1.95%	1.15%	to	2.20%	-8.16%	to	-7.42%
2012²	309	$10.19	to	$10.24	$3,155	3.84%	1.40%	to	2.20%	2.14%	to	2.59%
PIMCO VIT High Yield Portfolio
2016	4,028	$15.49	to	$27.39	$85,850	5.22%	0.00%	to	3.55%	8.72%	to	12.09%
2015	3,823	$14.24	to	$24.43	$73,569	5.27%	0.00%	to	3.55%	-4.93%	to	-1.99%
2014	3,614	$14.98	to	$24.93	$71,674	5.29%	0.00%	to	3.55%	-0.10%	to	2.99%
2013	3,135	$15.00	to	$24.21	$60,858	5.44%	0.00%	to	3.55%	2.21%	to	5.37%
2012	2,259	$15.45	to	$19.37	$41,822	5.78%	0.00%	to	3.30%	10.77%	to	12.90%
PIMCO VIT Low Duration Portfolio
2016	3	$18.25	to	$18.25	$63	1.49%	0.35%	to	0.35%	1.05%	to	1.05%
2015	4	$18.06	to	$18.06	$66	3.69%	0.35%	to	0.35%	-0.04%	to	-0.04%
2014	3	$18.07	to	$18.07	$59	1.21%	0.35%	to	0.35%	0.50%	to	0.50%
2013	1	$17.98	to	$17.98	$9	0.95%	0.35%	to	0.35%	-0.48%	to	-0.48%
2012[6]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

85	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Real Return Portfolio
2016	2,652	$11.60	to	$25.92	$38,377	2.29%	0.00%	to	3.55%	1.78%	to	4.83%
2015	2,613	$11.39	to	$24.72	$36,491	4.14%	0.00%	to	3.55%	-5.96%	to	-3.05%
2014	2,571	$12.32	to	$25.50	$37,397	1.40%	0.00%	to	3.55%	-0.35%	to	2.74%
2013	2,588	$12.33	to	$24.82	$37,003	1.74%	0.00%	to	3.55%	-12.38%	to	-9.54%
2012	2,442	$14.02	to	$27.44	$38,929	1.04%	0.00%	to	3.30%	5.37%	to	8.38%
PIMCO VIT Total Return Portfolio
2016	4,921	$13.77	to	$25.98	$94,253	2.08%	0.00%	to	3.55%	-0.90%	to	2.68%
2015	4,949	$13.86	to	$25.39	$93,671	4.97%	0.00%	to	3.55%	-2.91%	to	0.45%
2014	4,956	$14.26	to	$25.36	$95,006	2.20%	0.00%	to	3.55%	0.80%	to	4.28%
2013	5,089	$14.13	to	$24.40	$94,691	2.20%	0.00%	to	3.55%	-5.38%	to	-1.96%
2012	5,425	$14.90	to	$24.98	$102,382	2.57%	0.00%	to	3.30%	6.03%	to	9.22%
PIMCO VIT Unconstrained Bond Portfolio
2016	2,075	$9.41	to	$11.19	$21,240	1.75%	0.00%	to	3.55%	1.59%	to	4.74%
2015	2,055	$9.26	to	$10.68	$20,400	3.42%	0.00%	to	3.55%	-4.64%	to	-1.69%
2014	2,043	$9.71	to	$10.86	$20,912	1.09%	0.00%	to	3.55%	-0.05%	to	3.05%
2013	1,641	$9.81	to	$10.54	$16,556	0.55%	0.00%	to	3.55%	-3.75%	to	-1.12%
2012	965	$10.17	to	$10.60	$9,996	0.95%	0.00%	to	3.30%	4.65%	to	7.37%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2016	116	$9.24	to	$9.37	$1,082	0.70%	1.15%	to	2.20%	1.01%	to	1.84%
2015¹¹	69	$9.18	to	$9.20	$638	0.00%	1.15%	to	2.20%	-1.97%	to	-1.94%
T. Rowe Price Blue Chip Growth Portfolio
2016	1	$28.02	to	$28.02	$39	0.00%	0.35%	to	0.35%	0.19%	to	0.19%
2015	1	$27.97	to	$27.97	$30	0.00%	0.35%	to	0.35%	10.41%	to	10.41%
2014	2	$25.33	to	$25.33	$38	0.00%	0.35%	to	0.35%	8.46%	to	8.46%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2016	2	$24.47	to	$24.47	$40	2.09%	0.35%	to	0.35%	18.44%	to	18.44%
2015	2	$20.66	to	$20.66	$34	1.59%	0.35%	to	0.35%	-7.43%	to	-7.43%
2014	2	$22.32	to	$22.32	$36	1.55%	0.35%	to	0.35%	6.73%	to	6.73%
2013	—	$20.92	to	$20.92	$8	2.28%	0.35%	to	0.35%	28.95%	to	28.95%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

86	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
T. Rowe Price Health Sciences Portfolio
2016	—	$55.51	to	$55.51	$7	0.00%	0.35%	to	0.35%	-11.03%	to	-11.03%
2015	—	$62.39	to	$62.39	$8	0.00%	0.35%	to	0.35%	12.08%	to	12.08%
2014	—	$55.67	to	$55.67	$7	0.00%	0.35%	to	0.35%	30.76%	to	30.76%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[4]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Templeton Global Bond VIP Fund
2016	1,861	$26.79	to	$62.99	$84,067	0.00%	0.00%	to	3.55%	-0.50%	to	2.58%
2015	1,822	$26.93	to	$61.41	$80,718	7.88%	0.00%	to	3.55%	-7.50%	to	-4.64%
2014	1,676	$28.00	to	$70.51	$78,784	5.06%	0.00%	to	3.55%	-1.72%	to	1.83%
2013	1,524	$28.49	to	$63.46	$71,269	4.80%	0.00%	to	3.55%	-1.92%	to	1.27%
2012	1,165	$31.51	to	$62.66	$54,092	6.30%	0.00%	to	3.30%	11.31%	to	14.66%
Templeton Growth VIP Fund
2016	493	$19.91	to	$38.92	$13,794	2.11%	0.35%	to	3.55%	5.80%	to	9.24%
2015	622	$18.82	to	$35.63	$16,196	2.65%	0.35%	to	3.55%	-9.75%	to	-6.81%
2014	704	$20.85	to	$38.24	$19,967	1.43%	0.35%	to	3.55%	-6.20%	to	-3.15%
2013	746	$22.23	to	$33.67	$22,046	2.73%	0.35%	to	3.55%	26.26%	to	29.22%
2012	695	$17.73	to	$26.06	$15,947	2.12%	0.35%	to	3.30%	17.41%	to	19.70%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**	These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are 1.40% and are excluded from the expense ratio.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

****	Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2016, 2015, 2014, 2013, and 2012, are $764, $732, $831, $888, and $639, respectively.

1	Period from January 23, 2012 (fund commencement) to December 31, 2012
2	Period from April 30, 2012 (fund commencement) to December 31, 2012
3	Period from July 9, 2012 (fund commencement) to December 31, 2012
4	Period from September 17, 2012 (fund commencement) to December 31, 2012
5	Period from October 26, 2012 (fund commencement) to December 31, 2012
6	Period from Nov ember 19, 2012 (fund commencement) to December 31, 2012
7	Period from January 27, 2014 (fund commencement) to December 31, 2014
8	Period from April 28, 2014 (fund commencement) to December 31, 2014
9	Period from July 7, 2014 (fund commencement) to December 31, 2014
10	Period from April 27, 2015 (fund commencement) to December 31, 2015
11	Period from Nov ember 23, 2015 (fund commencement) to December 31, 2015
12	Period from October 14, 2016 (fund commencement) to December 31, 2016

87	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2016

7.	SUBSEQUENT EVENTS

Allianz Life of New York has evaluated subsequent events through March 24, 2017, which is the date the financial statements were issued. No material subsequent events have occurred since December 31, 2016, that require adjustment to the financial statements.

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